Case Equipment Loan Trust 1995-A                                   NPV Data Input Section
$576,000,000 7.30% Asset Backed Notes due March 15, 2002           Scheduled Cash Flows as of the Fiscal Month
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002     Line 0 is Scheduled Amount Delinquent
Prepared by Lisa Sorenson Phone 414-636-6184

                                     IRR Calc                                        16-Nov-98
                                              7.562%         Cut-off Date        pool 1             pool 2            pool 3
File: service\                      0    (352,717,651.45)        756,797.64         804,165.65        286,111.54        426,512.87
                     11/18/1998     1       4,418,039.53       3,661,241.89       2,023,880.04        524,032.22        443,698.99
                    11:36:54 AM     2       4,012,602.90       4,012,602.90      10,224,145.71        852,749.94      1,272,526.87
                                    3       3,907,325.73       3,907,325.73       6,850,686.45        850,893.69      1,002,395.87
                                    4       5,254,112.46       5,254,112.46       3,661,950.25      4,576,247.42        647,587.08
                                    5       6,443,901.17       6,443,901.17       1,191,867.98      5,395,980.68      4,109,676.54
                                    6       5,675,841.78       5,675,841.78         508,926.31        254,790.93      4,883,261.23
                                    7       9,401,221.89       9,401,221.89         324,532.12        116,892.45         76,247.74
                                    8       5,176,887.89       5,176,887.89         602,404.35         83,090.21        116,504.88
                                    9       7,504,062.59       7,504,062.59         905,309.42         80,206.30        243,209.34
                                   10      25,460,912.46      25,460,912.46         613,927.08        212,677.97         69,692.80
                                   11      17,161,198.48      17,161,198.48         891,134.39        214,627.26        143,085.83
                                   12       9,725,133.70       9,725,133.70         563,599.74        137,618.80        200,679.41
                                   13       5,313,727.52       5,313,727.52       1,152,137.58        173,556.56        123,033.03
                                   14       4,141,877.81       4,141,877.81       7,043,841.22        378,115.93        514,217.76
                                   15       3,728,364.97       3,728,364.97       4,254,333.85        414,549.30        534,889.97
                                   16       4,893,554.35       4,893,554.35       1,794,381.70      2,786,682.72        199,390.08
                                   17       6,214,011.07       6,214,011.07         338,869.26      2,887,463.34      1,664,829.67
                                   18       5,387,093.37       5,387,093.37          62,443.27        130,773.76      2,245,285.77
                                   19       8,842,052.74       8,842,052.74          90,471.49          9,950.38         42,000.90
                                   20       4,928,939.62       4,928,939.62          10,516.11          4,098.18         37,231.58
                                   21       7,229,379.49       7,229,379.49          26,897.34              0.00         22,093.78
                                   22      25,037,082.60      25,037,082.60           1,715.60         11,796.59            497.05
                                   23      16,779,221.10      16,779,221.10          11,931.23         32,608.34          4,043.72
                                   24       9,308,425.49       9,308,425.49          17,752.28              0.00         60,175.17
                                   25       4,795,285.30       4,795,285.30           1,715.60              0.00            497.05
                                   26       3,781,783.09       3,781,783.09         145,363.41              0.00            497.05
                                   27       3,273,512.75       3,273,512.75          64,494.56         27,910.39         48,591.28
                                   28       4,371,478.35       4,371,478.35          35,254.58         50,115.97            566.08
                                   29       5,537,022.24       5,537,022.24          18,366.93         10,322.30        171,256.09
                                   30       4,897,672.87       4,897,672.87             692.13              0.00         12,811.40
                                   31       8,011,042.60       8,011,042.60               0.00              0.00              0.00
                                   32       4,491,987.98       4,491,987.98               0.00              0.00              0.00
                                   33       6,683,794.29       6,683,794.29               0.00              0.00              0.00
                                   34      24,058,728.76      24,058,728.76               0.00              0.00              0.00
                                   35      15,848,613.80      15,848,613.80               0.00              0.00              0.00
                                   36       8,320,850.71       8,320,850.71               0.00              0.00         39,254.82
                                   37       3,990,580.08       3,990,580.08               0.00              0.00              0.00
                                   38       2,991,922.80       2,991,922.80               0.00              0.00              0.00
                                   39       2,433,481.82       2,433,481.82               0.00              0.00              0.00
                                   40       3,283,542.26       3,283,542.26               0.00              0.00              0.00
                                   41       4,374,194.28       4,374,194.28               0.00              0.00              0.00
                                   42       3,724,329.06       3,724,329.06               0.00              0.00              0.00
                                   43       6,417,821.23       6,417,821.23               0.00              0.00              0.00
                                   44       3,114,191.49       3,114,191.49               0.00              0.00              0.00
                                   45       4,864,826.68       4,864,826.68               0.00              0.00              0.00
                                   46      20,215,309.91      20,215,309.91               0.00              0.00              0.00
                                   47      12,909,728.71      12,909,728.71               0.00              0.00              0.00
                                   48       6,349,954.88       6,349,954.88               0.00              0.00              0.00
                                   49       2,282,299.00       2,282,299.00               0.00              0.00              0.00
                                   50       1,264,180.73       1,264,180.73               0.00              0.00              0.00
                                   51         684,213.18         684,213.18               0.00              0.00              0.00
                                   52       1,214,774.34       1,214,774.34               0.00              0.00              0.00
                                   53       1,940,632.37       1,940,632.37               0.00              0.00              0.00
                                   54       1,492,868.04       1,492,868.04               0.00              0.00              0.00
                                   55       3,355,837.69       3,355,837.69               0.00              0.00              0.00
                                   56       1,372,485.44       1,372,485.44               0.00              0.00              0.00
                                   57       2,427,126.28       2,427,126.28               0.00              0.00              0.00
                                   58      14,388,915.95      14,388,915.95               0.00              0.00              0.00
                                   59       8,159,079.37       8,159,079.37               0.00              0.00              0.00
                                   60       2,986,211.22       2,986,211.22               0.00              0.00              0.00
                                   61         715,159.00         715,159.00               0.00              0.00              0.00
                                   62         236,175.21         236,175.21               0.00              0.00              0.00
                                   63          27,528.60          27,528.60               0.00              0.00              0.00
                                   64          42,207.34          42,207.34               0.00              0.00              0.00
                                   65          47,609.45          47,609.45               0.00              0.00              0.00
                                   66           8,162.69           8,162.69               0.00              0.00              0.00
                                   67         121,075.68         121,075.68               0.00              0.00              0.00
                                   68          15,557.18          15,557.18               0.00              0.00              0.00
                                   69         101,621.40         101,621.40               0.00              0.00              0.00
                                   70         437,852.74         437,852.74               0.00              0.00              0.00
                                   71         196,938.60         196,938.60               0.00              0.00              0.00
                                   72          61,221.73          61,221.73               0.00              0.00              0.00
                                   73          17,674.81          17,674.81               0.00              0.00              0.00

Total Time Balance of
Scheduled Cash Flows                      418,284,034.69     418,284,034.69      44,237,707.63     20,503,863.17     19,356,241.70


CASE EQUIPMENT LOAN TRUST 1995-A
$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002

Prepared by Lisa Sorenson Phone 414-636-6184

Payment Date                                                                              16-Nov-98
Month Begin                                                                               01-Oct-98
Month End                                                              28-Feb-95          31-Oct-98
Days in accrual period (30/360)                                                                  30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                      $3,943,537.39

Warranty Repurchases
    Contracts deferred beyond final maturity date                                             $0.00
    Government obligors                                                                       $0.00
          Total Warranty Repurchases                                                          $0.00

Total Collections For The Period                                                      $3,943,537.39

Miscellaneous Data
    Aggregate Scheduled Amounts 30 - 59 days past due                                   $434,274.73
    Aggregate Scheduled Amounts 60 days or more past due                                $523,612.27
    Net Losses on Liquidated Receivables                                                 $34,529.18
    Number of Loans at Beginning of Period                                                    7,831
    Number of Loans at End of Period                                                          7,606
    Repossessed Equipment not Sold or Reassigned (Beginning)                                  $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                        $0.00
    Reinvestment Income                                                                 $114,796.76
    Pre-Funding Account Reinvestment Income                                                   $0.00


PART II -- SERVICING CALCULATIONS                                                        16-Nov-98

1.  Sources and Uses of Collection Account Balance                Cut-off Date       pool 1          pool 2          pool 3

Initial Pool Balance                                                                 $600,998,991.37
Wtd. Avg. APR                                                                7.564%           7.564%          7.482%          7.806%
Contract Value (Beg. of Month)                                                        $44,242,997.09  $20,055,033.64  $19,021,980.42
Contract Value  (End of Month)                                      $352,717,651.45   $42,252,716.44  $19,466,747.65  $18,317,126.13
Contract Value Decline                                                                 $1,990,280.66     $588,285.98     $704,854.29

Total Collections and Investment Income for the period                                 $4,058,334.15

Yield Supplement Amount                                                                        $0.00
Negative Carry Amount                                                                          $0.00

Total Distribution Amount (TDA)                                                        $4,058,334.15

Principal Distribution Amount  (PDA)                                                   $3,283,420.93
Interest Distribution Amount  (IDA)                                                      $774,913.22

2.  Calculation of Distributable Amounts

Note Beginning Principal Balance                                                      $54,777,918.25
Noteholders' Principal Carryover Shortfall (Previous Period)                                   $0.00
Noteholders' Share of the Principal Distribution Amount                                       96.00%
Noteholders' Principal Distributable Amount                                            $3,152,084.09

Certificate Beginning Principal Balance                                                $8,214,753.61
Certificateholders' Principal Carryover Shortfall (Previous Period)                            $0.00
Certificateholders' Share of the Principal Distribution Amount                                 4.00%
Certificateholders' Principal Distributable Amount                                       $131,336.84

Interest Accrued on Notes this period                                         7.30%      $333,232.34
Noteholders' Interest Carryover Shortfall (Previous Period)                                    $0.00
Interest Due (in Arrears) on above Shortfall                                                   $0.00
Noteholders' Interest Distributable Amount                                               $333,232.34

Interest Accrued on Certificates this period                                  7.65%       $52,369.05
Certificateholders' Interest Carryover Shortfall (Previous Period)                             $0.00
Interest Due (in Arrears) on Above Beginning Shortfall                                         $0.00
Certificateholders' Interest Distributable Amount                                         $52,369.05

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                              $4,058,334.15

Administration Fee Shortfall (Previous Period)                                                 $0.00
Administration Fee Accrued during this Period                       $500/qtr.                $166.67
Administration Fee Paid this Period from TDA                                                 $166.67
Administration Fee Shortfall                                                                   $0.00

Total Distribution Amount Remaining                                                    $4,058,167.48

Noteholders' Interest Distributable Amount                                               $333,232.34
Noteholders' Interest Paid this Period from TDA                                          $333,232.34
Prelim. Noteholders' Interest Carryover Shortfall                                              $0.00

Total Distribution Amount Remaining                                                    $3,724,935.15

Noteholders' Principal Distributable Amount                                            $3,152,084.09
Noteholders' Principal Paid this Period from TDA                                       $3,152,084.09
Prelim. Noteholders' Principal Carryover Shortfall                                             $0.00


Total Distribution Amount Remaining                                                      $572,851.06

Certificateolders' Interest Distributable Amount                                          $52,369.05
Certificateholders' Interest Paid this Period from TDA                                    $52,369.05
Prelim. Certificateholders' Interest Carryover Shortfall                                       $0.00

Total Distribution Amount Remaining                                                      $520,482.00

Certificateholders' Principal Distributable Amount                                       $131,336.84
Certificateholders' Principal Paid this Period from TDA                                  $131,336.84
Prelim. Certificateholders' Principal Carryover Shortfall                                      $0.00

Total Distribution Amount Remaining                                                      $389,145.17

Servicing Fee Shortfall (Previous Period)                                                      $0.00
Servicing Fees Accrued during this Period                                    1.00%        $69,433.34
Servicing Fees Paid this Period from TDA                                                  $69,433.34
Servicing Fee Shortfall                                                                        $0.00

Total Distribution Amount Remaining to Deposit to Spread Acct                            $319,711.82

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                         ($0.00)

New Collateral Purchased                                                                       $0.00
Deposit to Spread Account                                                                      $0.00
Deposit to YSA                                                                                 $0.00
Payment to Seller                                                                              $0.00

Ending Pre-Funding Account Balance                                                            ($0.00)

5.  Reconciliation of Yield Supplement Account

Beginning Yield Supplement Account Balance                                             $5,715,885.89

Receivables Percentage                                                                      100.000%
Yield Supplement Amount                                                                        $0.00
Cumulative Yield Supplement Amount                                                    $15,025,550.11
Deposit to YSA for purchased collateral                                                        $0.00
Original YSA Balance                                                                  $21,522,322.00
Maximum YSA Amount                                                                    $15,806,006.42
Required YSA Balance                                                                   $6,496,771.89
Interim Ending YSA Balance                                                             $5,715,885.89
YSA Released to Seller                                                                         $0.00

Ending Yield Supplement Account Balance                                                $5,715,885.89

6.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                      ($0.00)

Pre-Funded Percentage                                                                         0.000%
Negative Carry Amount                                                                          $0.00
Cumulative Negative Carry Amount                                                         $756,233.52
Maximum Negative Carry Amount                                                                  $0.00
Required Negative Carry Account Balance                                                        $0.00
Interim Ending Negative Carry Account Balance                                                 ($0.00)
Negative Carry Amount Released to Seller                                                       $0.00

Ending Negative Carry Account Balance                                                         ($0.00)


7.  Distributions from Spread Account

Beginning Spread Account Balance                                                      $15,024,974.78
Deposit to Spread Account from Pre-Funding Account                                             $0.00
Deposit to Spread Account from Excess Collections over Distributions                     $319,711.82

Distribution from Spread Account to Noteholders' Distr. Account                                $0.00
Adjustment to Noteholder Interest Carryover Shortfall                                          $0.00
Adjustment to Noteholder Principal Carryover Shortfall                                         $0.00

Prelim. Spread Account Balance Remaining                                              $15,344,686.61

Distribution from Spread Account to Certificateholders' Distr. Account                         $0.00
Adjustment to Certificateholders' Interest Carryover Shortfall                                 $0.00
Adjustment to Certificateholders' Principal Carryover Shortfall                                $0.00

Prelim. Spread Account Balance Remaining                                              $15,344,686.61

Cumulative Realized Losses since 28-February-95 (Cut-off Date)                         $1,535,439.05
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                          NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)        $414,350.16
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                 NO
60 day or > Delinquent Scheduled Amounts                                                 $523,612.27
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                      NO
Are any of the three conditions "YES"?                                             NO

Preliminary Note Principal Balance (End of Period)                                    $51,625,834.16
Preliminary Certificate Principal Balance (End of Period)                              $8,083,416.77
Preliminary Total Principal Balance of Notes and Certificates                         $59,709,250.93

Specified Spread Acct Balance (Before Distribution of 5.06 (b) (ii))                  $15,024,974.78
Greater of:
(a)  4.00% of Pool Balance at end of Collection Pd; and                      4.00%     $3,201,463.61

(b)  2.5% of Initial Balance (Until Outstanding Note and Certificate
       Balance = Spread Account)                                             2.50%    $15,024,974.78

Prelim. Spread Account Balance Remaining                                              $15,344,686.61
Prelim. Excess Spread Account Balance                                                    $319,711.82

Release from Spread Account to Seller as "Excess Servicing Fee"         Turbo Date             $0.00
Release from Spread Account to Noteholders as Principal                    15-Oct-95     $319,711.82
Ending Spread Account Balance (after distributions)                                   $15,024,974.78
Net Change in Spread Account Balance                                                           $0.00

8.  Ending Balances
Note Interest Carryover Shortfall  (Ending Balance)                                            $0.00
Note Principal Carryover Shortfall  (Ending Balance)                                           $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                             $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                            $0.00

Note Principal Balance (End of Period)                                                $51,306,122.34
Certificate Principal Balance (End of Period)                                          $8,083,416.77
Total Principal Balance of Notes and Certificates                                     $59,389,539.11

Note Pool Factor (End of Period)                                     $576,000,000.00       0.0890731
Certificate Pool Factor (End of Period)                               $24,000,000.00       0.3368090
Total Notes & Certificates Pool Factor (End of Period)                                     0.0989826

Specified Spread Account Balance (after all distributions and adjustments)            $15,024,974.78


CASE EQUIPMENT LOAN TRUST 1995-A
STATEMENT TO NOTEHOLDERS

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002

Payment Date:                                                                              16-Nov-98

(1)  Amount of principal being paid on Notes:                                          $3,471,795.91
       per $1,000 original principal amount:                                              6.02742346

(2)   Amount of interest being paid on Notes:                                            $333,232.34
        per $1,000 original principal amount:                                             0.57852836

(3)  Pool Balance at end of related Collection Period:                                $80,036,590.22

(4)  After giving effect to distributions on this Payment Date:

(a) (i)  outstanding principal amount of notes:                                       $51,306,122.34
     (ii)  Note Pool Factor:                                                               0.0890731

(b) (i)  Certificate Balance                                                           $8,083,416.77
     (ii)  Certificate Pool Factor:                                                        0.3368090

(5)  Amount of Servicing Fee:                                                             $69,433.34
            per $1,000 Original Pool Balance:                                             0.11552988

(6)  Amount of Administration Fee:                                                           $166.67
            per $1,000 Original Pool Balance:                                             0.00027732

(7)  Aggregate Purchase Amounts for Collection Period:                                         $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                              $34,529.18

(9)  Amount in Spread Account:                                                        $15,024,974.78

(10)  Amount in Pre-Funding Account:                                                          ($0.00)

(11)  For the Final payment date with respect to the Funding Period, the          NA
       Remaining Pre-Funded Amount

(12)  Amount in Yield Supplement Account:                                              $5,715,885.89

(13)  Amount in Negative Carry Account:                                                       ($0.00)


CASE EQUIPMENT LOAN TRUST 1995-A

STATEMENT TO CERTIFICATEHOLDERS

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002



Payment Date:                                                                              16-Nov-98

(1)  Amount of principal being paid or distributed:

(a)  Notes:                                                                            $3,471,795.91
       per $1,000 original principal amount:                                              6.02742346

(b)  Certificates:                                                                       $131,336.84
       per $1,000 original principal amount:                                              5.47236821

(c)  Total:                                                                            $3,603,132.75

(2)   Amount of interest being paid or distributed:

(a)  Notes:                                                                              $333,232.34
       per $1,000 original principal amount:                                              0.57852836

(b)  Certificates:                                                                        $52,369.05
       per $1,000 original principal amount:                                              2.18204393

(c)  Total:                                                                              $385,601.39

(3)  Pool Balance at end of related Collection Period:                                $80,036,590.22

(4)  After giving effect to distributions on this Payment Date:

(a) (i)  outstanding principal amount of notes:                                       $51,306,122.34
     (ii)  Note Pool Factor:                                                               0.0890731

(c) (i)  Certificate Balance                                                           $8,083,416.77
     (ii)  Certificate Pool Factor:                                                        0.3368090

(5)  Amount of Servicing Fee:                                                             $69,433.34
per $1,000 Original Pool Balance:                                                         0.11552988

(6)  Amount of Administration Fee:                                                           $166.67
per $1,000 Original Pool Balance:                                                         0.00027732

(7)  Aggregate Purchase Amounts for Collection Period:                                         $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                              $34,529.18

(9)  Amount in Spread Account:                                                        $15,024,974.78

(10)  Amount in Pre-Funding Account:                                                          ($0.00)

(11)  For the Final payment date with respect to the Funding Period, the       NA
       Remaining Pre-Funded Amount

(12)  Amount in Yield Supplement Account:                                              $5,715,885.89

(13)  Amount in Negative Carry Account:                                                       ($0.00)


CASE EQUIPMENT LOAN TRUST 1995-A

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002

PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

Payment Date:                                                                              16-Nov-98

(1)  Payment of Administration Fee to Administrator:                                         $166.67

(2)  Noteholders' Interest Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                $333,232.34

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                              $3,471,795.91

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                          $52,369.05

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                         $131,336.84

(6)  Payment of Servicing Fee to Servicer:                                                $69,433.34

(7)  Deposit to Spread Account:                                                          $319,711.82

Check for Error                                                                     NO ERROR
Sum of Above Distributions                                                             $4,378,045.97
Total Distribution Amount plus Turbo                                                   $4,378,045.97


CASE EQUIPMENT LOAN TRUST 1995-A

SERVICER'S CERTIFICATE

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002


Payment Date:                                                                              16-Nov-98
(1)  Total Distribution Amount:                                                        $4,058,334.15

(2)  Administration Fee:                                                                     $166.67

(3)  Noteholders' Interest Distributable Amount:                                         $333,232.34

(4)  Noteholders' Interest Carryover Shortfall:                                                $0.00

(5)  Noteholders' Percentage:                                                                    96%

(6)  Noteholders' Principal Distributable Amount:                                      $3,471,795.91

(7)  Noteholders' Principal Carryover Shortfall:                                               $0.00

(8)  Noteholders' Distributable Amount:                                                $3,805,028.25

(9)  Certificateholders' Interest Distributable Amount:                                   $52,369.05

(10)  Certificateholders' Interest Carryover Shortfall:                                        $0.00

(11)  Certificateholders' Percentage:                                                             4%

(12)  Certificateholders' Principal Distributable Amount:                                $131,336.84

(13)  Certificateholders' Principal Carryover Shortfall:                                       $0.00

(14)  Certificateholders' Distributable Amount:                                          $183,705.89

(15)  Servicing Fee:                                                                      $69,433.34

(16)  Deposit to Spread Account (before any distributions of excess):                    $319,711.82

(17)  Specified Spread Account Balance (after all distributions and adjustments) :    $15,024,974.78
The greater of:
(a) 4.00% of the Pool Balance at the beginning of the Collection Period
           in which the Payment Date occurs plus                                       $3,201,463.61

(b)  2.5% of Initial Balance (Until Outstanding Note and Certificate                  $15,024,974.78
       Balance = Spread Account)


STATEMENT TO CERTIFICATEHOLDERS

SERVICER'S CERTIFICATE (CONTINUED)

(18)  Spread Account Trigger Tests:
(a) (i)  Aggregate Realized Losses from the Cutoff Date through
           the end of the related Collection Period:                                   $1,535,439.05

      (ii)  2.25% of the Original Pool Balance:                                       $13,522,477.31

(b)  (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
           has been repossessed but in which the receivable has not been liquidated:     $414,350.16

      (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:       $1,374,780.18

(c)  (i)  Aggregate Scheduled Payments delinquent by more than 60 days
            as of the end of the related Collection Period:                              $523,612.27

       (ii)  2.25% of the Pool Balance at the beginning of the Collection Period
              in which the Payment Date occurs:                                        $1,800,823.28

(19)  Spread Account Balance over the Specified Spread Account Balance:                  $319,711.82

(20)  Excess Amount in Spread Account Distributed To:
(a) Seller:                                                                                    $0.00
(b) Seller:  Release of Excess Amount in Yield Supplement Account                              $0.00
(c) Noteholders:                                                                         $319,711.82

(21)  Amount to be withdrawn from the Spread Account and deposited
into the Note Distribution Account (other than as set forth in (32)(b) above):                 $0.00

(22)  Amount to be withdrawn from the Spread Account and deposited
into the Certificate Distribution Account:                                                     $0.00

(23)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                    $80,036,590.22

(24)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of Notes:                                    $51,306,122.34
           Note Pool Factor:                                                               0.0890731

           Outstanding Principal Balance of the Certificates:                          $8,083,416.77
           Certificate Pool Factor:                                                        0.3368090

(25)  Aggregate Purchase Amounts for related Collection Period:                                $0.00

(26)  Aggregate Amount of Realized Losses for the related Collection Period:              $34,529.18

(27)  Spread Account Balance after giving effect to all distributions:                $15,024,974.78


CASE EQUIPMENT LOAN TRUST 1995-B
$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15,
1996 $230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000   NPV Data Input Section
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002        Scheduled Cash Flows as of the End of the Fiscal Month
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002            Line 0 is Scheduled Amount Delinquent

Prepared by Lisa Sorenson Phone 414-636-6184
                                                      IRR Calc                 16-Nov-98
                                                             8.319%           pool 1              pool 2              pool 3
                                          0         (375,056,914.00)        1,471,916.25          858,345.61        1,462,853.84
                                          1            7,065,483.08         2,533,436.24          747,620.45        1,353,423.39
                                          2            5,497,424.34         5,725,245.18        1,389,133.26        1,586,476.54
                                          3            6,911,943.75         3,775,961.82          925,521.09          849,985.82
                                          4           13,755,624.68         1,859,643.38          557,891.44          760,000.45
                                          5           10,320,462.30         1,877,692.77          765,140.53          865,801.62
                                          6            6,063,795.64         3,827,177.67          609,101.41          683,110.56
                                          7            6,187,590.06         4,218,249.35          411,947.27          505,612.22
                                          8           10,444,882.53         4,313,891.75          416,348.10          493,577.75
                                          9           11,257,480.67         4,337,479.95          913,771.79          561,602.43
                                         10           12,103,680.98         3,422,796.38        1,892,381.61          708,859.11
                                         11           13,868,539.05           766,065.77        4,231,895.59        2,250,734.38
                                         12           11,237,527.54           557,198.29          303,586.14        3,879,647.72
                                         13            7,211,321.42         1,030,746.73          492,773.91        1,101,594.61
                                         14            5,108,428.29         3,127,817.50          865,210.39        1,037,918.35
                                         15            6,956,327.97         1,932,344.24          466,125.68          424,082.97
                                         16           13,951,027.49           607,227.78          219,068.74          331,443.54
                                         17           10,189,666.03           439,608.77          361,220.12          336,474.88
                                         18            5,786,133.77         1,100,701.26          265,541.94          182,126.18
                                         19            6,008,036.09         1,358,901.85           90,383.59          112,280.94
                                         20           10,019,601.65         1,382,390.50           82,106.52           79,229.13
                                         21           10,876,927.96         1,857,205.76          493,051.49          101,971.72
                                         22           11,717,351.64         1,782,921.03          968,075.07          203,893.91
                                         23           13,292,442.97           256,302.94        2,771,048.20        1,019,259.62
                                         24           10,769,940.61           107,723.12          173,398.49        2,070,145.08
                                         25            6,807,002.99           188,463.47          268,286.03          387,682.46
                                         26            4,622,643.12           154,193.33          197,188.05          285,973.50
                                         27            6,520,941.54            78,059.41           67,627.48           35,044.10
                                         28           13,253,785.46            29,284.76           27,428.60           64,547.67
                                         29            9,545,425.28               531.88           19,070.58           22,892.66
                                         30            5,316,722.42            15,466.48            8,337.26            8,480.59
                                         31            5,492,559.12             6,837.09            2,347.11                0.00
                                         32            9,259,151.29            22,529.51            2,347.11                0.00
                                         33           10,091,918.30            72,892.59           24,179.76                0.00
                                         34           10,667,452.02             9,746.16            2,347.11                0.00
                                         35           11,924,557.05                 0.00           19,605.87           74,582.13
                                         36            9,592,980.21            24,406.27                0.00                0.00
                                         37            5,571,999.63             3,000.00                0.00                0.00
                                         38            3,525,826.06                 0.00                0.00                0.00
                                         39            5,110,243.54                 0.00                0.00                0.00
                                         40           11,200,013.98                 0.00                0.00                0.00
                                         41            7,862,891.62                 0.00                0.00                0.00
                                         42            4,170,368.98                 0.00                0.00                0.00
                                         43            4,180,220.31                 0.00                0.00                0.00
                                         44            7,194,052.79                 0.00                0.00                0.00
                                         45            7,888,376.20                 0.00                0.00                0.00
                                         46            8,111,468.65                 0.00                0.00                0.00
                                         47            8,851,625.45                 0.00                0.00                0.00
                                         48            6,473,689.43                 0.00                0.00                0.00
                                         49            2,558,905.47                 0.00                0.00                0.00
                                         50              987,593.55                 0.00                0.00                0.00
                                         51            1,988,949.69                 0.00                0.00                0.00
                                         52            6,389,191.39                 0.00                0.00                0.00
                                         53            4,265,291.38                 0.00                0.00                0.00
                                         54            1,579,374.37                 0.00                0.00                0.00
                                         55            1,180,951.76                 0.00                0.00                0.00
                                         56            2,293,132.32                 0.00                0.00                0.00
                                         57            2,688,019.89                 0.00                0.00                0.00
                                         58            2,713,276.68                 0.00                0.00                0.00
                                         59            3,895,027.62                 0.00                0.00                0.00
                                         60            3,049,513.88                 0.00                0.00                0.00
                                         61              888,385.50                 0.00                0.00                0.00
                                         62              151,117.06                 0.00                0.00                0.00
                                         63              381,464.41                 0.00                0.00                0.00
                                         64              339,379.02                 0.00                0.00                0.00
                                         65              180,746.13                 0.00                0.00                0.00
                                         66               87,347.49                 0.00                0.00                0.00
                                         67               17,948.98                 0.00                0.00                0.00
                                         68               89,040.34                 0.00                0.00                0.00
                                         69              217,072.75                 0.00                0.00                0.00
                                         70               66,233.26                 0.00                0.00                0.00
                                         71              502,016.97                 0.00                0.00                0.00
                                         72                    0.00                 0.00                0.00                0.00
                                         73                    0.00                 0.00                0.00                0.00

Total Time Balance of
Scheduled Cash Flows                                 446,347,535.86        54,276,057.23       21,909,453.39       23,841,309.87


CASE EQUIPMENT LOAN TRUST 1995-B
$100,000,000 CLASS A-1 5.825% MONEY MARKET ASSET BACKED NOTES DUE SEPTEMBER 15,
1996 $230,000,000 CLASS A-2 5.95% ASSET BACKED NOTES DUE SEPTEMBER 15, 2000
$294,000,000 CLASS A-3 6.15% ASSET BACKED NOTES DUE SEPTEMBER 15, 2002
$26,000,000 6.45% ASSET BACKED CERTIFICATES DUE SEPTEMBER 15, 2002

Prepared by Sandra Tomlinson Phone 414-636-7833

Payment Date                                                                    16-Nov-98
Month Begin                                                                     01-Oct-98
Month End                                                                       31-Oct-98
Days in accrual period (30/360)                                                        30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                           $10,215,251.14

Warranty Repurchases
   Contracts deferred beyond Final Scheduled Maturity Date                          $0.00
   Government obligors                                                              $0.00
      Total Warranty Repurchases                                                    $0.00

Total Collections For The Period                                           $10,215,251.14

Miscellaneous Data
   Aggregate Scheduled Amounts 30 - 59 days past due                        $1,003,673.48
   Aggregate Scheduled Amounts 60 days or more past due                     $1,109,522.90
   Net Losses on Liquidated Receivables                                        $33,884.31
   Number of Loans at Beginning of Period                                           9,164
   Number of Loans at End of Period                                                 8,673
   Repossessed Equipment not Sold or Reassigned (Beginning)                         $0.00
   Repossessed Equipment not Sold or Reassigned (End)                               $0.00
   Reinvestment Income (including Pre-Funding Account)                        $126,022.61
   Pre-Funding Account Reinvestment Income                                          $0.00


PART II -- SERVICING CALCULATIONS                                                         16-Nov-98

1.  Sources and Uses of Collection Account Balance                                  pool 1           pool 2           pool 3

Initial Pool Balance                                                                $650,228,245.97
Wtd. Avg. APR                                                                                8.320%          8.820%           8.787%
Contract Value (Beg. of Month)                                                       $53,786,533.01  $21,608,984.78   $26,725,639.15
Contract Value  (End of Month)                                                       $50,995,568.95  $20,120,351.00   $22,012,771.35
Contract Value Decline                                                                $2,790,964.06   $1,488,633.78    $4,712,867.80

Total Collections and Investment Income for the period                               $10,341,273.75

Yield Supplement Amount                                                                       $0.00
Negative Carry Amount                                                                         $0.00

Total Distribution Amount (TDA)                                                      $10,341,273.75

Principal Distribution Amount  (PDA)                                                  $8,992,465.65
Interest Distribution Amount  (IDA)                                                   $1,348,808.10

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                                          $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                              $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                   0.00%
A-1 Noteholders' Principal Distributable Amount                                               $0.00

A-2 Note Beginning Principal Balance                                                          $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                              $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                   0.00%
A-2 Noteholders' Principal Distributable Amount                                               $0.00

A-3 Note Beginning Principal Balance                                                 $76,121,156.68
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                              $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                  100.00%
A-3 Noteholders' Principal Distributable Amount                                       $8,992,465.65

Certificate Beginning Principal Balance                                              $26,000,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                           $0.00
Certificateholders' Share of the Principal Distribution Amount                                0.00%
Certificateholders' Principal Distributable Amount                                            $0.00

Interest Accrued on Class A-1 Notes this period                                               $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes           $0.00
Interest Due (in Arrears) on above Shortfall                                                  $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                            $0.00

Interest Accrued on Class A-2 Notes this period                                               $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes           $0.00
Interest Due (in Arrears) on above Shortfall                                                  $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                            $0.00

Interest Accrued on Class A-3 Notes this period                                         $390,120.93
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes           $0.00
Interest Due (in Arrears) on above Shortfall                                                  $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                      $390,120.93

Interest Accrued on Class A-1, A-2, and A-3 Notes this period                           $390,120.93
Noteholders' Interest Carryover Shortfall (Previous Period)                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                  $0.00
Noteholders' Interest Distributable Amount                                              $390,120.93

Interest Accrued on Certificates this period                                            $139,750.00
Certificateholders' Interest Carryover Shortfall (Previous Period)                            $0.00
Interest Due (in Arrears) on Above Shortfall                                                  $0.00
Certificateholders' Interest Distributable Amount                                       $139,750.00


3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                            $10,341,273.75

Administration Fee Shortfall (Previous Period)                                                $0.00
Administration Fee Accrued during this Period                                               $166.67
Administration Fee Paid this Period from TDA                                                $166.67
Administration Fee Shortfall                                                                  $0.00

Total Distribution Amount Remaining                                                  $10,341,107.08

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1
Notes $0.00 Interest Due (in Arrears) on above Shortfall $0.00 Interest Accrued on Class A-1 Notes this period $0.00 Noteholders' Interest applicable to A-1
Notes Paid this Period from TDA $0.00 Preliminary Noteholders' Interest
Carryover Shortfall (Current Period) applicable to A-1 Notes$0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2
Notes $0.00 Interest Due (in Arrears) on above Shortfall $0.00 Interest Accrued on Class A-2 Notes this period $0.00 Noteholders' Interest applicable to A-2
Notes Paid this Period from TDA $0.00 Preliminary Noteholders' Interest
Carryover Shortfall (Current Period) applicable to A-2 Notes$0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3
Notes $0.00 Interest Due (in Arrears) on above Shortfall $0.00 Interest Accrued on Class A-3 Notes this period $390,120.93 Noteholders' Interest applicable to
A-3 Notes Paid this Period from TDA $390,120.93 Preliminary Noteholders'
Interest Carryover Shortfall (Current Period) applicable to A-3 Notes$0.00

Noteholders' Interest Carryover Shortfall (Previous Period)                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                  $0.00
Interest Accrued on Class A-1, A-2, and A-3 Notes this period                           $390,120.93
Noteholders' Interest Paid this Period from TDA                                         $390,120.93
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                        $0.00

Total Distribution Amount Remaining                                                   $9,950,986.16

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                              $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                       $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                 $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                   $0.00

Total Distribution Amount Remaining                                                   $9,950,986.16

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                              $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                       $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                 $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                   $0.00

Total Distribution Amount Remaining                                                   $9,950,986.16

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                              $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                               $8,992,465.65
A-3 Noteholders' Principal Distributable Amount Paid from TDA                         $8,992,465.65
Prelim. A-3 Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00

Total Distribution Amount Remaining                                                     $958,520.51

Certificateholders' Interest Carryover Shortfall (Previous Period)                            $0.00
Interest Due (in Arrears) on Above Shortfall                                                  $0.00
Interest Accrued on Certificates this period                                            $139,750.00
Certificateholders' Interest Paid this Period from TDA                                  $139,750.00
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                 $0.00

Total Distribution Amount Remaining                                                     $818,770.51

Certificateholders' Principal Carryover Shortfall (Previous Period)                           $0.00
Certificateholders' Principal Distributable Amount applicable to current period               $0.00
Certificateholders' Principal Distributable Amount Paid from TDA                              $0.00
Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)                    $0.00

Total Distribution Amount Remaining                                                     $818,770.51


Servicing Fee Shortfall (Previous Period)                                                     $0.00
Servicing Fees Accrued during this Period                                                $85,100.96
Servicing Fees Paid this Period from TDA                                                 $85,100.96
Servicing Fee Shortfall                                                                       $0.00

Total Distribution Amount Remaining to Deposit to Spread Acct                           $733,669.54

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                         $0.00

New Collateral Purchased                                                                      $0.00
Deposit to Spread Account                                                                     $0.00
Deposit to YSA                                                                                $0.00
Payment to Seller                                                                             $0.00

Ending Pre-Funding Account Balance                                                            $0.00

5.  Reconciliation of Yield Supplement Account

Beginning Yield Supplement Account Balance                                            $1,696,548.43

Receivables Percentage                                                                     100.000%
Yield Supplement Amount                                                                       $0.00
Cumulative Yield Supplement Amount                                                      $426,891.58
Deposit to YSA for purchased collateral                                                       $0.00
Original YSA Balance                                                                  $2,284,539.32
Maximum YSA Amount                                                                    $2,123,440.01
Required YSA Balance                                                                  $1,857,647.74
Interim Ending YSA Balance                                                            $1,696,548.43
YSA Released to Seller                                                                        $0.00

Ending Yield Supplement Account Balance                                               $1,696,548.43

6.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                      $0.00

Pre-Funded Percentage                                                                        0.000%
Negative Carry Amount                                                                         $0.00
Cumulative Negative Carry Amount                                                        $265,109.61
Maximum Negative Carry Amount                                                                 $0.00
Required Negative Carry Account Balance                                                       $0.00
Interim Ending Negative Carry Account Balance                                                 $0.00
Negative Carry Amount Released to Seller                                                      $0.00

Ending Negative Carry Account Balance                                                         $0.00

7.  Distributions from Spread Account

Beginning Spread Account Balance                                                     $16,255,706.15
Deposit to Spread Account from Pre-Funding Account                                            $0.00
Deposit to Spread Account from Excess Collections over Distributions                    $733,669.54

Distribution from Spread Account to Noteholders' Distr. Account                               $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
(Current Period) applicabl                                                                    $0.00
A-1 Notes Adjustment to Preliminary Noteholders' Interest
 Carryover Shortfall (Current Period) applicabl                                               $0.00
A-2 Notes Adjustment to Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicabl                                                         $0.00
A-3 Notes Adjustment to Preliminary A-1 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                                   $0.00
Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                             $0.00
Adjustment to Preliminary A-3 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                             $0.00

Prelim. Spread Account Balance Remaining                                             $16,989,375.69

Distribution from Spread Account to Certificateholders' Distr. Account                        $0.00
Adjustment to Preliminary Certificateholders' Interest Carryover Shortfall
(Current Period)                                                                              $0.00
Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall
(Current Period)                                                                              $0.00

Prelim. Spread Account Balance Remaining                                             $16,989,375.69


Cumulative Realized Losses since 31-August-95 (Cut-off Date)                          $2,403,063.84
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                       NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)       $406,611.72
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                              NO
60 day or > Delinquent Scheduled Amounts                                              $1,109,522.90
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                    NO
Are any of the three conditions "YES"?                                                           NO

A-1 Note Principal Balance (End of Period)                                                    $0.00
A-2 Note Principal Balance (End of Period)                                                    $0.00
A-3 Note Principal Balance (End of Period)                                           $67,128,691.03
Certificate Principal Balance (End of Period)                                        $26,000,000.00
Total Principal Balance of Notes and Certificates (End of Period)                    $93,128,691.03

Specified Spread Acct Balance                                                        $16,255,706.15
Greater of:
(a)  3.75% of Pool Balance at end of Collection Pd; and                               $3,492,325.92

(b)  2.5% of Initial Pool Balance (Until Outstanding Note and Certificate

       Balance = Spread Account)                                                     $16,255,706.15

Prelim. Spread Account Balance Remaining                                             $16,989,375.69
Prelim. Excess Spread Account Balance                                                   $733,669.54

Release from Spread Account to Seller as "Excess Servicing Fee"                         $733,669.54
Ending Spread Account Balance (after distributions)                                  $16,255,706.15
Net Change in Spread Account Balance                                                          $0.00

8.  Ending Balances

Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes            $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes            $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes            $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                               $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                               $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                               $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                            $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                           $0.00

A-1 Note Principal Balance (End of Period)                                                    $0.00
A-2 Note Principal Balance (End of Period)                                                    $0.00
A-3 Note Principal Balance (End of Period)                                           $67,128,691.03
Certificate Principal Balance (End of Period)                                        $26,000,000.00
Total Principal Balance of Notes and Certificates (End of Period)                    $93,128,691.03

A-1 Note Pool Factor (End of Period)                                                      0.0000000
A-2 Note Pool Factor (End of Period)                                                      0.0000000
A-3 Note Pool Factor (End of Period)                                                      0.2283289
Certificate Pool Factor (End of Period)                                                   1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                    0.1432749

Specified Spread Account Balance (after all distributions and adjustments)           $16,255,706.15


CASE EQUIPMENT LOAN TRUST 1995-B
STATEMENT TO NOTEHOLDERS

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15,
1996 $230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002

Payment Date:                                                                               16-Nov-98

(1) Amount of principal being paid on the Notes:

   (a)  A-1 Notes:                                                                              $0.00
         per $1,000 original principal amount:                                            $0.00000000

   (b)  A-2 Notes:                                                                             $0.00
         per $1,000 original principal amount:                                           $0.00000000

   (c)  A-3 Notes:                                                                      $8,992,465.65
         per $1,000 original principal amount:                                           $30.58661785

   (d)   Total                                                                          $8,992,465.65

(2) Interest on the Notes

   (a)  A-1 Notes:                                                                              $0.00
         per $1,000 original principal amount:                                            $0.00000000

   (b)  A-2 Notes:                                                                             $0.00
         per $1,000 original principal amount:                                           $0.00000000

   (c)  A-3 Notes:                                                                        $390,120.93
         per $1,000 original principal amount:                                            $1.32694193

   (d)   Total                                                                            $390,120.93

(3) Pool Balance at the end of the related Collection Period                           $93,128,691.30

(4) After giving effect to distributions on current Payment Date:

   (a)  (i)   outstanding principal amount of A-1 Notes:                                        $0.00
        (ii)  A-1 Note Pool Factor:                                                         0.0000000

   (b)  (i)   outstanding principal amount of A-2 Notes:                                        $0.00
        (ii)  A-2 Note Pool Factor:                                                         0.0000000

   (c)  (i)   outstanding principal amount of A-3 Notes:                               $67,128,691.03
        (ii)  A-3 Note Pool Factor:                                                         0.2283289

   (d)   (i)  Certificate Balance                                                      $26,000,000.00
        (ii)  Certificate Pool Factor:                                                      1.0000000

(5)  Amount of Servicing Fee:                                                              $85,100.96
            per $1,000 Original Pool Balance:                                              0.13087860

(6)  Amount of Administration Fee:                                                            $166.67
            per $1,000 Original Pool Balance:                                              0.00025632

(7)  Aggregate Purchase Amounts for Collection Period:                                          $0.00

(8)  Aggregate amount of Realized Losses for the

          Collection Period:                                                               $33,884.31

(9)  Amount in Spread Account:                                                         $16,255,706.15

(10)  Amount in Pre-Funding Account:                                                            $0.00

(11)  For the Final payment date with respect to the Funding Period, the                           NA
       Remaining Pre-Funded Amount

(12)  Amount in Yield Supplement Account:                                               $1,696,548.43

(13)  Amount in Negative Carry Account:                                                         $0.00


CASE EQUIPMENT LOAN TRUST 1995-B
STATEMENT TO CERTIFICATEHOLDERS

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15,
1996 $230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002

Payment Date:                                                                               16-Nov-98

(1) Amount of principal being paid or distributed:

   (a)  A-1 Notes:                                                                              $0.00
         per $1,000 original principal amount:                                            $0.00000000

   (b)  A-2 Notes:                                                                              $0.00
         per $1,000 original principal amount:                                            $0.00000000

   (c)  A-3 Notes:                                                                      $8,992,465.65
         per $1,000 original principal amount:                                           $30.58661785

   (d)  Certificates:                                                                           $0.00
         per $1,000 original principal amount:                                            $0.00000000

   (e)  Total:                                                                          $8,992,465.65

(2) Amount of interest being paid or distributed:

   (a)  A-1 Notes:                                                                              $0.00
         per $1,000 original principal amount:                                            $0.00000000

   (b)  A-2 Notes:                                                                              $0.00
         per $1,000 original principal amount:                                            $0.00000000

   (c)  A-3 Notes:                                                                        $390,120.93
         per $1,000 original principal amount:                                            $1.32694193

   (d)  Certificates:                                                                     $139,750.00
         per $1,000 original principal amount:                                            $5.37500000

   (e)  Total:                                                                            $139,750.00

(3)  Pool Balance at end of related Collection Period:                                 $93,128,691.30

(4) After giving effect to distributions on this Payment Date:

   (a)  (i)  outstanding principal amount of A-1 Notes:                                         $0.00
        (ii)  A-1 Note Pool Factor:                                                         0.0000000

   (b)  (i)   outstanding principal amount of A-2 Notes:                                        $0.00
        (ii)  A-2 Note Pool Factor:                                                         0.0000000

   (c)  (i)   outstanding principal amount of A-3 Notes:                               $67,128,691.03
        (ii)  A-3 Note Pool Factor:                                                         0.2283289

   (d)  (i)   Certificate Balance                                                      $26,000,000.00
        (ii)  Certificate Pool Factor:                                                      1.0000000

(5)  Amount of Servicing Fee:                                                              $85,100.96
   per $1,000 Original Pool Balance:                                                      $0.13087860

(6)  Amount of Administration Fee:                                                            $166.67
   per $1,000 Original Pool Balance:                                                      $0.00025632

(7)  Aggregate Purchase Amounts for Collection Period:                                          $0.00

(8)  Aggregate amount of Realized Losses for the

          Collection Period:                                                               $33,884.31

(9)  Amount in Spread Account:                                                         $16,255,706.15

(10) Amount in Pre-Funding Account:                                                             $0.00

(11) For the Final payment date with respect to the Funding Period, the                            NA
    Remaining Pre-Funded Amount

(12) Amount in Yield Supplement Account:                                                $1,696,548.43

(13) Amount in Negative Carry Account:                                                          $0.00


CASE EQUIPMENT LOAN TRUST 1995-B

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15,
1996 $230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002

PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

Payment Date:                                                                               16-Nov-98

(1)  Payment of Administration Fee to Administrator:                                          $166.67

(2)  Noteholders' Interest Distributable Amount to be
      deposited into Noteholders' Distribution Account:                                   $390,120.93

(3)  Noteholders' Principal Distributable Amount to be
      deposited into Noteholders' Distribution Account:                                 $8,992,465.65

(4)  Certificateholders' Interest Distributable Amount to be
      deposited into Certificateholders' Distribution Account:                            $139,750.00

(5)  Certificateholders' Principal Distributable Amount to be
      deposited into Certificateholders' Distribution Account:                                  $0.00

(6)  Payment of Servicing Fee to Servicer:                                                 $85,100.96

(7)  Deposit to Spread Account:                                                           $733,669.54

Check for Error                                                                           NO ERROR
Sum of Above Distributions                                                             $10,341,273.75
Total Distribution Amount                                                              $10,341,273.75


CASE EQUIPMENT LOAN TRUST 1995-B

SERVICER'S CERTIFICATE

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15,
1996 $230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002

Payment Date:                                                                              16-Nov-98
(1)  Total Distribution Amount:                                                        $10,341,273.75

(2)  Administration Fee:                                                                      $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                        $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                         $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                        $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                         $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                  $390,120.93

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                         $0.00

(9)  Noteholders' Interest Distributable Amount:                                          $390,120.93

(10)  A-1 Noteholders' Monthly Principal Distributable Amount:                                  $0.00

(11)  % of Principal Distribution Amount applicable to A-1 Noteholders                             0%

(12)  A-1 Noteholders' Principal Carryover Shortfall:                                           $0.00

(13)  A-1 Noteholders' Principal Distributable Amount:                                          $0.00

(14)  A-2 Noteholders' Monthly Principal Distributable Amount:                                  $0.00

(15)  % of Principal Distribution Amount applicable to A-2 Noteholders                             0%

(16)  A-2 Noteholders' Principal Carryover Shortfall:                                           $0.00

(17)  A-2 Noteholders' Principal Distributable Amount:                                          $0.00

(18)  A-3 Noteholders' Monthly Principal Distributable Amount:                          $8,992,465.65

(19)  % of Principal Distribution Amount applicable to A-3 Noteholders                         100.00%

(20)  A-3 Noteholders' Principal Carryover Shortfall:                                           $0.00

(21)  A-3 Noteholders' Principal Distributable Amount:                                  $8,992,465.65

(22)  Noteholders' Principal Distributable Amount:                                      $8,992,465.65

(23)  Noteholders' Distributable Amount:                                                $9,382,586.58

(24)  Certificateholders' Interest Distributable Amount:                                  $139,750.00

(25)  Certificateholders' Interest Carryover Shortfall:                                         $0.00

(26)  Certificateholders' Percentage:                                                              0%

(27) Certificateholders' Principal Distributable Amount applicable to current period            $0.00

(28)  Certificateholders' Principal Carryover Shortfall:                                        $0.00

(29)  Certificateholders' Principal Distributable Amount:                                       $0.00

(30)  Certificateholders' Distributable Amount:                                           $139,750.00

(31)  Servicing Fee:                                                                       $85,100.96


(32)  Deposit to Spread Account (before any distributions of excess):                     $733,669.54

(33) Specified Spread Account Balance (after all distributions and adjustments):
   $16,255,706.15 The greater of (a) 3.75% of the Pool Balance at the
   beginning of the Collection Period in which the Payment Date occurs plus             $3,492,325.92

   (b)  2.5% of Initial Pool Balance (Until Outstanding Note and Certificate           $16,255,706.15
          Balance = Spread Account)

(34)  Spread Account Trigger Tests:

   (a)  (i)   Aggregate Realized Losses from the Initial Cutoff Date through

              the end of the related Collection Period:                                 $2,403,063.84

        (ii)  2.25% of the Initial Pool Balance:                                       $14,630,135.53

   (b)  (i)   12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract
              Value of all Receivables as to which the related Finance Equipment
              has been repossessed but in which the receivable has not been liquidated:   $406,611.72

        (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:      $1,684,999.09

   (c)  (i)   Aggregate Scheduled Payments delinquent by more than 60 days
              as of the end of the related Collection Period:                           $1,109,522.90

        (ii)  2.25% of the Pool Balance at the beginning of the Collection Period
              in which the Payment Date occurs:                                         $2,095,395.55

(35)  Spread Account Balance over the Specified Spread Account Balance:                   $733,669.54

(36)  Excess Amounts Distributed To Seller:
   (a) Release of Excess Amount in Spread Account                                         $733,669.54
   (b) Release of Excess Amount in Yield Supplement Account                                      0.00
   (c) Release of Excess Amount in Negative Carry Account                                        0.00

(37) Amount to be withdrawn from the Spread Account and deposited
      into the Note Distribution Account                                                        $0.00

(38) Amount to be withdrawn from the Spread Account and deposited
      into the Certificate Distribution Account:                                                $0.00

(39) Pool Balance as of the opening of business on the first day of
      the Collection Period in which the Payment Date occurs:                          $93,128,691.30

(40) After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                          $0.00
           A-1 Note Pool Factor:                                                            0.0000000

           Outstanding Principal Balance of A-2 Notes:                                      0.0000000
           A-2 Note Pool Factor:                                                            0.0000000

           Outstanding Principal Balance of A-3 Notes:                                  67,128,691.03
           A-3 Note Pool Factor:                                                            0.2283289

           Outstanding Principal Balance of the Certificates:                          $26,000,000.00
           Certificate Pool Factor:                                                         1.0000000

(41)  Aggregate Purchase Amounts for related Collection Period:                                 $0.00

(42)  Aggregate Amount of Realized Losses for the related Collection Period:               $33,884.31

(43)  Spread Account Balance after giving effect to all distributions:                 $16,255,706.15

CASE EQUIPMENT LOAN TRUST 1996-A                                                   NPV Data Input Section
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997  Scheduled cash flows as of the
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003              end of the collection period
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003                  Line 0 is scheduled amount delinquent


Prepared by Lisa Sorenson, Phone 414-636-6184
                                           IRR Calc (pool 1)        16-Nov-98
                                                       8.744%          Pool 1            Pool 2            Pool 3            Pool 4

                               0             (391,313,488.41)    3,656,582.98        583,170.07        405,732.42        389,084.75
                               1                7,801,356.48     9,135,581.65      1,345,378.94        824,685.06        603,441.80
                               2                5,531,018.13    10,797,142.99      1,844,052.50        990,405.84        641,282.98
                               3                6,292,888.88     3,866,865.41      3,127,858.52        903,533.55        551,916.03
                               4                6,178,687.37     2,419,905.63      2,009,370.87      3,020,022.46        593,359.93
                               5                6,549,877.43     2,446,145.51        508,127.67      2,864,467.30      2,833,922.91
                               6                5,599,124.19     2,404,854.54        420,939.60        411,045.88      1,611,560.62
                               7               11,728,887.23     2,429,327.17        405,556.70        394,916.94        344,018.65
                               8                6,044,039.29     2,430,217.91        453,549.53        387,373.32        308,800.43
                               9               14,469,336.82     1,784,826.16        473,781.69        430,813.40        318,969.64
                              10               19,551,134.56     2,699,482.62        557,619.62        531,970.99        377,902.90
                              11               23,450,395.65     2,142,602.57        460,518.64        495,182.39        372,133.23
                              12                8,097,611.75     5,315,751.71        962,935.10        427,712.00        510,015.69
                              13                5,524,121.98     7,182,145.32      1,015,975.13        613,939.21        449,765.79
                              14                5,571,124.03     8,587,456.33      1,482,171.79        807,577.36        503,715.15
                              15                5,781,966.02     2,304,996.64      2,592,155.20        704,495.04        411,981.73
                              16                5,757,754.54     1,134,054.12      1,503,374.02      2,513,766.28        447,038.56
                              17                6,057,843.66     1,066,000.51        192,345.64      2,248,797.38      2,391,211.63
                              18                5,144,760.40       721,129.77        101,178.26         97,189.48      1,230,865.77
                              19               10,457,010.15       751,843.25         89,647.06         70,535.55         98,505.54
                              20                5,678,703.73       754,413.63         98,086.44         70,139.01         69,537.08
                              21               14,170,346.24       535,324.82        134,952.06         93,846.55         66,700.64
                              22               19,198,808.36       936,807.05        217,800.06         82,138.79         95,681.31
                              23               23,041,630.90       739,612.63         57,978.73        134,471.51         88,899.20
                              24                7,767,922.51     2,804,830.21        480,345.97         73,040.30        187,543.44
                              25                5,180,140.04     3,888,737.73        373,966.25        178,968.22        145,107.06
                              26                5,169,577.15     4,957,959.99        699,960.72        268,151.91        146,128.68
                              27                5,402,025.15       903,168.59      1,377,935.74        311,252.14         89,355.86
                              28                5,315,366.24       207,753.35        482,924.24      1,186,622.29        170,698.05
                              29                5,562,394.55        65,750.40         39,467.19      1,048,295.87      1,112,191.86
                              30                4,707,758.31        57,742.52          1,838.94         33,855.60        597,528.33
                              31                9,584,364.45        46,461.51         10,943.97         11,334.78         26,427.90
                              32                5,180,927.58        34,212.45          1,838.94         11,054.43         13,732.41
                              33               13,345,422.82         3,976.12          7,838.94          9,265.88            684.40
                              34               18,045,607.49        36,162.00         25,800.04              0.00            684.40
                              35               21,782,339.07        31,547.77          1,838.94              0.00            684.40
                              36                6,814,608.24       123,039.75          1,838.94         20,280.67         12,398.07
                              37                4,373,791.80       283,057.01          1,838.94              0.00            684.40
                              38                4,306,308.12        43,735.53        123,523.73         21,953.09            684.40
                              39                4,336,181.80             0.00         39,838.02         46,996.64            684.40
                              40                4,235,875.01         7,703.97              0.00         27,115.57         33,402.35
                              41                4,212,914.29             0.00              0.00              0.00         24,550.68
                              42                3,373,098.70             0.00              0.00              0.00              0.00
                              43                7,536,129.12             0.00              0.00              0.00              0.00
                              44                3,795,320.22             0.00              0.00              0.00              0.00
                              45               11,010,093.10             0.00              0.00              0.00              0.00
                              46               15,251,123.35             0.00              0.00              0.00              0.00
                              47               18,472,571.70             0.00              0.00              0.00              0.00
                              48                4,367,542.68             0.00              0.00              0.00              0.00
                              49                2,235,205.10             0.00              0.00              0.00              0.00
                              50                1,873,477.21             0.00              0.00              0.00              0.00
                              51                1,551,335.06             0.00              0.00              0.00              0.00
                              52                1,338,174.06             0.00              0.00              0.00              0.00
                              53                1,457,024.39             0.00              0.00              0.00              0.00
                              54                1,160,456.33             0.00              0.00              0.00              0.00
                              55                3,786,139.76             0.00              0.00              0.00              0.00
                              56                1,442,510.91             0.00              0.00              0.00              0.00
                              57                6,632,389.86             0.00              0.00              0.00              0.00
                              58                9,958,376.91             0.00              0.00              0.00              0.00
                              59               12,009,644.97             0.00              0.00              0.00              0.00
                              60                2,153,318.14             0.00              0.00              0.00              0.00
                              61                  423,639.45             0.00              0.00              0.00              0.00
                              62                  248,739.37             0.00              0.00              0.00              0.00
                              63                  185,713.82             0.00              0.00              0.00              0.00
                              64                   79,018.37             0.00              0.00              0.00              0.00
                              65                  109,450.51             0.00              0.00              0.00              0.00
                              66                    6,995.43             0.00              0.00              0.00              0.00
                              67                   54,018.43             0.00              0.00              0.00              0.00
                              68                  205,992.34             0.00              0.00              0.00              0.00
                              69                  307,029.80             0.00              0.00              0.00              0.00
                              70                  510,946.62             0.00              0.00              0.00              0.00
                              71                   44,076.50             0.00              0.00              0.00              0.00
                              72                        0.00             0.00              0.00              0.00              0.00
                              73                        0.00             0.00              0.00              0.00              0.00

Total Time Balance of
Scheduled Cash Flows
                                              474,581,504.62    89,738,909.82     24,310,263.35     22,772,945.10     17,873,483.05


CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Prepared by Lisa Sorenson, Phone 414-636-6184

Payment Date                                                                                            16-Nov-98
Collection Period Begin Date                                                                            06-Oct-98
Collection Period End Date                                                                              05-Nov-98
Days in accrual period (30/360)                                                                                30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                                   $10,540,380.87

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                 $0.00
    Government obligors                                                                                     $0.00
          Total Warranty Repurchases                                                                        $0.00

Total Collections For The Period                                                                   $10,540,380.87

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                                         $1,121,221.42
    Scheduled Amounts 60 days or more past due                                                        $955,809.94
    Net Losses on Liquidated Receivables                                                               $99,010.36
    Number of Loans at Beginning of Period                                                                 10,810
    Number of Loans at End of Period                                                                       10,348
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                      $0.00
    Reinvestment Income (including Pre-Funding Account)                                                $82,508.03
    Pre-Funding Account Reinvestment Income                                                                 $0.00


CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date                                                                                            16-Nov-98
Collection Period Begin Date                                                                            06-Oct-98
Collection Period End Date                                                                              05-Nov-98

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                           $132,160,901.08
    A-1 Note Beginning Principal Balance                                                                    $0.00
    A-2 Note Beginning Principal Balance                                                          $107,160,901.08
    Certificate Beginning Principal Balance                                                        $25,000,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                 $122,278,159.21
   A-1 Note Principal Balance (End of Period)                                                               $0.00
                              A-1 Note Pool Factor (End of Period)                                      0.0000000
   A-2 Note Principal Balance (End of Period)                                                      $97,278,159.21
                              A-2 Note Pool Factor (End of Period)                                      0.1896260
   Certificate Principal Balance (End of Period)                                                   $25,000,000.00
                              Certificate Pool Factor (End of Period)                                   1.0000000

Contract Value Decline                                                                              $9,479,289.63
   Pool Balance (Beg. of Collection Period)                                                       $152,341,478.69
   Pool Balance (End of Collection Period)                                                        $142,862,189.06

Total Distribution Amount (TDA)                                                                    $10,622,888.90
   Total Collections and Investment Income for the Period                                          $10,622,888.90
   Negative Carry Amount                                                                                    $0.00

Administration Fee Accrued during this Period                                                             $166.67

Principal Distribution Amount  (PDA)                                                                $9,479,289.63
Release from Spread Account to Noteholders as Principal                                               $403,452.24
   A-1 Noteholders' Principal Distributable Amount                                                          $0.00
   A-2 Noteholders' Principal Distributable Amount                                                  $9,479,289.63
   Certificateholders' Principal Distributable Amount                                                       $0.00

Interest Distributable Amount                                                                       $1,143,599.27
   Noteholders' Interest Distributable Amount applicable to A-1 Notes                                       $0.00
   Noteholders' Interest Distributable Amount applicable to A-2 Notes                                 $491,154.13
   Certificateholders' Interest Distributable Amount                                                  $121,875.00

Servicing Fees Accrued during this Period                                                             $126,951.23

Total Distribution Amount Remaining to Deposit to Spread Account                                      $403,452.24

Spread Account
   Beginning Spread Account Balance                                                                $12,502,160.02
   Deposit to Spread Account from Pre-Funding Account                                                       $0.00
   Deposit to Spread Account from Excess Collections over Distributions                               $403,452.24
   Distribution from Spread Account for Interest / Principal Shortfall                                      $0.00
   Preliminary Spread Account Balance Remaining                                                    $12,905,612.26

   Specified Spread Account Balance                                                                $12,502,160.02
   Release from Spread Account to Seller as "Excess Servicing Fee"                                          $0.00
   Release from Spread Account to Noteholders as Principal                                            $403,452.24
   Ending Spread Account Balance (after distributions)                                             $12,502,160.02

Credit Enhancement                                                                                         25.58%
   Spread account % of Ending Pool Balance                                                                  8.75%
   Overcollateralization % of Ending Pool Balance                                                          16.83%

Current Month CPR                                                                                           6.85%
Life-to-Date CPR                                                                                           20.50%

Scheduled Amounts 30 - 59 days past due                                                             $1,121,221.42
                            as % of Ending Pool Balance                                                     0.78%
Scheduled Amounts 60 days or more past due                                                            $955,809.94
                            as % of Ending Pool Balance                                                     0.67%
Net Losses on Liquidated Receivables                                                                   $99,010.36
                            as % of Ending Pool Balance                                                     0.07%


PART III -- SERVICING CALCULATIONS                                                       16-Nov-98

1.  Sources and Uses of Collection Account Balance                             Pool 1         Pool 2         Pool 3        Pool 4

Wtd. Avg. APR                                                                  8.745%         8.719%         8.784%         8.644%
Contract Value (Beg. of Collection Period), by origination pool        $89,582,991.08 $23,847,760.74 $21,828,866.16 $17,081,860.71
Contract Value  (End of Collection Period), by origination pool        $83,119,604.77 $22,448,741.83 $20,918,468.21 $16,375,374.24
Contract Value Decline                                                  $6,463,386.31  $1,399,018.90    $910,397.95    $706,486.47

Initial Pool Balance                                                   625,108,001.05
Pool Balance (End of Collection Period)                                142,862,189.06

Total Collections and Investment Income for the period                 $10,622,888.90
Negative Carry Amount                                                           $0.00

Total Distribution Amount (TDA)                                        $10,622,888.90
Principal Distribution Amount  (PDA)                                    $9,479,289.63
Interest Distribution Amount  (IDA)                                     $1,143,599.27

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                            $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                      0.00%
A-1 Noteholders' Principal Distributable Amount                                 $0.00

A-2 Note Beginning Principal Balance                                   107,160,901.08
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                    100.00%
A-2 Noteholders' Principal Distributable Amount                         $9,479,289.63

Certificate Beginning Principal Balance                                $25,000,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)             $0.00
Certificateholders' Share of the Principal Distribution Amount                   0.00%
Certificateholders' Principal Distributable Amount                              $0.00

Interest Accrued on Class A-1 Notes this period                                 $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable
to A-1 Notes                                                                    $0.00
Interest Due (in Arrears) on above Shortfall                                    $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes              $0.00

Interest Accrued on Class A-2 Notes this period                           $491,154.13
Noteholders' Interest Carryover Shortfall (Previous Period) applicable
to A-2 Notes                                                                    $0.00
Interest Due (in Arrears) on above Shortfall                                    $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes        $491,154.13

Interest Accrued on Class A-1 and A-2 Notes this period                   $491,154.13
Noteholders' Interest Carryover Shortfall (Previous Period)                     $0.00
Interest Due (in Arrears) on above Shortfall                                    $0.00
Noteholders' Interest Distributable Amount                                $491,154.13

Interest Accrued on Certificates this period                              $121,875.00
Certificateholders' Interest Carryover Shortfall (Previous Period)              $0.00
Interest Due (in Arrears) on Above Shortfall                                    $0.00
Certificateholders' Interest Distributable Amount                         $121,875.00

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                              $10,622,888.90

Administration Fee Shortfall (Previous Period)                                  $0.00
Administration Fee Accrued during this Period                                 $166.67
Administration Fee Paid this Period from TDA                                  $166.67
Administration Fee Shortfall                                                    $0.00

Total Distribution Amount Remaining                                    $10,622,722.23

Noteholders' Interest Carryover Shortfall (Previous Period) applicable
to A-1 Notes                                                                    $0.00
Interest Due (in Arrears) on above Shortfall                                    $0.00
Interest Accrued on Class A-1 Notes this period                                 $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA         $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-1 Notes                                                         $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable
to A-2 Notes                                                                    $0.00
Interest Due (in Arrears) on above Shortfall                                    $0.00
Interest Accrued on Class A-2 Notes this period                           $491,154.13
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA   $491,154.13
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-2 Notes                                                         $0.00

Noteholders' Interest Carryover Shortfall (Previous Period)                     $0.00
Interest Due (in Arrears) on above Shortfall                                    $0.00
Interest Accrued on Class A-1 and A-2 Notes this period                   $491,154.13
Noteholders' Interest Paid this Period from TDA                           $491,154.13
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)          $0.00

Total Distribution Amount Remaining                                    $10,131,568.10

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                         $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                   $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current
Period)                                                                         $0.00

Total Distribution Amount Remaining                                    $10,131,568.10



A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                            $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                             $9,479,289.63
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                       $9,479,289.63
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00

Total Distribution Amount Remaining                                                                   $652,278.47

Certificateholders' Interest Carryover Shortfall (Previous Period)                                          $0.00
Interest Due (in Arrears) on Above Shortfall                                                                $0.00
Interest Accrued on Certificates this period                                                          $121,875.00
Certificateholders' Interest Paid this Period from TDA                                                $121,875.00
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                               $0.00

Total Distribution Amount Remaining                                                                   $530,403.47

Certificateholders' Principal Carryover Shortfall (Previous Period)                                         $0.00
Certificateholders' Principal Distributable Amount applicable to current period                             $0.00
Certificateholders' Principal Distributable Amount Paid from TDA                                            $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                              $0.00

Total Distribution Amount Remaining                                                                   $530,403.47

Servicing Fee Shortfall (Previous Period)                                                                   $0.00
Servicing Fees Accrued during this Period                                                             $126,951.23
Servicing Fees Paid this Period from TDA                                                              $126,951.23
Servicing Fee Shortfall                                                                                     $0.00

Total Distribution Amount Remaining to Deposit to Spread Acct                                         $403,452.24

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                                       $0.00

New Collateral Purchased                                                                                    $0.00
Deposit to Spread Account                                                                                   $0.00
Payment to Seller                                                                                           $0.00

Ending Pre-Funding Account Balance                                                                          $0.00

Excess Pre-Funded Amount/(Payment to Seller)

Adjusted Ending Pre-Funding Account Balance

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                                    $0.00

Pre-Funded Percentage                                                                                      0.000%
Negative Carry Amount                                                                                       $0.00
Cumulative Negative Carry Amount                                                                      $433,178.05
Maximum Negative Carry Amount                                                                               $0.00
Required Negative Carry Account Balance                                                                     $0.00
Interim Ending Negative Carry Account Balance                                                               $0.00
Negative Carry Amount Released to Seller                                                                    $0.00

Ending Negative Carry Account Balance                                                                       $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                                                   $12,502,160.02
Deposit to Spread Account from Pre-Funding Account                                                          $0.00
Deposit to Spread Account from Excess Collections over Distributions                                  $403,452.24

Distribution from Spread Account to Noteholders' Distr. Account                                             $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
to A-1 Note                                                                                                 $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
to A-2 Note                                                                                                 $0.00
Adjustment to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                   $0.00
Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                   $0.00

Preliminary Spread Account Balance Remaining                                                       $12,905,612.26

Distribution from Spread Account to Certificateholders' Distr. Account                                      $0.00
Adjustment to Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                 $0.00
Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)                    $0.00

Preliminary Spread Account Balance Remaining                                                       $12,905,612.26

Cumulative Realized Losses since 31-January-95 (Cut-off Date)                                       $1,337,809.98
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                     NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                   $1,188,124.32
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                            NO
60 day or > Delinquent Scheduled Amounts                                                              $955,809.94
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                 NO
Are any of the three conditions "YES"?                                                        NO

Preliminary A-1 Note Principal Balance (End of Period)                                                      $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                             $97,681,611.44
Preliminary Certificate Principal Balance (End of Period)                                          $25,000,000.00
Preliminary Total Principal Balance of Notes and Certificates (End of Period)                     $122,681,611.44

Specified Spread Account Balance                                                                   $12,502,160.02
Greater of:
(a)  3.75% of Pool Balance at end of Collection Period; and                                         $5,357,332.09


(b)(i)  2.50% of Initial Pool Balance (Until Outstanding Note and
       Certificate Balance = Spread Account), or                                                   $15,627,700.03
(b)(ii) 2.25% of Initial Pool Balance (when principal amount of Notes
       and Certificates < or = 97.50% of Pool Balance), or                                         $14,064,930.02
(b)(iii) 2.00% of Initial Pool Balance (when principal amount of Notes
       and Certificates < or = 96.25% of Pool Balance)                                             $12,502,160.02

Preliminary Spread Account Balance Remaining                                                       $12,905,612.26
Preliminary Excess Amount in Spread Account                                                           $403,452.24

Release from Spread Account to Seller as "Excess Servicing Fee"                                             $0.00
Release from Spread Account to Noteholders as Principal                                               $403,452.24
Ending Spread Account Balance (after distributions)                                                $12,502,160.02
Net Change in Spread Account Balance                                                                        $0.00

7.  Ending Balances
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                          $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                          $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                          $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                         $0.00

A-1 Note Principal Balance (End of Period)                                                                  $0.00
A-2 Note Principal Balance (End of Period)                                                         $97,278,159.21
Certificate Principal Balance (End of Period)                                                      $25,000,000.00
Total Principal Balance of Notes and Certificates (End of Period)                                 $122,681,611.44

A-1 Note Pool Factor (End of Period)                                                                    0.0000000
A-2 Note Pool Factor (End of Period)                                                                    0.1896260
Certificate Pool Factor (End of Period)                                                                 1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                                  0.1962906

Specified Spread Account Balance (after all distributions and adjustments)                         $12,502,160.02


CASE EQUIPMENT LOAN TRUST 1996-A
STATEMENT TO NOTEHOLDERS

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                                                           16-Nov-98

(1)  Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                      $0.00000000

    (b)   A-2 Notes:                                                                                $9,882,741.87
             per $1,000 original principal amount:                                                   $19.26460404

    (c)   Total                                                                                     $9,882,741.87

(2) Interest on the Notes

    (a)  A-1 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                      $0.00000000

    (b)   A-2 Notes:                                                                                  $491,154.13
            per $1,000 original principal amount:                                                     $0.95741546

    (c)   Total                                                                                       $491,154.13

(3) Pool Balance at the end of the related Collection Period                                      $142,862,189.06

(4)  After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                     $0.00
        (ii)  A-1 Note Pool Factor:
                          0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                            $97,278,159.21
        (ii)  A-2 Note Pool Factor:                                                                     0.1896260

    (c) (i)  Certificate Balance                                                                   $25,000,000.00
        (ii)  Certificate Pool Factor:
                          1.0000000

(5)  Amount of Servicing Fee:                                                                         $126,951.23
     per $1,000 Initial Pool Balance:                                                                  0.20308688

(6)  Amount of Administration Fee:                                                                        $166.67
     per $1,000 Initial Pool Balance:                                                                  0.00026662

(7)  Aggregate Purchase Amounts for Collection Period:                                                      $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                           $99,010.36

(9)  Amount in Spread Account:                                                                     $12,502,160.02

(10)  Amount in Pre-Funding Account:                                                                        $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                    $0.00
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                     $0.00


CASE EQUIPMENT LOAN TRUST 1996-A
STATEMENT TO CERTIFICATEHOLDERS

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                                                           16-Nov-98

(1)  Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                      $0.00000000

    (b)  A-2 Notes:                                                                                 $9,882,741.87
           per $1,000 original principal amount:                                                     $19.26460404

    (c)  Certificates:                                                                                      $0.00
           per $1,000 original principal amount:                                                      $0.00000000

    (d)  Total:                                                                                     $9,882,741.87

(2)   Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                      $0.00000000

    (b)  A-2 Notes:                                                                                   $491,154.13
           per $1,000 original principal amount:                                                      $0.95741546

    (c)  Certificates:                                                                                $121,875.00
           per $1,000 original principal amount:                                                      $4.87500000

    (d)  Total:                                                                                       $613,029.13

(3)  Pool Balance at end of related Collection Period:                                            $142,862,189.06

(4)  After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                     $0.00
        (ii)  A-1 Note Pool Factor:                                                                     0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                            $97,278,159.21
        (ii)  A-2 Note Pool Factor:                                                                     0.1896260

    (c) (i)  Certificate Balance                                                                   $25,000,000.00
        (ii)  Certificate Pool Factor:                                                                  1.0000000

(5)  Amount of Servicing Fee:                                                                         $126,951.23
     per $1,000 Initial Pool Balance:                                                                 $0.20308688

(6)  Amount of Administration Fee:                                                                        $166.67
     per $1,000 Initial Pool Balance:                                                                 $0.00026662

(7)  Aggregate Purchase Amounts for Collection Period:                                                      $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                           $99,010.36

(9)  Amount in Spread Account:                                                                     $12,502,160.02

(10)  Amount in Pre-Funding Account:                                                                        $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                    $0.00
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                     $0.00


CASE EQUIPMENT LOAN TRUST 1996-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003


Payment Date:                                                                                           16-Nov-98

(1)  Payment of Administration Fee to Administrator:                                                      $166.67

(2)  Noteholders' Interest Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                             $491,154.13

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                           $9,882,741.87

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                      $121,875.00

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                            $0.00

(6)  Payment of Servicing Fee to Servicer:                                                            $126,951.23

(7)  Deposit to Spread Account from Excess Collections over Distributions:                            $403,452.24

Check for Spread Account Draw                                                                  NO
Sum of Above Distributions                                                                         $11,026,341.14
Total Distribution Amount plus Turbo                                                               $11,026,341.14


CASE EQUIPMENT LOAN TRUST 1996-A
SERVICER'S CERTIFICATE

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003


Payment Date:                                                                                           16-Nov-98
(1)  Total Distribution Amount:                                                                    $10,622,888.90

(2)  Administration Fee:                                                                                  $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                    $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                     $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                              $491,154.13

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                     $0.00

(7)  Noteholders' Interest Distributable Amount:                                                      $491,154.13

(8)  A-1 Noteholders' Monthly Principal Distributable Amount:                                               $0.00

(9)  % of Principal Distribution Amount applicable to A-1 Noteholders                                        0.00%

(10)  A-1 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(11)  A-1 Noteholders' Principal Distributable Amount:                                                      $0.00

(12)  A-2 Noteholders' Monthly Principal Distributable Amount:                                      $9,479,289.63

(13)  % of Principal Distribution Amount applicable to A-2 Noteholders                                     100.00%

(14)  A-2 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(15)  A-2 Noteholders' Principal Distributable Amount:                                              $9,882,741.87

(16)  Noteholders' Principal Distributable Amount:                                                  $9,882,741.87

(17)  Noteholders' Distributable Amount:                                                           $10,373,896.00

(18)  Certificateholders' Interest Distributable Amount:                                              $121,875.00

(19)  Certificateholders' Interest Carryover Shortfall:                                                     $0.00

(20)  Certificateholders' Percentage:                                                                        0.00%

(21) Certificateholders' Principal Distributable Amount applicable to current period                        $0.00

(22)  Certificateholders' Principal Carryover Shortfall:                                                    $0.00

(23)  Certificateholders' Principal Distributable Amount:                                                   $0.00

(24)  Certificateholders' Distributable Amount:                                                       $121,875.00

(25)  Servicing Fee:                                                                                  $126,951.23

(26)  Deposit to Spread Account (from excess collections):                                            $403,452.24

(27)  Specified Spread Account Balance (after all distributions and adjustments) :                 $12,502,160.02
    The greater of:
    (a) 3.75% of the Pool Balance at the beginning of the Collection Period
               in which the Payment Date occurs; and                                                $5,357,332.09

    (b)(i) 2.50% of Initial Pool Balance (Until Outstanding Note and Certificate
           Balance = Spread Account), or                                                           $15,627,700.03

    (b)(ii) 2.25% of the Initial Pool Balance when principal amount of Notes
            and Certificates < or = 97.50% of Pool Balance                                         $14,064,930.02

    (b)(iii) 2.00% of the Initial Pool Balance when principal amount of Notes
            and Certificates < or = 96.25% of Pool Balance                                         $12,502,160.02

(28)  Spread Account Trigger Tests:

    (a) (i)  Aggregate Realized Losses from the Initial Cutoff Date through
               the end of the related Collection Period:                                            $1,337,809.98

        (ii)  2.25% of the Initial Pool Balance:                                                   $14,064,930.02

    (b) (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
              has been repossessed but in which the receivable has not been liquidated:             $1,188,124.32

        (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:                  $2,513,634.40

    (c)  (i)  Aggregate Scheduled Payments delinquent by more than 60 days
                as of the end of the related Collection Period:                                       $955,809.94

         (ii)  2.25% of the Pool Balance at the beginning of the Collection Period


              in which the Payment Date occurs:                                                     $3,214,399.25

(29)  Spread Account Balance over the Specified Spread Account Balance:                               $403,452.24

(30)  Excess Amounts Distributed To Seller:
    (a) Release of Excess Amount in Spread Account                                                              $0.00
    (b) Release of Excess Amount in Negative Carry Account                                                          0


(31)  Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                          $0.00

(32)  Amount to be withdrawn from the Spread Account and deposited
    into the Certificate Distribution Account:                                                                  $0.00

(33)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                $142,862,189.06

(34)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                      $0.00
           A-1 Note Pool Factor:                                                                        0.0000000

           Outstanding Principal Balance of A-2 Notes:                                             $97,278,159.21
           A-2 Note Pool Factor:                                                                        0.1896260

           Outstanding Principal Balance of the Certificates:                                      $25,000,000.00
           Certificate Pool Factor:                                                                     1.0000000

(35)  Aggregate Purchase Amounts for related Collection Period:                                             $0.00

(36)  Aggregate Amount of Realized Losses for the related Collection Period:                           $99,010.36

(37)  Spread Account Balance after giving effect to all distributions:                             $12,502,160.02

(38)  Originally Scheduled Pool Balance as of the opening of business on the
           first day of the Collection Period in which the Payment Date occurs:                   $268,466,222.25

(39)  Number of Collection Periods since Completion of Funding Period                                          33

(40)  Current Month CPR                                                                                     6.85%

(41)  Life-to-Date CPR                                                                                     20.50%



CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003   NPV Data Input Section
$25,000,000 Class B Asset Backed Notes due September 15, 2003            Scheduled cash flows as of the end of the collection period
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003       Line 0 is scheduled amount delinquent


Prepared by Lisa Sorenson, Phone 414-636-6184

                          IRR Calc (pool 1)         05-Nov-98   05-Nov-98       5-Nov-98       5-Nov-98       5-Nov-98     5-Nov-98
                                      8.309%           Pool 1      Pool 2         Pool 3         Pool 4         Pool 5       Pool 6

                          0  (467,425,285.55)    3,741,295.08   33,419.78   1,638,186.65   2,630,934.41   3,187,931.45    66,896.60
                          1    15,757,657.24     6,847,149.06   22,838.90   1,561,406.89   1,664,875.79   3,753,646.23   245,438.09
                          2    10,488,530.06     6,890,008.58   29,623.12   1,623,149.88   1,536,593.25   1,460,607.12   256,522.17
                          3    11,648,174.21     5,339,934.06        0.00   1,083,743.01   1,235,035.03     930,763.97    52,248.60
                          4    13,676,813.20     4,658,824.50    8,447.17   1,107,014.31   1,079,757.71     817,297.50    59,757.98
                          5     9,531,315.06     6,508,223.53        0.00     936,767.30   1,171,545.30     968,049.37    77,994.83
                          6     8,372,935.20    10,373,505.92        0.00     777,289.34   1,069,548.69   1,076,256.39    80,452.53
                          7    11,722,851.90     8,861,489.88        0.00     698,280.20     886,728.02     884,749.28    67,235.61
                          8    17,207,560.18    10,202,055.01        0.00     711,711.30     997,319.87     987,945.46    55,050.04
                          9    14,691,800.81     8,430,771.29        0.00   1,115,555.45   1,154,027.34     945,043.32    59,322.32
                         10    17,197,279.08     5,794,981.16        0.00   5,765,067.39   2,640,170.55   1,504,879.22    94,303.63
                         11    15,504,490.86     3,162,900.50        0.00   2,811,163.69   6,056,760.00   1,457,868.81    54,650.50
                         12    11,904,998.66     3,791,372.16        0.00   1,031,377.07   3,713,523.77   6,857,306.37    85,180.91
                         13     7,211,819.84     5,091,499.04        0.00   1,135,468.99   1,261,603.72   3,476,920.95   299,637.80
                         14     8,633,057.26     5,058,527.36        0.00   1,150,494.77   1,165,665.67   1,171,551.91   246,922.57
                         15    10,443,070.12     3,781,928.98        0.00     780,054.24     884,577.31     728,100.60    44,855.29
                         16    11,720,349.94     3,416,984.62        0.00     805,572.05     814,706.23     644,586.94    39,654.59
                         17     8,564,089.35     5,017,901.22        0.00     621,678.13     765,522.53     685,941.94    55,435.04
                         18     7,479,246.64     7,936,207.40        0.00     517,524.24     751,543.06     811,864.13    73,059.22
                         19    10,611,284.66     5,521,510.16        0.00     466,050.40     614,899.86     633,088.35    56,810.43
                         20    16,496,614.28     5,497,079.88        0.00     481,583.08     721,089.04     776,473.30    47,656.73
                         21    14,115,082.64     5,095,942.50        0.00     760,168.21     836,997.95     705,817.68    52,141.43
                         22    16,562,222.16     3,230,750.96        0.00   4,614,351.86   2,101,701.56   1,146,007.56    69,029.18
                         23    14,840,653.37       944,038.36        0.00   2,112,349.84   4,673,538.59   1,156,179.48    47,656.73
                         24    11,271,867.97     1,206,127.87        0.00     592,127.61   2,852,000.65   5,669,719.86    73,421.15
                         25     6,644,313.99     1,857,881.20        0.00     629,774.79     742,533.43   2,604,932.94   214,637.97
                         26     7,693,316.20     1,916,244.26        0.00     596,812.36     513,675.18     525,747.07   222,609.69
                         27     9,795,133.28     1,082,362.95        0.00     274,787.20     392,571.54     246,333.49    10,864.84
                         28    10,958,156.04       955,427.66        0.00     277,111.90     316,330.45     184,715.64     7,448.27
                         29     8,033,198.42     1,868,440.02        0.00     229,577.00     267,294.80     240,831.16     7,448.27
                         30     7,001,521.70     3,025,721.95        0.00     153,909.14     265,858.35     222,788.65    10,930.99
                         31    10,001,306.67     1,924,709.71        0.00      91,601.02     179,819.44     122,055.15    16,639.55
                         32    15,686,375.93     2,145,401.79        0.00     106,970.69     193,422.18     247,840.25     9,309.26
                         33    13,305,308.18     1,559,791.43        0.00     299,235.68     312,286.25     179,220.65     9,308.26
                         34    15,253,592.56       822,854.03        0.00   2,180,254.55   1,038,063.58     361,746.76     8,537.25
                         35    13,439,340.18       211,896.12        0.00     885,026.69   1,955,238.78     419,914.72     8,537.25
                         36     9,627,709.80       175,674.42        0.00     292,941.80   1,406,412.20   2,255,464.49    30,057.76
                         37     4,845,435.52       206,829.81        0.00     134,973.47     292,047.70   1,445,799.32   101,765.59
                         38     5,846,192.76       169,089.19        0.00     196,517.55     107,726.67     197,218.58    80,586.36
                         39     7,626,986.55       106,778.73        0.00      59,650.18      90,591.82      16,492.77         0.00
                         40     8,420,026.39        23,819.43        0.00      21,930.87       7,967.18      42,541.21         0.00
                         41     6,063,594.56       208,412.81        0.00         358.23      22,259.18      72,378.22         0.00
                         42     5,223,953.51       189,230.68        0.00           0.00       1,178.75       6,349.83         0.00
                         43     7,797,581.78        63,017.17        0.00           0.00       1,178.75       2,611.64         0.00
                         44    12,241,335.77       155,591.48        0.00           0.00       1,178.75      17,465.92         0.00
                         45     8,547,844.85             0.00        0.00      21,298.52       1,178.75       1,474.69         0.00
                         46     9,171,743.38             0.00        0.00      37,282.02      68,591.52      38,177.92         0.00



                         47     8,838,821.22         9,386.14        0.00           0.00     100,531.27      80,814.05         0.00
                         48     5,892,614.25             0.00        0.00           0.00       1,934.52     152,353.15    12,875.67
                         49     1,524,196.03             0.00        0.00           0.00           0.00           0.00         0.00
                         50     2,155,353.95             0.00        0.00           0.00           0.00           0.00         0.00
                         51     2,948,921.29             0.00        0.00           0.00           0.00           0.00         0.00
                         52     3,471,809.78             0.00        0.00           0.00           0.00           0.00         0.00
                         53     1,939,596.57             0.00        0.00           0.00           0.00           0.00         0.00
                         54     1,711,213.57             0.00        0.00           0.00           0.00           0.00         0.00
                         55     3,365,677.46             0.00        0.00           0.00           0.00           0.00         0.00
                         56     5,657,510.12             0.00        0.00           0.00           0.00           0.00         0.00
                         57     3,605,516.92             0.00        0.00           0.00           0.00           0.00         0.00
                         58     3,745,028.73             0.00        0.00           0.00           0.00           0.00         0.00
                         59     3,458,411.68             0.00        0.00           0.00           0.00           0.00         0.00
                         60     1,765,194.32             0.00        0.00           0.00           0.00           0.00         0.00
                         61       308,041.89             0.00        0.00           0.00           0.00           0.00         0.00
                         62       231,422.23             0.00        0.00           0.00           0.00           0.00         0.00
                         63       276,666.19             0.00        0.00           0.00           0.00           0.00         0.00
                         64       336,307.15             0.00        0.00           0.00           0.00           0.00         0.00
                         65       135,733.57             0.00        0.00           0.00           0.00           0.00         0.00
                         66        82,298.61             0.00        0.00           0.00           0.00           0.00         0.00
                         67       356,451.64             0.00        0.00           0.00           0.00           0.00         0.00
                         68       354,314.13             0.00        0.00           0.00           0.00           0.00         0.00
                         69       125,457.56             0.00        0.00           0.00           0.00           0.00         0.00
                         70       223,408.04             0.00        0.00           0.00           0.00           0.00         0.00
                         71        26,132.80             0.00        0.00           0.00           0.00           0.00         0.00
                         72             0.00             0.00        0.00           0.00           0.00           0.00         0.00
                         73             0.00             0.00        0.00           0.00           0.00           0.00         0.00

Total Time Balance of
Scheduled Cash Flows
                              551,413,832.41   155,079,570.06   94,328.97  41,388,149.56  51,560,536.94  52,123,865.46 3,112,890.95


CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Prepared by Lisa Sorenson, Phone 414-636-6184                                                  11/18/98
                                                                                               03:58 PM
Payment Date                                                                                                     16-Nov-98
Collection Period Begin Date                                                                                     06-Oct-98
Collection Period End Date                                                                     31-Aug-96         05-Nov-98
Days in accrual period (30/360)                                                                                         30

PART I -- MONTHLY DATA INPUT
Total Receipts During the Period                                                                            $20,942,076.61

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                          $0.00
    Government obligors                                                                                              $0.00
          Total Warranty Repurchases                                                                                 $0.00

Total Collections For The Period                                                                            $20,942,076.61

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                                                  $3,724,936.48
    Scheduled Amounts 60 days or more past due                                                               $1,553,098.04
    Net Losses on Liquidated Receivables                                                                        $82,387.46
    Number of Loans at Beginning of Period                                                                          19,493
    Number of Loans at End of Period                                                                                18,999
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                         $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                               $0.00
    Reinvestment Income (including Pre-Funding Account)                                                        $143,479.32
    Pre-Funding Account Reinvestment Income                                                                          $0.00
    Additional Class B Notes (max $75,000,000)                                                                       $0.00




CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date                                                                                                     16-Nov-98
Collection Period Begin Date                                                                                     06-Oct-98
Collection Period End Date                                                                                       05-Nov-98

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                    $277,968,586.90
  A-1 Note Beginning Principal Balance                                                                               $0.00
  A-2 Note Beginning Principal Balance                                                                               $0.00
  A-3 Note Beginning Principal Balance                                                                     $230,624,788.44
  B Note Beginning Principal Balance                                                                        $17,524,679.97
  Certificate Beginning Principal Balance                                                                   $29,819,118.49

Total Principal Balance of Notes and Certificates (End of Period)                                          $258,680,898.76
  A-1 Note Principal Balance (End of Period)                                                                         $0.00
                            A-1 Note Pool Factor (End of Period)                                                 0.0000000
  A-2 Note Principal Balance (End of Period)                                                                         $0.00
                            A-2 Note Pool Factor (End of Period)                                                 0.0000000
  A-3 Note Principal Balance (End of Period)                                                               $213,403,436.06
                            A-3 Note Pool Factor (End of Period)                                                 0.6486427
  B Note Principal Balance (End of Period)                                                                  $16,216,066.57
                            B Note Pool Factor (End of Period)                                                   0.6486427
  Certificate Principal Balance (End of Period)                                                             $29,061,396.14
                            Certificate Pool Factor (End of Period)                                              0.8547469

Contract Value Decline                                                                                      $18,943,058.85
  Pool Balance (Beg. of Collection Period)                                                                  293,495,633.29
  Pool Balance (End of Collection Period)                                                                  $274,552,574.44

Total Distribution Amount (TDA)                                                                             $21,085,555.93
  Total Collections and Investment Income for the Period                                                    $21,085,555.93
  Negative Carry Amount                                                                                              $0.00

Administration Fee Accrued during this Period                                                                      $166.67

Principal Distribution Amount  (PDA)                                                                        $18,943,058.85
Release from Spread Account to A-1 Noteholders as Principal                                                          $0.00
Release from Spread Account to A-2 Noteholders as Principal                                                          $0.00
Release from Spread Account to A-3 Noteholders as Principal                                                    $320,291.06
Release from Spread Account to B Noteholders as Principal                                                       $24,338.23
  A-1 Noteholders' Principal Distributable Amount                                                                    $0.00
  A-2 Noteholders' Principal Distributable Amount                                                                    $0.00
  A-3 Noteholders' Principal Distributable Amount                                                           $16,901,061.32
  B Noteholders' Principal Distributable Amount                                                              $1,284,275.18
  Certificateholders' Principal Distributable Amount                                                           $757,722.35

Interest Distributable Amount                                                                                $1,553,121.44
  Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                 $0.00
  Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                 $0.00
  Noteholders' Interest Distributable Amount applicable to A-3 Notes                                         $1,278,045.70
  Noteholders' Interest Distributable Amount applicable to B Notes                                             $102,373.34



  Certificateholders' Interest Distributable Amount                                                            $172,702.39

Servicing Fees Accrued during this Period                                                                      $244,579.69

Total Distribution Amount Remaining to Deposit to Spread Account                                               $344,629.29

Spread Account
  Beginning Spread Account Balance                                                                          $17,517,793.16
  Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes                                        $0.00
  Deposit to Spread Account from Excess Collections over Distributions                                         $344,629.29
  Distribution from Spread Account for Interest / Principal Shortfall                                                $0.00
  Preliminary Spread Account Balance Remaining                                                              $17,862,422.45

  Specified Spread Account Balance                                                                          $17,517,793.16
  Release from Spread Account to Seller as "Excess Servicing Fee"                                                    $0.00
  Ending Spread Account Balance (after distributions)                                                       $17,517,793.16

Credit Enhancement                                                                                                   12.52%
  Spread account % of Ending Pool Balance                                                                             6.38%
  Overcollateralization % of Ending Pool Balance                                                                      6.14%

Life-to-Date CPR                                                                                                     23.69%

Scheduled Amounts 30 - 59 days past due                                                                      $3,724,936.48
                            as % of Ending Pool Balance                                                               1.36%
Scheduled Amounts 60 days or more past due                                                                   $1,553,098.04
                            as % of Ending Pool Balance                                                               0.57%
Net Losses on Liquidated Receivables                                                                            $82,387.46
                            as % of Ending Pool Balance                                                               0.03%



PART III -- SERVICING CALCULATIONS                                                                                 16-Nov-98



1.  Sources and Uses of
  Collection Account Balance             Pool 1         Pool 2           Pool 3           Pool 4           Pool 5          Pool 6

Wtd. Avg. APR                            8.310%         6.782%           9.186%           9.025%           9.089%          8.864%
Contract Value (Beg. of
  Collection Period), by
  origination pool              $148,921,034.61    $132,090.95   $38,882,127.26   $50,772,511.35   $51,853,779.04   $2,934,090.08
Contract Value  (End of
  Collection Period),
  by origination pool           $142,190,281.21     $93,680.30   $36,990,798.32   $45,970,914.24   $46,512,122.39   $2,794,777.98
Contract Value Decline            $6,730,753.40     $38,410.65    $1,891,328.94    $4,801,597.11    $5,341,656.65     $139,312.10


Initial Pool Balance            $875,889,658.01  18,943,058.85
Pool Balance (End of
  Collection Period)            $274,552,574.44


Total Collections and
  Investment Income for the
  period                         $21,085,555.93
Negative Carry Amount                     $0.00

Total Distribution Amount
  (TDA)                          $21,085,555.93
Principal Distribution Amount
  (PDA)                          $18,943,058.85
Interest Distribution Amount
  (IDA)                           $2,142,497.08

2.  Calculation of
  Distributable Amounts

A-1 Note Beginning Principal
  Balance                                 $0.00
A-1 Noteholders' Principal
  Carryover Shortfall
  (Previous Period)                       $0.00
A-1 Noteholders' Share of
  the Principal Distribution
  Amount                                  0.00%
A-1 Noteholders' Principal
  Distributable Amount                    $0.00

A-2 Note Beginning Principal
  Balance                                 $0.00
A-2 Noteholders' Principal
  Carryover Shortfall
  (Previous Period)                       $0.00
A-2 Noteholders' Share of the
  Principal Distribution Amount           0.00%
A-2 Noteholders' Principal
  Distributable Amount                    $0.00

A-3 Note Beginning Principal
  Balance                       $230,624,788.44
A-3 Noteholders' Principal
  Carryover Shortfall
  (Previous Period)                       $0.00
A-3 Noteholders' Share of the
  Principal Distribution Amount          89.22%
A-3 Noteholders' Principal
  Distributable Amount           $16,901,061.32

B Note Beginning Principal
  Balance                        $17,524,679.97
B Noteholders' Principal
  Carryover Shortfall
  (Previous Period)                       $0.00
B Noteholders' Share of the
  Principal Distribution Amount           6.78%
B Noteholders' Principal
  Distributable Amount            $1,284,275.18

Certificate Beginning
  Principal Balance              $29,819,118.49
Certificateholders'
  Principal Carryover
  Shortfall (Previous Period)             $0.00
Certificateholders' Share of
  the Principal Distribution
  Amount                                  4.00%
Certificateholders' Principal
  Distributable Amount              $757,722.35

Interest Accrued on Class A-1
  Notes this period                       $0.00
Noteholders' Interest
  Carryover Shortfall
  (Previous Period) applicable
  to A-1 Notes                            $0.00
Interest Due (in Arrears) on
  above Shortfall                         $0.00
Noteholders' Interest
  Distributable Amount
  applicable to A-1 Notes                 $0.00

Interest Accrued on
  Class A-2 Notes this period             $0.00
Noteholders' Interest
  Carryover Shortfall
  (Previous Period)
  applicable to A-2 Notes                 $0.00
Interest Due (in Arrears)
  on above Shortfall                      $0.00
Noteholders' Interest
  Distributable Amount
  applicable to A-2 Notes                 $0.00

Interest Accrued on
  Class A-3 Notes this period     $1,278,045.70
Noteholders' Interest
  Carryover Shortfall
  (Previous Period)
  applicable to A-3 Notes                 $0.00
Interest Due (in Arrears) on
  above Shortfall                         $0.00



Noteholders' Interest Distributable Amount applicable to A-3 Notes                                               $1,278,045.70

Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                                     $1,278,045.70
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Offered Noteholders' Interest Distributable Amount                                                               $1,278,045.70

Interest Accrued on Class B Notes this period                                                                      $102,373.34
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                                   $102,373.34

Interest Accrued on Certificates this period                                                                       $172,702.39
Certificateholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
Interest Due (in Arrears) on Above Shortfall                                                                             $0.00
Certificateholders' Interest Distributable Amount                                                                  $172,702.39

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                                                       $21,085,555.93

Administration Fee Shortfall (Previous Period)                                                                           $0.00
Administration Fee Accrued during this Period                                                     .                    $166.67
Administration Fee Paid this Period from TDA                                                                           $166.67
Administration Fee Shortfall                                                                                             $0.00

Total Distribution Amount Remaining                                                                             $21,085,389.26


Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class A-1 Notes this period                                                                          $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                  $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                           $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class A-2 Notes this period                                                                          $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                                  $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                           $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class A-3 Notes this period                                                                  $1,278,045.70
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                          $1,278,045.70
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                           $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                                     $1,278,045.70
Offered Noteholders' Interest Paid this Period from TDA                                                          $1,278,045.70
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                                   $0.00

Total Distribution Amount Remaining                                                                             $19,807,343.56

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                                  $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                            $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

Total Distribution Amount Remaining                                                                             $19,807,343.56

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                                  $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                            $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

Total Distribution Amount Remaining                                                                             $19,807,343.56

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                         $16,901,061.32
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                   $16,901,061.32
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

Total Distribution Amount Remaining                                                                              $2,906,282.24

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class B Notes this period                                                                      $102,373.34
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                              $102,373.34
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                             $0.00

Total Distribution Amount Remaining                                                                              $2,803,908.90

B Noteholders' Principal Distributable Amount                                                                            $0.00
B Noteholders' Monthly Principal Distributable Amount                                                            $1,284,275.18
B Noteholders' Principal Distributable Amount Paid from TDA                                                      $1,284,275.18
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00


Total Distribution Amount Remaining                                                                              $1,519,633.73

Certificateholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
Interest Due (in Arrears) on Above Shortfall                                                                             $0.00
Interest Accrued on Certificates this period                                                                       $172,702.39
Certificateholders' Interest Paid this Period from TDA                                                             $172,702.39
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                            $0.00

Total Distribution Amount Remaining                                                                              $1,346,931.33

Certificateholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
Certificateholders' Principal Distributable Amount applicable to current period                                    $757,722.35
Certificateholders' Principal Distributable Amount Paid from TDA                                                   $757,722.35
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                           $0.00

Total Distribution Amount Remaining                                                                                $589,208.98

Servicing Fee Shortfall (Previous Period)                                                                                $0.00
Servicing Fees Accrued during this Period                                                                          $244,579.69
Servicing Fees Paid this Period from TDA                                                                           $244,579.69
Servicing Fee Shortfall                                                                                                  $0.00

Total Distribution Amount Remaining to Deposit to Spread Acct                                                      $344,629.29

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                                                    $0.00

New Collateral Purchased                                                                                                 $0.00
Deposit to Spread Account                                                                                                $0.00
Payment to Seller                                                                                                        $0.00

Ending Pre-Funding Account Balance                                                                                       $0.00


Excess Pre-Funded Amount/(Payment to Seller)                                                                             $0.00

Adjusted Ending Pre-Funding Account Balance                                                                              $0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                                                 $0.00

Pre-Funded Percentage                                                                                                   0.000%
Negative Carry Amount                                                                                                    $0.00
Cumulative Negative Carry Amount                                                                                 $1,279,542.53
Maximum Negative Carry Amount                                                                                            $0.00
Required Negative Carry Account Balance                                                                                  $0.00
Interim Ending Negative Carry Account Balance                                                                            $0.00
Negative Carry Amount Released to Seller                                                                                 $0.00

Ending Negative Carry Account Balance                                                                                    $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                                                                $17,517,793.16
Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes                                              $0.00
Deposit to Spread Account from Excess Collections over Distributions                                               $344,629.29

Distribution from Spread Account to Noteholders' Distr. Account                                                          $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-1 Notes                                                                                                $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-2 Notes                                                                                                $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-3 Notes                                                                                                $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to B Notes                                                                                                  $0.00
Adjustment to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00
Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00
Adjustment to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00
Adjustment to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00

Preliminary Spread Account Balance Remaining                                                                    $17,862,422.45

Distribution from Spread Account to Certificateholders' Distr. Account                                                   $0.00
Adjustment to Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                              $0.00
Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)                                 $0.00

Preliminary Spread Account Balance Remaining                                                                    $17,862,422.45

Cumulative Realized Losses since 31-August-96 (Cut-off Date)                                                     $2,221,700.44
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                      NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                  $988,649.52
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                             NO
60 day or > Delinquent Scheduled Amounts                                                                         $1,553,098.04
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                  NO
Are any of the three conditions "YES"?                                                         NO

Preliminary A-1 Note Principal Balance (End of Period)                                                                   $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                                   $0.00
Preliminary A-3 Note Principal Balance (End of Period)                                                         $213,723,727.12
Preliminary B Note Principal Balance (End of Period)                                                            $16,240,404.80
Preliminary Certificate Principal Balance (End of Period)                                                       $29,061,396.14
Preliminary Total Principal Balance of Notes and Certificates (End of Period)                                  $259,025,528.05

Specified Spread Account Balance                                                                                $17,517,793.16
Greater of:
(a)  3.75% of Pool Balance at end of Collection Period; and                                                     $10,295,721.54



(b)(i)  2.50% of Initial Pool Balance (Until Outstanding Note and
       Certificate Balance = Spread Account), or                                                                $21,897,241.45
(b)(ii) 2.25% of Initial Pool Balance (when principal amount of Notes
       and Certificates Less Than or Equal to 97.50% of Pool Balance), or                                       $19,707,517.31
(b)(iii) 2.00% of Initial Pool Balance (when principal amount of Notes
       and Certificates Less Than or Equal To 96.25% of Pool Balance)                                           $17,517,793.16

Preliminary Spread Account Balance Remaining                                                                    $17,862,422.45
Preliminary Excess Amount in Spread Account                                                                        $344,629.29

Release from Spread Account to Seller as "Excess Servicing Fee"                                                          $0.00
Release from Spread Account to A-1 Noteholders as Principal                                                              $0.00
Release from Spread Account to A-2 Noteholders as Principal                                                              $0.00
Release from Spread Account to A-3 Noteholders as Principal                                                        $320,291.06
Release from Spread Account to B Noteholders as Principal                                                           $24,338.23
Ending Spread Account Balance (after distributions)                                                             $17,517,793.16
Net Change in Spread Account Balance                                                                                     $0.00

7.  Ending Balances
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                         $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                       $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                      $0.00

A-1 Note Principal Balance (End of Period)                                                                               $0.00
A-2 Note Principal Balance (End of Period)                                                                               $0.00
A-3 Note Principal Balance (End of Period)                                                                     $213,403,436.06
B Note Principal Balance (End of Period)                                                                        $16,216,066.57
Certificate Principal Balance (End of Period)                                                                   $29,061,396.14
Total Principal Balance of Notes and Certificates (End of Period)                                              $258,680,898.76

A-1 Note Pool Factor (End of Period)                                                                                 0.0000000
A-2 Note Pool Factor (End of Period)                                                                                 0.0000000
A-3 Note Pool Factor (End of Period)                                                                                 0.6486427
B Note Pool Factor (End of Period)                                                                                   0.6486427
Certificate Pool Factor (End of Period)                                                                              0.8547469
Total Notes & Certificates Pool Factor (End of Period)                                                               0.2956353

Specified Spread Account Balance (after all distributions and adjustments)                                      $17,517,793.16



CASE EQUIPMENT LOAN TRUST 1996-B
STATEMENT TO NOTEHOLDERS

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date:                                                                                                       16-Nov-98

(1)  Amount of principal being paid on the Notes:

   (a)   A-1 Notes:                                                                                                     $0.00
         per $1,000 original principal amount:                                                                    $0.00000000

   (b)   A-2 Notes:                                                                                                     $0.00
         per $1,000 original principal amount:                                                                    $0.00000000

   (c)   A-3 Notes:                                                                                            $17,221,352.38
         per $1,000 original principal amount:                                                                   $52.34453611

   (d)   B Notes:                                                                                               $1,308,613.40
         per $1,000 original principal amount:                                                                   $52.34453611

   (e)   Total                                                                                                 $18,529,965.78

(2) Interest on the Notes

   (a)  A-1 Notes:                                                                                                      $0.00
        per $1,000 original principal amount:                                                                     $0.00000000

   (b)   A-2 Notes:                                                                                                     $0.00
         per $1,000 original principal amount:                                                                    $0.00000000

   (c)  A-3 Notes:                                                                                              $1,278,045.70
        per $1,000 original principal amount:                                                                     $3.88463739

   (d)  B Notes:                                                                                                  $102,373.34
         per $1,000 original principal amount:                                                                    $4.09493355

   (e)   Total                                                                                                  $1,380,419.04

(3) Pool Balance at the end of the related Collection Period                                                  $274,552,574.44

(4)  After giving effect to distributions on current Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                                                  $0.00
       (ii)  A-1 Note Pool Factor:                                                                                  0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                                                  $0.00
       (ii)  A-2 Note Pool Factor:                                                                                  0.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                                                        $213,403,436.06
       (ii)  A-3 Note Pool Factor:                                                                                 $0.6486427

   (d) (i)  outstanding principal amount of A-3 Notes:                                                         $16,216,066.57
       (ii)  A-3 Note Pool Factor:                                                                                 $0.6486427



   (e) (i)  Certificate Balance                                                                                $29,061,396.14
       (ii)  Certificate Pool Factor:                                                                               0.8547469

(5)  Amount of Servicing Fee:                                                                                     $244,579.69
        per $1,000 Beginning of Collection Period:                                                                 0.27923573

(6)  Amount of Administration Fee:                                                                                    $166.67
        per $1,000 Beginning of Collection Period:                                                                 0.00019028

(7)  Aggregate Purchase Amounts for Collection Period:                                                                  $0.00

(8)  Aggregate amount of Realized Losses for the
        Collection Period:                                                                                         $82,387.46

(9)  Amount in Spread Account:                                                                                 $17,517,793.16

(10)  Amount in Pre-Funding Account:                                                                                    $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                   NA
        Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                 $0.00



CASE EQUIPMENT LOAN TRUST 1996-B
STATEMENT TO CERTIFICATEHOLDERS

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date:                                                                                                       16-Nov-98

(1)  Amount of principal being paid or distributed:

     (a)  A-1 Notes:                                                                                                    $0.00
          per $1,000 original principal amount:                                                                   $0.00000000

     (b)  A-2 Notes:                                                                                                    $0.00
          per $1,000 original principal amount:                                                                   $0.00000000

     (c)  A-3 Notes:                                                                                            17,221,352.38
          per $1,000 original principal amount:                                                                   52.34453611

     (d)  B Notes:                                                                                               1,308,613.40
          per $1,000 original principal amount:                                                                   52.34453611

     (e)  Certificates:                                                                                           $757,722.35
          per $1,000 original principal amount:                                                                  $22.28595159

     (f)  Total:                                                                                               $19,287,688.14

(2)  Amount of interest being paid or distributed:

     (a)  A-1 Notes:                                                                                                    $0.00
          per $1,000 original principal amount:                                                                   $0.00000000

     (b)  A-2 Notes:                                                                                                    $0.00
          per $1,000 original principal amount:                                                                   $0.00000000

     (c)  A-3 Notes:                                                                                            $1,278,045.70
          per $1,000 original principal amount:                                                                   $3.88463739

     (d)  B Notes:                                                                                                $102,373.34
          per $1,000 original principal amount:                                                                   $4.09493355

     (e)  Certificates:                                                                                           $172,702.39
          per $1,000 original principal amount:                                                                   $5.07948219

     (f)  Total:                                                                                                $1,553,121.44

(3)  Pool Balance at end of related Collection Period:                                                        $274,552,574.44

(4)  After giving effect to distributions on this Payment Date:

     (a) (i)  outstanding principal amount of A-1 Notes:                                                                $0.00
        (ii)  A-1 Note Pool Factor:                                                                                 0.0000000

     (b) (i)  outstanding principal amount of A-2 Notes:                                                                $0.00
        (ii)  A-2 Note Pool Factor:                                                                                 0.0000000


     (c) (i)  outstanding principal amount of A-3 Notes:                                                      $213,403,436.06
        (ii)  A-3 Note Pool Factor:                                                                                 0.6486427

     (d) (i)  outstanding principal amount of B Notes:                                                         $16,216,066.57
        (ii)  B Note Pool Factor:                                                                                   0.6486427

     (e) (i)  Certificate Balance                                                                              $29,061,396.14
        (ii)  Certificate Pool Factor:                                                                              0.8547469

(5)  Amount of Servicing Fee:                                                                                     $244,579.69
       per $1,000 Beginning of Collection Period:                                                                 $0.27923573

(6)  Amount of Administration Fee:                                                                                    $166.67
       per $1,000 Beginning of Collection Period:                                                                 $0.00019028

(7)  Aggregate Purchase Amounts for Collection Period:                                                                  $0.00

(8)  Aggregate amount of Realized Losses for the
        Collection Period:                                                                                         $82,387.46

(9)  Amount in Spread Account:                                                                                 $17,517,793.16

(10) Amount in Pre-Funding Account:                                                                                     $0.00

(11) For the Final payment date with respect to the Funding Period, the                            NA
        Remaining Pre-Funded Amount

(12) Amount in Negative Carry Account:                                                                                 $0.00


CASE EQUIPMENT LOAN TRUST 1996-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date:                                                                                                       16-Nov-98

(1)  Payment of Administration Fee to Administrator:                                                                  $166.67

(2)  Offered Noteholders' Interest Distributable Amount & Class B Noteholders'
        Interest Distributable Amount deposited into Note Distribution Account:                                 $1,380,419.04

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                      $18,529,965.78

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                  $172,702.39

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                  $757,722.35

(6)  Payment of Servicing Fee to Servicer:                                                                        $244,579.69

(7)  Deposit to Spread Account from Excess Collections over Distributions:                                        $344,629.29

Check for Error                                                                                          NO ERROR

Sum of Above Distributions                                                                                     $21,430,185.22
Total Distribution Amount plus Turbo                                                                           $21,430,185.22



CASE EQUIPMENT LOAN TRUST 1996-B
SERVICER'S CERTIFICATE

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date:                                                                                                        16-Nov-98

(1)  Total Distribution Amount:                                                                                 $21,085,555.93

(2)  Administration Fee:                                                                                               $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                 $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                  $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                                 $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                  $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                         $1,278,045.70

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                  $0.00

(9)  Noteholders' Interest Distributable Amount applicable to B Notes:                                             $102,373.34

(10) Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                    $0.00

(11) Offered Noteholders' Interest Distributable Amount & Class B Noteholders'                                   $1,380,419.04
     Interest Distributable Amount deposited into Note Distribution Account:

(12) A-1 Noteholders' Monthly Principal Distributable Amount:                                                            $0.00

(13) % of Principal Distribution Amount applicable to A-1 Noteholders                                                     0.00%

(14) A-1 Noteholders' Principal Carryover Shortfall:                                                                     $0.00

(15) A-1 Noteholders' Principal Distributable Amount:                                                                    $0.00

(16) A-2 Noteholders' Monthly Principal Distributable Amount:                                                            $0.00

(17) % of Principal Distribution Amount applicable to A-2 Noteholders                                                     0.00%

(18) A-2 Noteholders' Principal Carryover Shortfall:                                                                     $0.00

(19) A-2 Noteholders' Principal Distributable Amount:                                                                    $0.00

(20) A-3 Noteholders' Monthly Principal Distributable Amount:                                                   $16,901,061.32

(21) % of Principal Distribution Amount applicable to A-3 Noteholders                                                    89.22%

(22) A-3 Noteholders' Principal Carryover Shortfall:                                                                     $0.00

(23) A-3 Noteholders' Principal Distributable Amount:                                                           $17,221,352.38


(24)  B Noteholders' Monthly Principal Distributable Amount:                                                     $1,284,275.18

(25)  % of Principal Distribution Amount applicable to B Noteholders                                                      6.78%

(26)  B Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(27)  B Noteholders' Principal Distributable Amount:                                                             $1,308,613.40

(28)  Noteholders' Principal Distribution Amount:                                                               $18,529,965.78

(29)  Noteholders' Distributable Amount:                                                                        $19,910,384.82

(30)  Certificateholders' Interest Distributable Amount:                                                           $172,702.39

(31)  Certificateholders' Interest Carryover Shortfall:                                                                  $0.00

(32)  Certificateholders' Percentage:                                                                                     4.00%

(33)  Certificateholders' Principal Distributable Amount applicable to current period                              $757,722.35

(34)  Certificateholders' Principal Carryover Shortfall:                                                                 $0.00

(35)  Certificateholders' Principal Distributable Amount:                                                          $757,722.35

(36)  Certificateholders' Distributable Amount:                                                                    $930,424.75

(37)  Servicing Fee:                                                                                               $244,579.69

(38)  Deposit to Spread Account (from excess collections):                                                         $344,629.29


(39)  Specified Spread Account Balance (after all distributions and adjustments) :                              $17,517,793.16

      The greater of:
      (a) 3.75% of the Pool Balance at the beginning of the Collection Period
                 in which the Payment Date occurs; and                                                          $10,295,721.54

      (b)(i) 2.50% of Initial Pool Balance (Until Outstanding Note and Certificate
             Balance = Spread Account), or                                                                      $21,897,241.45

      (b)(ii) 2.25% of the Initial Pool Balance when principal amount of Notes
              and Certificates Less Than or Equal To 97.50% of Pool Balance                                     $19,707,517.31

      (b)(iii) 2.00% of the Initial Pool Balance when principal amount of Notes
              and Certificates Less Than or Equal To 96.25% of Pool Balance                                     $17,517,793.16

(40)  Spread Account Trigger Tests:
      (a) (i)  Aggregate Realized Losses from the Initial Cutoff Date through
               the end of the related Collection Period:                                                         $2,221,700.44

          (ii) 2.25% of the Initial Pool Balance:                                                               $19,707,517.31

      (b) (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
               has been repossessed but in which the receivable has not been liquidated:                           $988,649.52

          (ii) 1.65% of the Pool Balance at the beginning of the Collection Period:                              $4,794,265.46

       (c) (i) Aggregate Scheduled Payments delinquent by more than 60 days
               as of the end of the related Collection Period:                                                   $1,553,098.04

          (ii) 2.25% of the Pool Balance at the beginning of the Collection Period
               in which the Payment Date occurs:                                                                 $6,114,550.42

(41)  Spread Account Balance over the Specified Spread Account Balance:                                            $344,629.29

(42)   Excess Amounts Distributed To Seller:
   (a) Release of Excess Amount in Spread Account                                                                        $0.00
   (b) Release of Excess Amount in Negative Carry Account                                                                 0.00

(43)  Amount to be withdrawn from the Spread Account and deposited
           into the Note Distribution Account                                                                            $0.00

(44)  Amount to be withdrawn from the Spread Account and deposited
           into the Certificate Distribution Account:                                                                    $0.00

(45)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                             $274,552,574.44

(46)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                   $0.00
           A-1 Note Pool Factor:                                                                                     0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                                   $0.00
           A-2 Note Pool Factor:                                                                                     0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                         $213,403,436.06
           A-3 Note Pool Factor:                                                                                     0.6486427


           Outstanding Principal Balance of B Notes:                                                            $16,216,066.57
           B Note Pool Factor:                                                                                       0.6486427

           Outstanding Principal Balance of the Certificates:                                                   $29,061,396.14
           Certificate Pool Factor:                                                                                  0.8547469

(47)  Aggregate Purchase Amounts for related Collection Period:                                                          $0.00

(48)  Aggregate Amount of Realized Losses for the related Collection Period:                                        $82,387.46

(49)  Spread Account Balance after giving effect to all distributions:                                          $17,517,793.16

(50)  Originally Scheduled Pool Balance as of the opening of business on the
           first day of the Collection Period in which the Payment Date occurs:                                  $4,867,871.38

(51)  Number of Collection Periods since Completion of Funding Period                                                       26

(53) Life-to-Date (From Jan-97 Collection Period) CPR                                                                   23.69%




CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004  NPV Data Input Section
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004  Scheduled cash flows as of the
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004     end of the collection period
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004      Line 0 is scheduled amount delinquent

                                                     07:11 AM
Prepared by Lisa Sorenson,
  Phone 414-636-6184                   File: us97a.xls

                                       ---------------------------------------------------------------------------------------
                                         28-Feb-97          05-Nov-98            05-Nov-98          05-Nov-98       05-Nov-98
                                       ---------------------------------------------------------------------------------------
                                         Pool 1 Cutoff          Pool 1               Pool 2             Pool 3          Pool 4

                                     0             -       2,519,136.95           669,916.42      1,225,529.53      709,685.65
                                     1    6,224,948.06     7,850,834.76         1,229,645.58      1,730,291.49    1,572,354.74
                                     2    4,087,399.27    13,005,708.12         1,513,382.81      2,110,137.69    1,696,528.89
                                     3    4,191,051.44    10,191,631.16         1,357,748.85      1,794,111.12    1,280,152.53
                                     4    4,860,539.72     5,176,261.07         5,429,364.78      1,799,761.05    1,147,138.47
                                     5    4,890,016.88     2,591,819.57         3,871,168.27      8,506,308.17    1,903,941.56
                                     6    8,243,609.27     2,367,910.05           700,756.78      3,435,370.73    5,983,050.33
                                     7    4,447,750.58     2,437,425.94           720,442.61      1,072,584.28    2,114,519.80
                                     8    6,498,644.13     2,676,357.53           740,165.92      1,197,589.48    1,101,306.79
                                     9   14,972,196.07     2,786,884.32           792,178.19      1,465,322.10      984,725.53
                                    10   23,007,915.80     3,249,416.68           911,031.97      1,386,299.40    1,070,999.01
                                    11   15,613,409.45     2,617,180.98           886,702.61      1,392,996.03    1,001,327.28
                                    12    7,785,366.54     3,569,164.32           772,267.03      1,269,187.26    1,284,536.36
                                    13    3,880,079.26     7,238,207.67         1,108,109.00      1,505,210.86    1,390,859.22
                                    14    3,600,829.31    12,401,755.52         1,351,798.72      1,835,956.56    1,597,280.53
                                    15    3,835,204.18     9,477,488.52         1,295,912.75      1,675,278.65    1,175,349.07
                                    16    4,406,106.30     4,542,708.54         5,229,450.44      1,710,997.97    1,052,246.21
                                    17    4,331,724.09     2,013,526.42         3,674,937.57      8,241,710.85    1,812,831.33
                                    18    7,068,300.66     1,772,131.88           498,461.62      3,027,590.79    5,759,449.22
                                    19    3,940,812.53     1,841,455.76           531,122.95        746,311.34    1,812,814.35
                                    20    6,159,747.89     1,965,414.07           533,156.93        818,595.87      798,553.98
                                    21   14,561,634.89     2,084,992.10           585,641.83      1,001,610.45      715,931.97
                                    22   22,594,768.79     2,567,209.25           658,953.02      1,030,430.18      785,804.96
                                    23   15,235,344.04     1,885,449.73           626,080.03        936,478.78      729,541.88
                                    24    7,445,650.52     2,731,221.41           510,759.04        910,178.26      905,184.71
                                    25    3,579,468.36     6,069,987.60           775,394.19        999,665.99    1,022,969.51
                                    26    3,299,938.35    10,353,749.01         1,001,252.58      1,260,980.18    1,126,631.16
                                    27    3,563,571.09     6,743,604.63           978,889.94      1,200,732.20      878,123.05
                                    28    3,983,635.33     2,601,637.36         3,427,609.24      1,120,089.29      748,617.07
                                    29    4,043,413.87       731,266.08         2,219,727.05      4,891,914.89    1,262,389.71
                                    30    6,668,398.88       492,727.02           121,740.83      1,675,022.74    3,186,820.72
                                    31    3,721,394.41       566,296.12           136,051.42        227,216.70      965,879.01
                                    32    5,930,985.23       628,319.46           122,997.84        234,914.65      223,523.36
                                    33   14,048,509.71       704,458.69           160,309.03        290,359.15      187,682.72
                                    34   21,617,434.15     1,030,236.91           221,938.28        437,723.88      242,494.73
                                    35   14,319,031.03       573,447.22           146,723.85        322,477.22      201,147.58
                                    36    6,622,218.98     1,070,385.24           129,227.82        272,258.16      247,589.65
                                    37    2,794,527.41     2,928,540.43           243,886.08        288,606.14      381,858.92
                                    38    2,537,050.75     6,114,616.34           481,225.67        580,001.51      356,372.82
                                    39    2,704,903.39     3,583,925.62           435,491.41        575,691.39      306,319.01
                                    40    3,060,906.46     1,142,539.28         1,643,554.96        449,298.02      198,032.91
                                    41    3,177,927.21        74,551.43         1,020,497.90      2,469,178.11      514,856.02
                                    42    5,473,838.49         7,196.42               267.12        778,258.79    1,641,690.60
                                    43    2,780,181.99        36,113.18             2,303.49         36,775.45      379,852.27
                                    44    4,848,252.59         3,213.89            23,745.42         34,332.55       54,206.65
                                    45   12,421,394.48        81,684.76                 0.00         41,579.86        5,255.21
                                    46   19,846,926.73         8,933.99            55,264.82         51,626.76       17,006.17
                                    47   10,668,299.66        63,474.27            12,905.25         22,299.64        5,255.21
                                    48    4,018,932.10       313,887.50                 0.00         55,730.44       76,106.75
                                    49      999,620.21       295,136.28                 0.00         18,636.70       23,663.05
                                    50      715,596.94       307,437.94            15,465.97         54,034.69        7,808.38
                                    51      729,463.38        27,075.01            41,797.19         47,420.37      102,488.79
                                    52      978,501.21             0.00            74,792.25         53,891.58        2,211.33
                                    53    1,067,113.54             0.00                 0.00         62,076.00       77,306.84
                                    54    2,553,275.87             0.00                 0.00              0.00       77,266.73
                                    55      800,506.74             0.00                 0.00              0.00            0.00
                                    56    2,078,844.49             0.00                 0.00              0.00            0.00
                                    57    7,648,805.10             0.00                 0.00              0.00            0.00
                                    58   12,223,538.12             0.00                 0.00              0.00            0.00
                                    59    6,284,273.88             0.00                 0.00              0.00            0.00
                                    60    1,911,175.78             0.00                 0.00              0.00            0.00
                                    61       92,369.69             0.00                 0.00              0.00            0.00
                                    62       41,527.82             0.00                 0.00              0.00            0.00
                                    63       38,987.30             0.00                 0.00              0.00            0.00
                                    64       13,226.62             0.00                 0.00              0.00            0.00
                                    65       99,942.27             0.00                 0.00              0.00            0.00
                                    66       66,826.08             0.00                 0.00              0.00            0.00
                                    67       60,733.30             0.00                 0.00              0.00            0.00
                                    68      655,358.90             0.00                 0.00              0.00            0.00
                                    69      584,135.41             0.00                 0.00              0.00            0.00
                                    70      430,830.03             0.00                 0.00              0.00            0.00
                                    71      139,155.22             0.00                 0.00              0.00            0.00
                                    72            0.00             0.00                 0.00              0.00            0.00
                                    73            0.00             0.00                 0.00              0.00            0.00

Total Time Balance of
  Scheduled Cash Flows                                   158,115,734.00        49,692,215.32     70,378,631.94   54,907,540.30


CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Prepared by Lisa Sorenson, Phone 414-636-6184                                      11/19/98
                                                                                   07:11 AM
Payment Date                                                                                           16-Nov-98
Collection Period Begin Date                                                                           06-Oct-98
Collection Period End Date                                                        28-Feb-97            05-Nov-98
Days in accrual period (30/360)                                                                               30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                                  $12,080,766.53

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                $0.00
    Government obligors                                                                                    $0.00
          Total Warranty Repurchases                                                                       $0.00

Total Collections For The Period                                                                  $12,080,766.53

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                                        $1,588,519.98
    Scheduled Amounts 60 days or more past due                                                     $1,154,489.63
    Net Losses on Liquidated Receivables                                                             $214,123.51
    Number of Loans at Beginning of Period                                                                15,118
    Number of Loans at End of Period                                                                      14,871
    Repossessed Equipment not Sold or Reassigned (Beginning)                                               $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                     $0.00
    Reinvestment Income (including Pre-Funding Account and Spread Account)                            $93,659.91
    Pre-Funding Account Reinvestment Income                                                                $0.00


CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004

Payment Date                                                                         16-Nov-98
Collection Period Begin Date                                                         06-Oct-98
Collection Period End Date                                                           05-Nov-98

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)        $307,089,421.64
 A-1 Note Beginning Principal Balance                                                    $0.00
 A-2 Note Beginning Principal Balance                                           $10,589,421.64
 A-3 Note Beginning Principal Balance                                          $259,125,000.00
 B Note Beginning Principal Balance                                             $26,000,000.00
 Certificate Beginning Principal Balance                                        $11,375,000.00

Total Principal Balance of Notes and Certificates (End of Period)              $297,042,142.83
 A-1 Note Principal Balance (End of Period)                                              $0.00
             A-1 Note Pool Factor (End of Period)                                    0.0000000
 A-2 Note Principal Balance (End of Period)                                        $542,142.83
             A-2 Note Pool Factor (End of Period)                                    0.0019225
 A-3 Note Principal Balance (End of Period)                                    $295,125,000.00
             A-3 Note Pool Factor (End of Period)                                    1.0000000
 B Note Principal Balance (End of Period)                                       $26,000,000.00
             B Note Pool Factor (End of Period)                                      1.0000000
 Certificate Principal Balance (End of Period)                                  $11,375,000.00
             Certificate Pool Factor (End of Period)                                 1.0000000

Contract Value Decline                                                          $10,047,278.81
 Pool Balance (Beg. of Collection Period)                                      $307,094,640.73
 Pool Balance (End of Collection Period)                                       $297,047,361.92

Total Distribution Amount (TDA)                                                 $12,174,426.44
 Total Collections and Investment Income for the Period                         $12,174,426.44
 Negative Carry Amount                                                                   $0.00

Administration Fee Accrued during this Period ($500 per Quarter)                       $166.67

Principal Distribution Amount  (PDA)                                            $10,047,278.81



Principal Allocation to Notes and Certificates
 A-1 Noteholders' Principal Distributable Amount                                         $0.00
 A-2 Noteholders' Principal Distributable Amount                                $10,047,278.81
 A-3 Noteholders' Principal Distributable Amount                                         $0.00
 B Noteholders' Principal Distributable Amount                                           $0.00
 Certificateholders' Principal Distributable Amount                                      $0.00

Interest Distributable Amount                                                    $1,654,421.08
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                      $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                 $52,947.11
 Noteholders' Interest Distributable Amount applicable to A-3 Notes              $1,392,796.88
 Noteholders' Interest Distributable Amount applicable to B Notes                  $145,166.67
 Certificateholders' Interest Distributable Amount                                  $63,510.42

Servicing Fees Accrued during this Period                                          $255,912.20

Total Distribution Amount Remaining to Deposit to Spread Account                   $216,647.68

Spread Account
 Beginning Spread Account Balance                                               $13,000,000.00
 Deposit to Spread Account from Pre-Funding Account                                      $0.00
 Deposit to Spread Account from Excess Collections over Distributions              $216,647.68
 Distribution from Spread Account for Interest / Principal Shortfall                     $0.00
        0.00                                                                             $0.00

 Specified Spread Account Balance                                               $13,000,000.00
 Release from Spread Account to Seller as "Excess Servicing Fee"                   $216,647.68
 Ending Spread Account Balance (after distributions)                            $13,000,000.00

Credit Enhancement                                                                        4.38%
 Spread account % of Ending Pool Balance                                                  4.38%
 Overcollateralization % of Ending Pool Balance                                           0.00%


Scheduled Amounts 30 - 59 days past due                                          $1,588,519.98
             as % of Ending Pool Balance                                                  0.53%
Scheduled Amounts 60 days or more past due                                       $1,154,489.63
             as % of Ending Pool Balance                                                  0.39%
Net Losses on Liquidated Receivables                                               $214,123.51
             as % of Ending Pool Balance                                                  0.07%


PART III -- SERVICING CALCULATIONS                                                     16-Nov-98

1.  Sources and Uses of Collection Account Balance    Pool 1 Cutoff           Pool 1          Pool 2          Pool 3         Pool 4

Wtd. Avg. APR                                                8.823%           8.823%          8.701%          8.302%         8.479%
Contract Value (Beg. of Collection Period), by
  origination pool                                                   $146,497,855.43  $45,375,883.27  $64,649,134.15 $50,571,767.88
Contract Value  (End of Collection Period), by
  origination pool                                  $335,052,501.00  $140,923,327.35  $44,310,518.24  $62,950,296.06 $48,863,220.27
                                                                     ---------------  --------------  -------------- --------------
Contract Value Decline                                                 $5,574,528.08   $1,065,365.03   $1,698,838.09  $1,708,547.61
                                                                               3.81%           2.35%           2.63%          3.38%
Initial Pool Balance                                                 $307,094,640.73
Pool Balance (End of Collection Period)                              $297,047,361.92

Total Collections and Investment Income for the
  period                                                              $12,174,426.44
Negative Carry Amount                                                          $0.00

Total Distribution Amount (TDA)                                       $12,174,426.44
Principal Distribution Amount  (PDA)                                  $10,047,278.81             83%
Interest Distribution Amount  (IDA)                                    $2,127,147.63             17%

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                           $0.00
A-1 Noteholders' Principal Carryover Shortfall
  (Previous Period)                                                            $0.00
A-1 Noteholders' Share of the Principal
  Distribution Amount                                                          0.00%
A-1 Noteholders' Principal Distributable Amount                                $0.00

Principal Distribution Amount Remaining                               $10,047,278.81

A-2 Note Beginning Principal Balance                                  $10,589,421.64
A-2 Noteholders' Principal Carryover Shortfall
  (Previous Period)                                                            $0.00
A-2 Noteholders' Share of the Principal
  Distribution Amount                                                        100.00%
A-2 Noteholders' Principal Distributable Amount                       $10,047,278.81

Principal Distribution Amount Remaining                                        $0.00

A-3 Note Beginning Principal Balance                                 $259,125,000.00
A-3 Noteholders' Principal Carryover Shortfall
  (Previous Period)                                                            $0.00
A-3 Noteholders' Share of the Principal
  Distribution Amount                                                          0.00%
A-3 Noteholders' Principal Distributable Amount                                $0.00

Principal Distribution Amount Remaining                                        $0.00

B Note Beginning Principal Balance                                    $26,000,000.00
B Noteholders' Principal Carryover Shortfall
  (Previous Period)                                                            $0.00
B Noteholders' Share of the Principal
  Distribution Amount                                                          0.00%
B Noteholders' Principal Distributable Amount                                  $0.00

Principal Distribution Amount Remaining                                        $0.00

Certificate Beginning Principal Balance                               $11,375,000.00
Certificateholders' Principal Carryover Shortfall
  (Previous Period)                                                            $0.00
Certificateholders' Share of the Principal
  Distribution Amount                                                          0.00%
Certificateholders' Principal Distributable Amount                             $0.00

Interest Accrued on Class A-1 Notes this period              5.597%            $0.00
Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to A-1 Notes                                    $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Noteholders' Interest Distributable Amount
  applicable to A-1 Notes                                                      $0.00

Interest Accrued on Class A-2 Notes this period              6.000%       $52,947.11
Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to A-2 Notes                                    $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Noteholders' Interest Distributable Amount
  applicable to A-2 Notes                                                 $52,947.11

Interest Accrued on Class A-3 Notes this period              6.450%    $1,392,796.88
Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to A-3 Notes                                    $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Noteholders' Interest Distributable Amount
  applicable to A-3 Notes                                              $1,392,796.88

Interest Accrued on Class A-1, A-2 and A-3
  Notes this period                                                    $1,445,743.99
Offered Noteholders' Interest Carryover Shortfall
  (Previous Period)                                                            $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Offered Noteholders' Interest Distributable Amount                     $1,445,743.99

Interest Accrued on Class B Notes this period                6.700%      $145,166.67
Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to B Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Noteholders' Interest Distributable Amount
  applicable to B Notes                                                  $145,166.67

Interest Accrued on Certificates this period                 6.700%       $63,510.42
Certificateholders' Interest Carryover Shortfall
  (Previous Period)                                                            $0.00
Interest Due (in Arrears) on Above Shortfall                                   $0.00
Certificateholders' Interest Distributable Amount                         $63,510.42

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                             $12,174,426.44

Administration Fee Shortfall (Previous Period)                                 $0.00
Administration Fee Accrued during this Period
  ($500 per Quarter)                                        $500.00          $166.67
Administration Fee Paid this Period from TDA                                 $166.67
Administration Fee Shortfall                                                   $0.00

Total Distribution Amount Remaining                                   $12,174,259.77

Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to A-1 Notes                                    $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Interest Accrued on Class A-1 Notes this period                                $0.00
Noteholders' Interest applicable to A-1 Notes
  Paid this Period from TDA                                                    $0.00
Preliminary Noteholders' Interest Carryover
  Shortfall (Current Period) applicable to A-1 Notes                           $0.00

Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to A-2 Notes                                    $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Interest Accrued on Class A-2 Notes this period                           $52,947.11
Noteholders' Interest applicable to A-2 Notes
  Paid this Period from TDA                                               $52,947.11
Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-2 Notes                                     $0.00

Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to A-3 Notes                                    $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Interest Accrued on Class A-3 Notes this period                        $1,392,796.88
Noteholders' Interest applicable to A-3 Notes
  Paid this Period from TDA                                            $1,392,796.88
Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-3 Notes                                     $0.00


Offered Noteholders' Interest Carryover Shortfall
  (Previous Period)                                                            $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Interest Accrued on Class A-1, A-2 and A-3 Notes
  this period                                                          $1,445,743.99
Offered Noteholders' Interest Paid this Period
  from TDA                                                             $1,445,743.99
Preliminary Noteholders' Interest Carryover
  Shortfall (Current Period)                                                   $0.00

Total Distribution Amount Remaining                                   $10,728,515.78

Noteholders' Interest Carryover Shortfall (Previous
  Period) applicable to B Notes                                                $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Interest Accrued on Class B Notes this period                            $145,166.67
Noteholders' Interest applicable to B Notes Paid
  this Period from TDA                                                   $145,166.67
Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to B Notes                                       $0.00

Total Distribution Amount Remaining                                   $10,583,349.11

A-1 Noteholders' Principal Carryover Shortfall
  (Previous Period)                                                            $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                        $0.00
A-1 Noteholders' Principal Distributable Amount Paid
  from TDA                                                                     $0.00
Preliminary A-1 Noteholders' Principal Carryover
  Shortfall (Current Period)                                                   $0.00

Total Distribution Amount Remaining                                   $10,583,349.11

A-2 Noteholders' Principal Carryover Shortfall
  (Previous Period)                                                            $0.00
A-2 Noteholders' Monthly Principal Distributable Amount               $10,047,278.81
A-2 Noteholders' Principal Distributable Amount Paid
  from TDA                                                            $10,047,278.81
Preliminary A-2 Noteholders' Principal Carryover
  Shortfall (Current Period)                                                   $0.00

Total Distribution Amount Remaining                                      $536,070.30

A-3 Noteholders' Principal Carryover Shortfall
  (Previous Period)                                                            $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                        $0.00
A-3 Noteholders' Principal Distributable Amount Paid
  from TDA                                                                     $0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                             $0.00









Total Distribution Amount Remaining                                      $536,070.30

B Noteholders' Principal Distributable Amount                                  $0.00
B Noteholders' Monthly Principal Distributable Amount                          $0.00
B Noteholders' Principal Distributable Amount Paid
  from TDA                                                                     $0.00
Preliminary B Noteholders' Principal Carryover Shortfall
  (Current Period)                                                             $0.00

Total Distribution Amount Remaining                                      $536,070.30

Certificateholders' Interest Carryover Shortfall
  (Previous Period)                                                            $0.00
Interest Due (in Arrears) on Above Shortfall                                   $0.00
Interest Accrued on Certificates this period                              $63,510.42
Certificateholders' Interest Paid this Period from TDA                    $63,510.42
Preliminary Certificateholders' Interest Carryover
  Shortfall (Current Period)                                                   $0.00

Total Distribution Amount Remaining                                      $472,559.88

Certificateholders' Principal Carryover Shortfall
  (Previous Period)                                                            $0.00
Certificateholders' Principal Distributable Amount
  applicable to current period                                                 $0.00
Certificateholders' Principal Distributable Amount
  Paid from TDA                                                                $0.00
Preliminary Certificateholders' Principal Carryover
  Shortfall (Current Period)                                                   $0.00

Total Distribution Amount Remaining                                      $472,559.88

Servicing Fee Shortfall (Previous Period)                                      $0.00
Servicing Fees Accrued during this Period                     1.00%      $255,912.20
Total Servicing Fees Due                                                 $255,912.20
Servicing Fees Paid this Period from TDA                                 $255,912.20
Servicing Fee Shortfall                                                        $0.00

Total Distribution Amount Available to Deposit
  to Spread Acct                                                         $216,647.68

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                          $0.00

New Collateral Purchased                                                       $0.00
Deposit to Spread Account                                     2.00%            $0.00
Payment to Seller                                                              $0.00

Ending Pre-Funding Account Balance                                             $0.00

Excess Pre-Funded Amount/(Payment to Seller)                                   $0.00

Adjusted Ending Pre-Funding Account Balance                                    $0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                   177 days            $0.00

Pre-Funded Percentage                                                         0.000%
Negative Carry Withdrawls                                                      $0.00
Cumulative Negative Carry Withdrawls                                           $0.00
Maximum Negative Carry Amount                              150 days            $0.00
Required Negative Carry Account Balance                                        $0.00
Interim Ending Negative Carry Account Balance                                  $0.00
Negative Carry Amount Released to Seller                                       $0.00

Ending Negative Carry Account Balance                                          $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                      $13,000,000.00
Deposit to Spread Account from Pre-Funding Account                             $0.00
Deposit to Spread Account from Excess Collections
  over Distributions                                                     $216,647.68

Distribution from Spread Account to Noteholders'
  Distr. Account                                                               $0.00
Adj to Preliminary Noteholders' Interest Carryover
  Shortfall (Current Period) applicable to A-1 Notes                           $0.00
Adj to Preliminary Noteholders' Interest Carryover
  Shortfall (Current Period) applicable to A-2 Notes                           $0.00
Adj to Preliminary Noteholders' Interest Carryover
  Shortfall (Current Period) applicable to A-3 Notes                           $0.00
Adj to Preliminary Noteholders' Interest Carryover
  Shortfall (Current Period) applicable to B Notes                             $0.00


Adj to Preliminary A-1 Noteholders' Principal
  Carryover Shortfall (Current Period)                                         $0.00
Adj to Preliminary A-2 Noteholders' Principal
  Carryover Shortfall (Current Period)                                         $0.00
Adj to Preliminary A-3 Noteholders' Principal
  Carryover Shortfall (Current Period)                                         $0.00
Adj to Preliminary B Noteholders' Principal
  Carryover Shortfall (Current Period)                                         $0.00

Preliminary Spread Account Balance Remaining                          $13,216,647.68







Cumulative Realized Losses since 28-February-97
  (Cut-off Date)                                                       $1,284,002.72
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?       NO
12*(Realized Losses during Collection Period + Repos at end
  of Collection Period)                                                $2,569,482.12
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool
  Balance?                                                      NO
60 day or > Delinquent Scheduled Amounts                               $1,154,489.63
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?   NO
Are any of the three conditions "YES"?                          NO

Preliminary A-1 Note Principal Balance (End of Period)                         $0.00
Preliminary A-2 Note Principal Balance (End of Period)                   $542,142.83
Preliminary A-3 Note Principal Balance (End of Period)               $259,125,000.00
Preliminary B Note Principal Balance (End of Period)                  $26,000,000.00
Preliminary Certificate Principal Balance (End of Period)             $11,375,000.00
Preliminary Total Principal Balance of Notes and
  Certificates (End of Period)                                       $297,042,142.83

Specified Spread Account Balance                                      $13,000,000.00
Lesser of:
(a) 2.00% of the Initial Pool Balance                         2.00%    13,000,000.00

(b) the Note Balance                                                  297,042,142.83





Preliminary Spread Account Balance Remaining                          $13,216,647.68
Preliminary Excess Amount in Spread Account                              $216,647.68

Release from Spread Account to Seller as "Excess
  Servicing Fee"                                                         $216,647.68




Ending Spread Account Balance (after distributions)                   $13,000,000.00
Net Change in Spread Account Balance                                           $0.00

7.  Ending Balances
Noteholders' Interest Carryover Shortfall (Current
  Period) applicable to A-1 Notes                                              $0.00
Noteholders' Interest Carryover Shortfall (Current
  Period) applicable to A-2 Notes                                              $0.00
Noteholders' Interest Carryover Shortfall (Current
  Period) applicable to A-3 Notes                                              $0.00
Noteholders' Interest Carryover Shortfall (Current
  Period) applicable to B Notes                                                $0.00
A-1 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                             $0.00
A-2 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                             $0.00
A-3 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                             $0.00
B Noteholders' Principal Carryover Shortfall
  (Current Period)                                                             $0.00
Certificateholders' Interest Carryover
  Shortfall (Ending Balance)                                                   $0.00
Certificateholders' Principal Carryover
  Shortfall (Ending Balance)                                                   $0.00

A-1 Note Principal Balance (End of Period)                                     $0.00
A-2 Note Principal Balance (End of Period)                               $542,142.83
A-3 Note Principal Balance (End of Period)                           $259,125,000.00
B Note Principal Balance (End of Period)                              $26,000,000.00
Certificate Principal Balance (End of Period)                         $11,375,000.00
Total Principal Balance of Notes and
  Certificates (End of Period)                                       $297,042,142.83

A-1 Note Pool Factor (End of Period)                 $71,500,000.00        0.0000000
A-2 Note Pool Factor (End of Period)                $282,000,000.00        0.0019225
A-3 Note Pool Factor (End of Period)                $259,125,000.00        1.0000000
B Note Pool Factor (End of Period)                   $26,000,000.00        1.0000000
Certificate Pool Factor (End of Period)              $11,375,000.00        1.0000000
Total Notes & Certificates Pool Factor
  (End of Period)                                                          0.4569879

Specified Spread Account Balance (after all
  distributions and adjustments)                                      $13,000,000.00


CASE EQUIPMENT LOAN TRUST 1997-A
STATEMENT TO NOTEHOLDERS

$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                              16-Nov-98

(1)  Amount of principal being paid on the Notes:

(a)  A-1 Notes:                                                                $0.00
        per $1,000 original principal amount:                              0.0000000

(b)  A-2 Notes:                                                       $10,047,278.81
         per $1,000 original principal amount:                          $35.62864826

(c)  A-3 Notes:                                                                $0.00
         per $1,000 original principal amount:                           $0.00000000

(d)  B Notes:                                                                  $0.00
         per $1,000 original principal amount:                           $0.00000000

(e)  Total                                                            $10,047,278.81

(2)  Interest on the Notes

(a)  A-1 Notes:                                                                $0.00
        per $1,000 original principal amount:                            $0.00000000

(b)  A-2 Notes:                                                           $52,947.11
         per $1,000 original principal amount:                           $0.18775571

(c)  A-3 Notes:                                                        $1,392,796.88
        per $1,000 original principal amount:                            $5.37500002

(d)  B Notes:                                                            $145,166.67
         per $1,000 original principal amount:                           $5.58333346

(e)  Total                                                             $1,590,910.66

(3) Pool Balance at the end of the related Collection Period         $297,047,361.92

(4)  After giving effect to distributions on current Payment Date:

(a)  (i)  outstanding principal amount of A-1 Notes:                           $0.00
      (ii)  A-1 Note Pool Factor:                                          0.0000000

(b)  (i)  outstanding principal amount of A-2 Notes:                     $542,142.83
      (ii)  A-2 Note Pool Factor:                                          0.0019225

(c)  (i)  outstanding principal amount of A-3 Notes:                 $259,125,000.00
      (ii)  A-3 Note Pool Factor:                                         $1.0000000

(d)  (i)  outstanding principal amount of A-3 Notes:                  $26,000,000.00
      (ii)  A-3 Note Pool Factor:                                         $1.0000000

(e)  (i)  Certificate Balance                                         $11,375,000.00
      (ii)  Certificate Pool Factor:                                       1.0000000

(5)  Amount of Servicing Fee:                                            $255,912.20
      per $1,000 Beginning of Collection Period:                          0.83333333

(6)  Amount of Administration Fee:                                           $166.67
      per $1,000 Beginning of Collection Period:                          0.00054273

(7)  Aggregate Purchase Amounts for Collection Period:                         $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                             $214,123.51

(9)  Amount in Spread Account:                                        $13,000,000.00

(10) Amount in Pre-Funding Account:                                            $0.00

(11) For the Final payment date with respect to the
       Funding Period, the Remaining Pre-Funded Amount                            NA

(12)  Amount in Negative Carry Account:                                        $0.00


CASE EQUIPMENT LOAN TRUST 1997-A
STATEMENT TO CERTIFICATEHOLDERS

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                              16-Nov-98

(1)  Amount of principal being paid or distributed:

     (a)  A-1 Notes:                                                           $0.00
          per $1,000 original principal amount:                          $0.00000000

     (b)  A-2 Notes:                                                  $10,047,278.81
          per $1,000 original principal amount:                         $35.62864826

     (c)  A-3 Notes:                                                            0.00
          per $1,000 original principal amount:                           0.00000000

     (d)  B Notes:                                                              0.00
          per $1,000 original principal amount:                           0.00000000

     (e)  Certificates:                                                        $0.00
          per $1,000 original principal amount:                          $0.00000000

     (f)  Total:                                                      $10,047,278.81

(2)  Amount of interest being paid or distributed:

     (a)  A-1 Notes:                                                           $0.00
          per $1,000 original principal amount:                          $0.00000000

     (b)  A-2 Notes:                                                      $52,947.11
          per $1,000 original principal amount:                          $0.18775571

     (c)  A-3 Notes:                                                   $1,392,796.88
          per $1,000 original principal amount:                          $5.37500002

     (d)  B Notes:                                                       $145,166.67
          per $1,000 original principal amount:                          $5.58333346

     (e)  Certificates:                                                   $63,510.42
          per $1,000 original principal amount:                          $5.58333363

     (f)  Total:                                                       $1,654,421.08

(3)  Pool Balance at end of related Collection Period:               $297,047,361.92

(4)  After giving effect to distributions on this Payment Date:

     (a) (i)  outstanding principal amount of A-1 Notes:                       $0.00
        (ii)  A-1 Note Pool Factor:                                        0.0000000

     (b) (i)  outstanding principal amount of A-2 Notes:                 $542,142.83
        (ii)  A-2 Note Pool Factor:                                        0.0019225

     (c) (i)  outstanding principal amount of A-3 Notes:             $259,125,000.00
        (ii)  A-3 Note Pool Factor:                                        1.0000000

     (d) (i)  outstanding principal amount of B Notes:                $26,000,000.00
        (ii)  B Note Pool Factor:                                          1.0000000

     (e) (i)  Certificate Balance                                     $11,375,000.00
        (ii)  Certificate Pool Factor:                                     1.0000000

(5)  Amount of Servicing Fee:                                            $255,912.20
      per $1,000 Beginning of Collection Period:                         $0.83333333

(6)  Amount of Administration Fee:                                           $166.67
      per $1,000 Beginning of Collection Period:                         $0.00054273

(7)  Aggregate Purchase Amounts for Collection Period:                         $0.00

(8)  Aggregate amount of Realized Losses for the
       Collection Period:                                                $214,123.51

(9)  Amount in Spread Account:                                        $13,000,000.00

(10)  Amount in Pre-Funding Account:                                           $0.00

(11)  For the Final payment date with respect to the
        Funding Period, the Remaining Pre-Funded Amount         NA

(12)  Amount in Negative Carry Account:                                        $0.00


CASE EQUIPMENT LOAN TRUST 1997-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004


Payment Date:                                                              16-Nov-98

(1)  Payment of Administration Fee to Administrator:                         $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                      $1,590,910.66

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:             $10,047,278.81

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:          $63,510.42

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:               $0.00

(6)  Payment of Servicing Fee to Servicer:                               $255,912.20

(7)  Release to Seller from Excess Collections over Distributions        $216,647.68

Check for Error                                                     NO ERROR
Sum of Above Distributions                                          $12,174,426.44
Total Distribution Amount plus Releases to Seller                   $12,174,426.44


CASE EQUIPMENT LOAN TRUST 1997-A
SERVICER'S CERTIFICATE

$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004


Payment Date:                                                                 16-Nov-98

(1)  Total Distribution Amount:                                          $12,174,426.44

(2)  Administration Fee:                                                        $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:          $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:           $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:     $52,947.11

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:           $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:  $1,392,796.88

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:           $0.00

(9)  Noteholders' Interest Distributable Amount applicable to B Notes:      $145,166.67

(10)  Noteholders' Interest Carryover Shortfall applicable to B Notes:            $0.00

(11)  Offered Noteholders' Interest Distributable Amount'                 $1,590,910.66
        deposited into Note Distribution Account:

(12)  A-1 Noteholders' Monthly Principal Distributable Amount:                    $0.00

(13)  % of Principal Distribution Amount applicable to A-1 Noteholders             0.00%

(14)  A-1 Noteholders' Principal Carryover Shortfall:                             $0.00

(15)  A-1 Noteholders' Principal Distributable Amount:                            $0.00

(16)  A-2 Noteholders' Monthly Principal Distributable Amount:           $10,047,278.81

(17)  % of Principal Distribution Amount applicable to A-2 Noteholders           100.00%

(18)  A-2 Noteholders' Principal Carryover Shortfall:                             $0.00

(19)  A-2 Noteholders' Principal Distributable Amount:                   $10,047,278.81

(20)  A-3 Noteholders' Monthly Principal Distributable Amount:                    $0.00

(21)  % of Principal Distribution Amount applicable to A-3 Noteholders             0.00%

(22)  A-3 Noteholders' Principal Carryover Shortfall:                             $0.00

(23)  A-3 Noteholders' Principal Distributable Amount:                            $0.00

(24)  B Noteholders' Monthly Principal Distributable Amount:                      $0.00

(25)  % of Principal Distribution Amount applicable to B Noteholders               0.00%

(26)  B Noteholders' Principal Carryover Shortfall:                               $0.00

(27)  B Noteholders' Principal Distributable Amount:                              $0.00

(28)  Noteholders' Principal Distribution Amount:                        $10,047,278.81

(29)  Noteholders' Distributable Amount:                                 $11,638,189.47

(30)  Certificateholders' Interest Distributable Amount:                     $63,510.42

(31)  Certificateholders' Interest Carryover Shortfall:                           $0.00

(32)  Certificateholders' Percentage:                                             0.00%

(33) Certificateholders' Principal Distributable Amount applicable
       to current period                                                          $0.00

(34)  Certificateholders' Principal Carryover Shortfall:                          $0.00

(35)  Certificateholders' Principal Distributable Amount:                         $0.00

(36)  Certificateholders' Distributable Amount:                              $63,510.42

(37)  Servicing Fee:                                                        $255,912.20

(38)  Deposit to Spread Account (from excess collections):                  $216,647.68

(39)  Specified Spread Account Balance (after all distributions
        and adjustments):                                                $13,000,000.00
      The Lesser of:

 (a) 2.00% of the Initial Pool Balance                                   $13,000,000.00


 (b) the Note Balance                                                   $297,042,142.83

(40)  Spread Account Balance over the Specified Spread Account Balance:     $216,647.68

(41)  Excess Amounts Distributed To Seller:
      (a) Release of Excess Amount in Spread Account                        $216,647.68
      (b) Release of Excess Amount in Negative Carry Account                       0.00


(42)  Amount to be withdrawn from the Spread Account and deposited
        into the Note Distribution Account                                        $0.00




(44)  Pool Balance as of the opening of business on the first day of
        the Collection Period in which the Payment Date occurs:         $307,094,640.73

(45)  After giving effect to all distributions on such Payment Date:


           Outstanding Principal Balance of A-1 Notes:                            $0.00
           A-1 Note Pool Factor:                                              0.0000000

           Outstanding Principal Balance of A-2 Notes:                      $542,142.83
           A-2 Note Pool Factor:                                              0.0019225

           Outstanding Principal Balance of A-3 Notes:                  $259,125,000.00
           A-3 Note Pool Factor:                                              1.0000000

           Outstanding Principal Balance of B Notes:                     $26,000,000.00
           B Note Pool Factor:                                                1.0000000

           Outstanding Principal Balance of the Certificates:            $11,375,000.00
           Certificate Pool Factor:                                           1.0000000

(46)  Aggregate Purchase Amounts for related Collection Period:                   $0.00

(47)  Aggregate Amount of Realized Losses for the related
        Collection Period:                                                  $214,123.51

(48)  Spread Account Balance after giving effect to all distributions:   $13,000,000.00

CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998        NPV Data Input Section
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000     Scheduled cash flows as of the
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004

                                                                19-Nov-98
                                                                 07:34 AM
Prepared by  Lisa Sorenson (414)636-6184                  File: us97b.xls
                                      ---------------------------------------------------------------------------------------------
                                            31-Aug-97           05-Nov-98          05-Nov-98          05-Nov-98          05-Nov-98
                                      ---------------------------------------------------------------------------------------------
                                           Pool 1 Cutoff           Pool 1             Pool 2             Pool 3             Pool 4

                                    0     1,177,249.91        3,990,777.34       1,815,961.23       2,213,759.14       7,924,684.83
                                    1     6,659,719.81        6,798,850.23       2,291,022.52       1,915,213.10       8,165,957.23
                                    2     6,534,773.62        7,179,525.72       2,325,709.25       1,777,235.98       3,196,705.97
                                    3     6,984,610.38        5,182,769.97       1,537,501.76       1,145,078.75       2,156,374.27
                                    4    10,446,903.15        4,536,158.36       1,583,854.29         976,873.58       2,106,690.69
                                    5     8,329,023.40        5,250,758.26       1,544,365.80       1,237,194.62       2,094,760.20
                                    6     6,232,683.33        6,819,687.15       1,190,831.37       1,013,255.62       2,061,104.70
                                    7     6,320,726.36       11,100,621.61       1,113,184.62       1,022,513.22       1,843,043.71
                                    8     8,485,392.69       10,252,365.33       1,752,938.77       1,167,931.89       2,068,785.27
                                    9    12,048,887.10       10,099,113.31       1,414,267.80       1,005,638.32       2,317,326.09
                                   10    14,644,000.73        7,037,782.71       6,845,419.54       1,699,073.86       3,122,750.13
                                   11    14,137,496.87        4,520,897.92       3,927,594.46       6,217,597.28       3,008,796.18
                                   12    11,667,759.49        4,687,161.40       1,664,789.21       2,768,794.81      15,183,040.58
                                   13     6,930,958.47        6,160,369.91       1,870,795.33       1,774,665.76       8,449,842.63
                                   14     6,299,823.14        6,430,768.81       2,004,758.18       1,617,784.05       3,300,190.75
                                   15     6,824,045.37        4,841,540.67       1,362,078.06       1,064,833.05       1,936,618.27
                                   16    10,425,799.25        4,227,934.44       1,285,727.54         896,092.84       1,914,013.55
                                   17     7,966,016.16        4,898,093.53       1,417,709.73       1,129,456.18       1,885,627.02
                                   18     5,872,271.46        6,481,342.85       1,067,864.71         883,297.70       1,846,687.33
                                   19     5,987,805.41       10,487,968.34       1,020,273.90         915,063.48       1,661,109.56
                                   20     8,167,460.88        9,360,187.00       1,645,520.92       1,021,386.77       1,839,029.89
                                   21    11,705,614.28        9,020,373.45       1,317,405.15         913,175.40       1,959,008.58
                                   22    14,220,372.77        5,947,398.52       6,541,118.52       1,584,847.53       2,780,739.11
                                   23    13,761,263.49        3,452,988.23       3,657,191.64       5,915,632.90       2,729,996.07
                                   24    11,210,927.99        3,476,877.97       1,433,159.10       2,514,152.36      14,515,961.88
                                   25     6,624,361.87        4,711,839.73       1,568,580.60       1,531,365.51       7,246,773.23
                                   26     5,740,355.70        4,777,397.22       1,726,937.31       1,367,529.59       2,463,114.21
                                   27     6,424,415.91        3,484,062.00       1,101,166.04         876,503.00       1,504,283.43
                                   28     9,775,715.64        2,970,325.67         961,041.17         741,448.18       1,467,138.35
                                   29     7,482,998.61        3,355,075.68       1,044,650.38         878,658.44       1,392,654.38
                                   30     5,557,953.05        4,079,698.57         790,019.08         673,028.89       1,332,811.13
                                   31     5,609,822.66        5,983,941.53         746,454.59         719,647.50       1,179,102.98
                                   32     7,669,989.82        5,766,975.99       1,295,148.65         794,456.30       1,358,240.88
                                   33    11,162,718.67        5,410,298.40       1,038,015.24         678,912.04       1,410,271.90
                                   34    13,235,556.56        3,163,441.55       5,205,968.20       1,273,826.51       2,199,581.83
                                   35    12,542,910.53        1,136,619.77       2,575,163.89       4,530,643.02       1,943,086.92
                                   36     9,928,723.89        1,136,439.53         936,865.78       1,795,741.55      11,817,070.08
                                   37     5,129,980.46        1,957,731.93         941,006.61         947,579.42       5,622,920.81
                                   38     4,354,845.95        2,166,111.13         957,999.74         780,187.30       1,540,456.96
                                   39     4,889,943.50        1,280,459.22         500,353.46         309,365.15         710,623.85
                                   40     7,657,111.36          894,014.68         322,545.97         269,873.98         688,839.99
                                   41     5,443,438.38        1,029,369.93         487,834.03         366,536.19         545,415.38
                                   42     4,072,147.80        1,327,386.40         277,155.45         232,539.64         428,829.52
                                   43     4,042,827.78        2,554,376.46         231,798.24         256,352.71         356,187.78
                                   44     5,247,728.10        2,453,379.11         531,729.84         322,836.63         579,098.58
                                   45     7,108,867.81        2,617,618.78         443,963.18         220,404.35         539,388.81
                                   46     8,298,173.11        1,531,326.09       2,588,184.57         507,801.59       1,137,949.82
                                   47     7,976,566.27          260,729.02       1,591,365.04       2,531,673.17       1,066,077.46
                                   48     5,851,367.78          188,228.57         399,020.97       1,059,274.73       8,675,270.33
                                   49     2,223,150.62          280,402.08         307,838.26         470,662.77       3,963,399.73
                                   50     1,416,948.02          207,776.51         370,545.52         432,512.54         895,414.59
                                   51     1,718,257.67           35,037.52         194,879.96          63,326.35         212,978.56
                                   52     3,905,247.51           96,647.36          10,745.87          65,757.39         141,387.22
                                   53     2,481,818.67           65,708.02          20,472.81          46,218.20          35,684.41
                                   54     1,355,344.38           98,825.23           6,909.31           5,165.46          26,487.28
                                   55     1,259,850.35           71,709.76           2,920.75          40,132.30          11,506.00
                                   56     1,818,367.28           95,095.47           2,920.75           5,165.46          41,465.87
                                   57     2,613,174.13           16,959.53          39,514.11           5,165.46          32,006.10
                                   58     3,895,634.50            7,940.28         110,263.20          43,764.44          49,782.69
                                   59     4,162,542.10                0.00          13,379.00         133,457.81         147,236.19
                                   60     3,316,944.40                0.00               0.00               0.00         112,839.77
                                   61       839,878.60                0.00               0.00               0.00               0.00
                                   62       207,734.88           19,782.45               0.00               0.00               0.00
                                   63       306,822.64                0.00               0.00               0.00               0.00
                                   64       524,009.56                0.00               0.00               0.00               0.00
                                   65       131,373.18                0.00               0.00               0.00               0.00
                                   66        35,339.32                0.00               0.00               0.00               0.00
                                   67       109,901.23                0.00               0.00               0.00               0.00
                                   68       167,092.62                0.00               0.00               0.00               0.00
                                   69       102,874.99                0.00               0.00               0.00               0.00
                                   70       189,709.96                0.00               0.00               0.00               0.00
                                   71       129,985.21                0.00               0.00               0.00               0.00
                                   72             0.00                0.00               0.00               0.00               0.00
                                   73             0.00                0.00               0.00               0.00               0.00


Total Time Balance of
 Scheduled Cash Flows                   427,782,108.54      227,475,044.20      82,974,400.97      69,368,061.76     162,944,221.51


CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Prepared by Lisa Sorenson (414)636-6184                                             11/19/98
                                                                                    07:34 AM
Payment Date                                                                                                  16-Nov-98
Collection Period Begin Date                                                                                  06-Oct-98
Collection Period End Date                                                          31-Aug-97                 05-Nov-98
Days in accrual period (30/360)                                                                                      30
Days in accrual period (ACT/360)                                                                                     32
One-Month LIBOR                                                                                                 5.40859%

PART I -- MONTHLY DATA INPUT

FIXED RATE COLLATERAL

 Receipts During the Period                                                                              $31,701,388.36

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                       $0.00
    Government obligors                                                                                           $0.00
          Total Warranty Repurchases                                                                              $0.00

Total Fixed Rate Collections For The Period                                                              $31,701,388.36


FLOATING RATE COLLATERAL

 Receipts During the Period                                                                               $2,914,110.46

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                       $0.00
    Government obligors                                                                                           $0.00
          Total Warranty Repurchases                                                                              $0.00

Total Floating Rate Collections For The Period                                                            $2,914,110.46

    Pool Balance (Beg. of Collection Period)                                                             $54,835,025.21
    Pool Balance (End of Collection Period)                                                              $52,256,863.16

Total Collection                                                                                         $34,615,498.82
Negative Carry Amount                                                                                             $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                                      $182,114.95
Pre-Funding Account Reinvestment Income                                                                           $0.00

    Total Distribution Amount                                                                            $34,797,613.77

MISCELLANEOUS DATA

    FIXED RATE COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                               $4,128,795.99
    Scheduled Amounts 60 days or more past due                                                            $1,627,424.62
    Net Losses on Liquidated Receivables                                                                     $21,295.13
    Number of Loans at Beginning of Period                                                                       20,188
    Number of Loans at End of Period                                                                             19,789
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                      $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                            $0.00

    FLOATING RATE COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                                 $253,964.15
    Scheduled Amounts 60 days or more past due                                                              $156,483.15
    Net Losses on Liquidated Receivables                                                                          $0.00
    Number of Loans at Beginning of Period                                                                        3,557
    Number of Loans at End of Period                                                                              3,485
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                      $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                            $0.00

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                               $4,382,760.14
    Scheduled Amounts 60 days or more past due                                                            $1,783,907.77
    Net Losses on Liquidated Receivables                                                                     $21,295.13
    Number of Loans at Beginning of Period                                                                       23,745
    Number of Loans at End of Period                                                                             23,274
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                      $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                            $0.00

    Pre-Funding Account Reinvestment Income                                                                       $0.00


CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004

PAYMENT DATE                                                                                                  16-Nov-98
Collection Period Begin Date                                                                                  06-Oct-98
Collection Period End Date                                                                                    05-Nov-98

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                 $554,252,322.94
  A-1 Note Beginning Principal Balance                                                                            $0.00
  A-2 Note Beginning Principal Balance                                                                   $36,460,690.62
  A-3 Note Beginning Principal Balance                                                                  $237,000,000.00
  A-4 Note Beginning Principal Balance                                                                  $188,591,000.00
  B Note Beginning Principal Balance                                                                     $54,835,024.38
  C Note Beginning Principal Balance                                                                     $22,175,607.94
  Certificate Beginning Principal Balance                                                                $15,190,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                       $523,417,647.26
  A-1 Note Principal Balance (End of Period)                                                                      $0.00
           A-1 Note Pool Factor (End of Period)                                                               0.0000000
  A-2 Note Principal Balance (End of Period)                                                              $9,437,584.98
           A-2 Note Pool Factor (End of Period)                                                               0.0461496
  A-3 Note Principal Balance (End of Period)                                                            $237,000,000.00
           A-3 Note Pool Factor (End of Period)                                                               1.0000000
  A-4 Note Principal Balance (End of Period)                                                            $188,591,000.00
           A-4 Note Pool Factor (End of Period)                                                               1.0000000
  B Note Principal Balance (End of Period)                                                                52,256,862.33
           B Note Pool Factor (End of Period)                                                                 0.5334497
  C Note Principal Balance (End of Period)                                                               $20,942,199.95
           C Note Pool Factor (End of Period)                                                                 0.6031913
  Certificate Principal Balance (End of Period)                                                          $15,190,000.00
           Certificate Pool Factor (End of Period)                                                            1.0000000

FIXED RATE CONTRACT VALUE DECLINE                                                                        $28,256,513.63
  Pool Balance (Beg. of Collection Period)                                                              $499,545,752.18
  Pool Balance (End of Collection Period)                                                               $471,289,238.55

Fixed Rate Distribution Amount (FxDA)                                                                    $31,883,503.31
  Total Collections and Investment Income for the Period                                                 $31,883,503.31
  Negative Carry Amount                                                                                           $0.00

Fixed Rate Principal Distribution Amount  (FxPDA)                                                        $28,256,513.63

FLOATING RATE CONTRACT VALUE DECLINE                                                                      $2,578,162.05
  Pool Balance (Beg. of Collection Period)                                                               $54,835,025.21
  Pool Balance (End of Collection Period)                                                                $52,256,863.16

Floating Rate Distribution Amount (FltDA)                                                                 $2,914,110.46

Principal Allocation to Notes and Certificates
  A-1 Noteholders' Principal Distributable Amount                                                                 $0.00
  A-2 Noteholders' Principal Distributable Amount                                                        $27,023,105.64
  A-3 Noteholders' Principal Distributable Amount                                                                 $0.00
  A-4 Noteholders' Principal Distributable Amount                                                                 $0.00
  B Noteholders' Principal Distributable Amount                                                           $2,578,162.05
  C Noteholders' Principal Distributable Amount                                                           $1,233,407.99
  Certificateholders' Principal Distributable Amount                                                              $0.00

Interest Distributable Amount                                                                             $1,623,664.43
  Noteholders' Interest Distributable Amount applicable to A-1 Notes                                              $0.00
  Noteholders' Interest Distributable Amount applicable to A-2 Notes                                        $191,669.80
  Noteholders' Interest Distributable Amount applicable to A-3 Notes                                      $1,232,400.00
  Noteholders' Interest Distributable Amount applicable to A-4 Notes                                      $1,007,390.26
  Noteholders' Interest Distributable Amount applicable to B Notes                                          $273,375.26
  Noteholders' Interest Distributable Amount applicable to C Notes                                          $118,454.71
  Certificateholders' Interest Distributable Amount                                                          $81,139.92

Spread Account
  Beginning Spread Account Balance                                                                       $17,359,205.00
  Deposit to Spread Account from Pre-Funding Account                                                              $0.00
  Deposit to Spread Account from Excess Collections over Distributions                                    $1,139,481.39
  Distribution from Spread Account for Interest / Principal Shortfall                                             $0.00

  Specified Spread Account Balance                                                                       $17,359,205.00
  Ending Spread Account Balance (after distributions)                                                    $17,359,205.00

Credit Enhancement                                                                                                 3.34%
  Spread account % of Ending Pool Balance                                                                          3.32%
  Overcollateralization % of Ending Pool Balance                                                                   0.02%

Scheduled Amounts 30 - 59 days past due                                                                   $4,382,760.14
             as % of Ending Pool Balance                                                                          0.84%
Scheduled Amounts 60 days or more past due                                                                $1,783,907.77
             as % of Ending Pool Balance                                                                          0.34%
Net Losses on Liquidated Receivables                                                                         $21,295.13
             as % of Ending Pool Balance                                                                          0.00%


PART III -- SERVICING CALCULATIONS                                     16-Nov-98

1.  Sources and Uses of Collection Account
    Balance                                        Pool 1 Cutoff            Pool 1          Pool 2           Pool 3         Pool 4

FIXED RATE POOL

Wtd. Avg. APR                                            8.637%             8.637%          8.833%           8.872%           8.799%
Fixed Rate Contract Value (Beg. of
   Collection Period), by origination pool                         $207,569,907.78  $74,774,741.45   $65,765,529.45  $151,435,573.50
Fixed Rate Contract Value  (End of
   Collection Period), by origination pool      $358,115,964.52    $200,449,757.57  $71,533,539.89   $59,576,393.85  $139,729,547.24
Fixed Rate Contract Value Decline                                    $7,120,150.21   $3,241,201.56    $6,189,135.60   $11,706,026.26
                                                                             3.43%           4.33%            9.41%            7.73%
Fixed Rate Initial Pool Balance                                    $499,545,752.18
Fixed Rate Pool Balance (End of Collection
   Period)                                                         $471,289,238.55

Fixed Rate Collections and Investment Income
   for the period                                                   $31,883,503.31
Negative Carry Amount                                                        $0.00

Fixed Rate Distribution Amount (FxDA)                               $31,883,503.31
Fixed Rate Principal Distribution Amount
   (FxPDA)                                                          $28,256,513.63

Initial C Percentage                                                        4.000%
Fixed Rate Unscheduled Principal (per pool)                                  $0.00           $0.00      $430,579.30            $0.00
Total Fixed Rate Unscheduled Principal                                 $430,579.30

FLOATING RATE POOL

Floating Rate Contract Value (Beg. of
   Collection Period)                                               $54,835,025.21
Floating Rate Contract Value  (End of
   Collection Period)                                               $52,256,863.16
Floating Rate Contract Value Decline                                 $2,578,162.05

Floating Rate Distribution Amount (FltDA)                            $2,914,110.46
Floating Rate Principal Distribution
   Amount (FltPDA)                                                   $2,578,162.05

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                         $0.00
A-1 Noteholders' Principal Carryover
   Shortfall (Previous Period)                                               $0.00
A-1 Noteholders' Share of the Fixed Rate
   Principal Distribution Amount                                             0.00%
A-1 Noteholders' Principal Distributable
   Amount                                                                    $0.00

Fixed Rate Principal Distribution Amount
   Remaining                                                        $28,256,513.63
Floating  Rate Principal Distribution
   Amount Remaining                                                  $2,578,162.05

A-2 Note Beginning Principal Balance                                $36,460,690.62
A-2 Noteholders' Principal Carryover
   Shortfall (Previous Period)                                               $0.00
A-2 Noteholders' Share of the Fixed Rate
   Principal Distribution Amount                                            95.63%
A-2 Noteholders' Principal Distributable
   Amount                                                           $27,023,105.64

Fixed Rate Principal Distribution Amount
   Remaining                                                         $1,233,407.99
Floating  Rate Principal Distribution
   Amount Remaining                                                  $2,578,162.05

A-3 Note Beginning Principal Balance                               $237,000,000.00
A-3 Noteholders' Principal Carryover
   Shortfall (Previous Period)                                               $0.00
A-3 Noteholders' Share of the Fixed Rate
   Principal Distribution Amount                                             0.00%
A-3 Noteholders' Principal Distributable
   Amount                                                                    $0.00

Fixed Rate Principal Distribution Amount
   Remaining                                                         $1,233,407.99
Floating  Rate Principal Distribution
   Amount Remaining                                                  $2,578,162.05

A-4 Note Beginning Principal Balance                               $188,591,000.00
A-4 Noteholders' Principal Carryover
   Shortfall (Previous Period)                                               $0.00
A-4 Noteholders' Share of the Fixed Rate
   Principal Distribution Amount                                             0.00%
A-4 Noteholders' Principal Distributable
   Amount                                                                    $0.00

Fixed Rate Principal Distribution Amount
   Remaining                                                         $1,233,407.99
Floating  Rate Principal Distribution
   Amount Remaining                                                  $2,578,162.05

B Note Beginning Principal Balance                                  $54,835,024.38
B Noteholders' Principal Carryover
   Shortfall (Previous Period)                                               $0.00
B Noteholders' Share of the Floating Rate
   Principal Distribution Amount                                           100.00%
B Noteholders' Principal Distributable Amount                        $2,578,162.05

Fixed Rate Principal Distribution Amount
   Remaining                                                         $1,233,407.99
Floating  Rate Principal Distribution Amount
   Remaining                                                                 $0.00

C Note Beginning Principal Balance                                  $22,175,607.94
C Noteholders' Principal Carryover Shortfall
   (Previous Period)                                                         $0.00
C Noteholders' Share of the Fixed Rate &
   Floating Rate Principal Distribution
   Amounts                                                                   4.00%
C Noteholders' Principal Distributable
   Amount                                                            $1,233,407.99

Fixed Rate Principal Distribution Amount
   Remaining                                                                 $0.00
Floating  Rate Principal Distribution Amount
   Remaining                                                                 $0.00

Certificate Beginning Principal Balance                             $15,190,000.00
Certificateholders' Principal Carryover
   Shortfall (Previous Period)                                               $0.00
Certificateholders' Share of the Fixed Rate
   & Floating Rate Principal Distribution
   Amounts                                                                   0.00%
Certificateholders' Principal Distributable
   Amount                                                                    $0.00

Interest Accrued on Class A-1 Notes this period             5.6120%          $0.00
Noteholders' Interest Carryover Shortfall
   (Previous Period) applicable to A-1 Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                                 $0.00
Noteholders' Interest Distributable Amount
   applicable to A-1 Notes                                                   $0.00

Interest Accrued on Class A-2 Notes this period             5.9140%    $191,669.80
Noteholders' Interest Carryover Shortfall
   (Previous Period) applicable to A-2 Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                                 $0.00
Noteholders' Interest Distributable Amount
   applicable to A-2 Notes                                             $191,669.80

Interest Accrued on Class A-3 Notes this period             6.2400%  $1,232,400.00
Noteholders' Interest Carryover Shortfall
   (Previous Period) applicable to A-3 Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                                 $0.00
Noteholders' Interest Distributable Amount
   applicable to A-3 Notes                                           $1,232,400.00

Interest Accrued on Class A-4 Notes this period             6.4100%  $1,007,390.26
Noteholders' Interest Carryover Shortfall
   (Previous Period) applicable to A-4 Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                                 $0.00
Noteholders' Interest Distributable Amount
   applicable to A-4 Notes                                           $1,007,390.26

Interest Accrued on Class A-1, A-2, A-3 and
   A-4 Notes this period                                             $2,431,460.06
Offered Noteholders' Interest Carryover
   Shortfall (Previous Period)                                               $0.00
Interest Due (in Arrears) on above Shortfall                                 $0.00


Offered Noteholders' Interest Distributable
   Amount                                                            $2,431,460.06

Class B Notes Net Funds Cap                                               6.89235%
Class B Accrual Rate (Min(Net Funds Cap,
   1 Month Libor +20bp))                                                  5.60859%
Net Funds Cap?                                                                  NO

Interest Accrued on Class B Notes this period     1 Month Libor +      $273,375.26
Noteholders' Interest Carryover Shortfall
   (Previous Period) applicable to B Notes                                   $0.00
Interest Due (in Arrears) on above Shortfall                                 $0.00
Noteholders' Interest Distributable Amount
   applicable to B Notes                                               $273,375.26
Preliminary Class B Net Funds Cap Carryover
   Amount                                                                    $0.00

Interest Accrued on Class C Notes this period               6.4100%    $118,454.71
Noteholders' Interest Carryover Shortfall
   (Previous Period) applicable to C Notes                                   $0.00
Interest Due (in Arrears) on above Shortfall                                 $0.00
Noteholders' Interest Distributable Amount
   applicable to C Notes                                               $118,454.71

Interest Accrued on Certificates this period                6.4100%     $81,139.92
Certificateholders' Interest Carryover
   Shortfall (Previous Period)                                               $0.00
Interest Due (in Arrears) on Above Shortfall                                 $0.00
Certificateholders' Interest Distributable
   Amount                                                               $81,139.92

3.  Allocation of Fixed Rate and Floating
   Rate Distribution Amounts

a. FIXED RATE DISTRIBUTION AMOUNT (FxDA)                            $31,883,503.31

Fixed Rate Percentage of Administration
   Fee Shortfall (Previous Period)                                           $0.00
Fixed Rate Percentage of Administration
Fee Accrued during this Period                              $500.00        $150.18
Fixed Rate Percentage of Administration
Fee Paid this Period from FxDA                                             $150.18
Fixed Rate Percentage of Administration
Fee Shortfall                                                                $0.00

Total Fixed Rate Distribution Amount
Remaining                                                           $31,883,353.13

Noteholders' Interest Carryover Shortfall
(Previous Period) applicable to A-1 Notes                                    $0.00
Interest Due (in Arrears) on above
Shortfall                                                                    $0.00
Interest Accrued on Class A-1 Notes this
period                                                                       $0.00
Noteholders' Interest applicable to A-1
Notes Paid this Period from FxDA                                             $0.00
Preliminary Noteholders' Interest
Carryover Shortfall (Current Period)
applicable to A-1 Notes                                                      $0.00

Noteholders' Interest Carryover Shortfall
(Previous Period) applicable to A-2 Notes                                    $0.00
Interest Due (in Arrears) on above
Shortfall                                                                    $0.00
Interest Accrued on Class A-2 Notes this
period                                                                 $191,669.80
Noteholders' Interest applicable to A-2
Notes Paid this Period from FxDA                                       $191,669.80
Preliminary Noteholders' Interest
Carryover Shortfall (Current Period)
applicable to A-2 Notes                                                      $0.00

Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to A-3
  Notes                                                                      $0.00
Interest Due (in Arrears) on above
  Shortfall                                                                  $0.00
Interest Accrued on Class A-3 Notes this
  period                                                             $1,232,400.00
Noteholders' Interest applicable to A-3
  Notes Paid this Period from FxDA                                   $1,232,400.00
Preliminary Noteholders' Interest
  Carryover Shortfall (Current Period)
  applicable to A-3 Notes                                                    $0.00

Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to A-4
  Notes                                                                      $0.00
Interest Due (in Arrears) on above
  Shortfall                                                                  $0.00
Interest Accrued on Class A-4 Notes this
  period                                                             $1,007,390.26
Noteholders' Interest applicable to A-4
  Notes Paid this Period from FxDA                                   $1,007,390.26
Preliminary Noteholders' Interest
  Carryover Shortfall (Current Period)
  applicable to A-4 Notes                                                    $0.00

Offered Noteholders' Interest Carryover
  Shortfall (Previous Period)                                                $0.00
Interest Due (in Arrears) on above
  Shortfall                                                                  $0.00
Interest Accrued on Class A-1, A-2, A-3
  and A-4 Notes this period                                          $2,431,460.06
Offered Noteholders' Interest Paid this
  Period from FxDA                                                   $2,431,460.06
Preliminary A Noteholders' Interest
  Carryover Shortfall (Current Period)                                       $0.00

Total Fixed Rate Distribution Amount
  Remaining                                                         $29,451,893.07

Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to C Notes                                    $0.00
Interest Due (in Arrears) on above
  Shortfall                                                                  $0.00
Interest Accrued on Class C Notes this
  period                                                               $118,454.71
Noteholders' Interest applicable to C
  Notes Paid this Period from FxDA                                     $118,454.71
Preliminary Noteholders' Interest
  Carryover Shortfall (Current Period)
  applicable to C Notes                                                      $0.00

Total Fixed Rate Distribution Amount
  Remaining                                                         $29,333,438.36

A-1 Noteholders' Principal Carryover
  Shortfall (Previous Period)                                                $0.00
A-1 Noteholders' Monthly Principal
  Distributable Amount                                                       $0.00
A-1 Noteholders' Principal Distributable
  Amount Paid from FxDA                                                      $0.00
Preliminary A-1 Noteholders' Principal
  Carryover Shortfall (Current Period)                                       $0.00

Total Fixed Rate Distribution Amount
  Remaining                                                         $29,333,438.36

A-2 Noteholders' Principal Carryover
  Shortfall (Previous Period)                                                $0.00
A-2 Noteholders' Monthly Principal
  Distributable Amount                                              $27,023,105.64
A-2 Noteholders' Principal Distributable
  Amount Paid from FxDA                                             $27,023,105.64
Preliminary A-2 Noteholders' Principal
  Carryover Shortfall (Current Period)                                       $0.00

Total Fixed Rate Distribution Amount
  Remaining                                                          $2,310,332.72

A-3 Noteholders' Principal Carryover
  Shortfall (Previous Period)                                                $0.00
A-3 Noteholders' Monthly Principal
  Distributable Amount                                                       $0.00
A-3 Noteholders' Principal Distributable
  Amount Paid from FxDA                                                      $0.00
Preliminary A-3 Noteholders' Principal
  Carryover Shortfall (Current Period)                                       $0.00

Total Fixed Rate Distribution Amount
  Remaining                                                          $2,310,332.72

A-4 Noteholders' Principal Carryover
  Shortfall (Previous Period)                                                $0.00
A-4 Noteholders' Monthly Principal
  Distributable Amount                                                       $0.00
A-4 Noteholders' Principal Distributable
  Amount Paid from FxDA                                                      $0.00
Preliminary A-4 Noteholders' Principal
  Carryover Shortfall (Current Period)                                       $0.00

Total Fixed Rate Excess Distribution
  Amount                                                             $2,310,332.72

b. FLOATING  RATE DISTRIBUTION AMOUNT (FltDA)                        $2,914,110.46

Floating Rate Percentage of Administration
  Fee Shortfall (Previous Period)                                            $0.00
Floating Rate Percentage of Administration
  Fee Accrued during this Period                                            $16.49
Floating Rate Percentage of Administration
  Fee Paid this Period from FltDA                                           $16.49
Floating Rate Percentage of Administration
  Fee Shortfall                                                              $0.00

Total Floating Rate Distribution Amount
  Remaining                                                          $2,914,093.97

Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to B Notes                                    $0.00


Interest Due (in Arrears) on above Shortfall                                 $0.00
Interest Accrued on Class B Notes this period                          $273,375.26
Noteholders' Interest applicable to B
  Notes Paid this Period from FltDA                                    $273,375.26
Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to B Notes                                     $0.00

Total Floating Rate Distribution Amount Remaining                    $2,640,718.71

B Noteholders' Principal Carryover
  Shortfall (Previous Period)                                                $0.00
B Noteholders' Monthly Principal
  Distributable Amount                                               $2,578,162.05
B Noteholders' Principal Distributable
  Amount Paid from FltDA                                             $2,578,162.05
Preliminary B Noteholders' Principal
  Carryover Shortfall (Current Period)                                       $0.00

Total Floating Rate Excess Distribution
  Amount                                                                $62,556.66

c. ALLOCATION OF FIXED RATE EXCESS
   DISTRIBUTION AMOUNT                                               $2,310,332.72

Preliminary Noteholders' Interest
  Carryover Shortfall (Current Period)
  applicable to B Notes                                                      $0.00
B Noteholders' Interest Carryover
  Shortfall paid from Fx Excess DA                                           $0.00
Preliminary Noteholders' Interest
  Carryover Shortfall (Current Period)
  applicable to B Notes Remaining                                            $0.00

Preliminary B Noteholders' Principal
  Carryover Shortfall (Current Period)                                       $0.00
B Noteholders' Principal Carryover
  Shortfall paid from Fx Excess DA                                           $0.00
Preliminary B Noteholders' Principal
  Carryover Shortfall (Current Period)
  Remaining                                                                  $0.00

Remaining Fixed Rate Excess Distribution
  Amount                                                             $2,310,332.72

d. ALLOCATION OF FLOATING RATE EXCESS
   DISTRIBUTION AMOUNT                                                  $62,556.66

Preliminary A Noteholders' Interest
  Carryover Shortfall (Current Period)                                       $0.00
A Noteholders' Interest Carryover
  Shortfall paid from Flt Excess DA                                          $0.00
Preliminary A Noteholders' Interest
  Carryover Shortfall (Current Period)
  Remaining                                                                  $0.00

Preliminary Noteholders' Interest
  Carryover Shortfall (Current Period)
  applicable to C Notes                                                      $0.00
C Noteholders' Interest Carryover
  Shortfall paid from Flt Excess DA                                          $0.00
Preliminary C Noteholders' Interest
  Carryover Shortfall (Current Period)
  Remaining                                                                  $0.00

Preliminary A Noteholders' Principal
  Carryover Shortfall (Current Period)                                       $0.00
A Noteholders' Principal Carryover
  Shortfall paid from Flt Excess DA                                          $0.00
Preliminary A Noteholders' Principal
  Carryover Shortfall (Current Period)
  Remaining                                                                  $0.00

Remaining Floating Rate Excess
  Distribution Amount                                                   $62,556.66

e. ALLOCATION OF REMAINING FIXED AND
   FLOATING RATE EXCESS DISTRIBUTION
   AMOUNTS                                                           $2,372,889.38

C Noteholders' Principal Carryover
  Shortfall (Previous Period)                                                $0.00
C Noteholders' Monthly Principal
  Distributable Amount                                               $1,233,407.99
C Noteholders' Principal Distributable
  Amount Paid from Fx and Flt Excess DA                              $1,233,407.99
Preliminary C Noteholders' Principal
  Carryover Shortfall (Current Period)                                       $0.00

Total Fixed and Floating Rate Excess
  Distribution Amount Remaining                                      $1,139,481.39

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                        $0.00

New Collateral Purchased                                                     $0.00
Deposit to Spread Account                                   2.00%            $0.00
Payment to Seller                                                            $0.00

Ending Pre-Funding Account Balance                                           $0.00

Excess Pre-Funded Amount/(Payment to
  Seller)                                                                    $0.00

Adjusted Ending Pre-Funding Account
  Balance                                                                    $0.00

5.  Reconciliation of Negative Carry
    Account

Beginning Negative Carry Account Balance                 142 days            $0.00

Pre-Funded Percentage                                                       0.000%
Negative Carry Withdrawls                                                    $0.00
Cumulative Negative Carry Withdrawls                                 $4,724,734.08
Maximum Negative Carry Amount                             89 days            $0.00
Required Negative Carry Account Balance                                      $0.00
Interim Ending Negative Carry Account
  Balance                                                                    $0.00
Negative Carry Amount Released to Seller                                     $0.00

Ending Negative Carry Account Balance                                        $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                    $17,359,205.00
Deposit to Spread Account from Pre-Funding
  Account                                                                    $0.00
Deposit to Spread Account from Excess
  Collections over Distributions                                     $1,139,481.39

Distribution from Spread Account to
  Noteholders' Distr. Account                                                $0.00
Adj to Preliminary Noteholders' Interest
  Carryover Shortfall (Current Period)
  applicable to A-1 Notes                                                    $0.00
Adj to Preliminary Noteholders' Interest
  Carryover Shortfall (Current Period)
  applicable to A-2 Notes                                                    $0.00
Adj to Preliminary Noteholders' Interest
  Carryover Shortfall (Current Period)
  applicable to A-3 Notes                                                    $0.00
Adj to Preliminary Noteholders' Interest
  Carryover Shortfall (Current Period)
  applicable to A-4 Notes                                                    $0.00
Adj to Preliminary Noteholders' Interest
  Carryover Shortfall (Current Period)
  applicable to B Notes                                                      $0.00

Adj to Preliminary A-1 Noteholders'
  Principal Carryover Shortfall (Current
  Period)                                                                    $0.00
Adj to Preliminary A-2 Noteholders'
  Principal Carryover Shortfall (Current
  Period)                                                                    $0.00
Adj to Preliminary A-3 Noteholders'
  Principal Carryover Shortfall (Current
  Period)                                                                    $0.00
Adj to Preliminary A-4 Noteholders'
  Principal Carryover Shortfall (Current
  Period)                                                                    $0.00
Adj to Preliminary B Noteholders'
  Principal Carryover Shortfall (Current
  Period)                                                                    $0.00

Adj to Preliminary Noteholders' Interest
  Carryover Shortfall (Current Period)
  applicable to C Notes                                                      $0.00
Adj to Preliminary C Noteholders'
  Principal Carryover Shortfall (Current
  Period)                                                                    $0.00

Preliminary Spread Account Balance
  Remaining                                                         $18,498,686.39

Cumulative Realized Losses since
  31-August-97 (Cut-off Date)                                          $237,206.39
Are Cum. Realized Losses > 2.25% of
  Initial Pool Balance?                                      NO
12*(Realized Losses during Collection
  Period + Repos at end of Collection
  Period)                                                              $255,541.56

Is 12*Realized Losses + Unliq. Repos >
  1.65% of Beg. Pool Balance?                                NO

60 day or > Delinquent Scheduled Amounts                             $1,783,907.77
Are 60 day or > Delinquencies > 2.25% of
  Ending Pool Balance?                                       NO


Are any of the three conditions "YES"?                       NO

Preliminary A-1 Note Principal Balance
  (End of Period)                                                            $0.00
Preliminary A-2 Note Principal Balance
  (End of Period)                                                    $9,437,584.98
Preliminary A-3 Note Principal Balance
  (End of Period)                                                  $237,000,000.00
Preliminary A-4 Note Principal Balance
  (End of Period)                                                  $188,591,000.00
Preliminary B Note Principal Balance (End
  of Period)                                                        $52,256,862.33
Preliminary C Note Principal Balance (End
  of Period)                                                        $20,942,199.95
Preliminary Total Principal Balance of
  Notes  (End of Period)                                           $508,227,647.26

Specified Spread Account Balance                                     17,359,205.00

Lesser of:

(a) 2.00% of the Initial Pool Balance                       2.00%    17,359,205.00

(b) the Note Balance                                                508,227,647.26

Preliminary Spread Account Balance
  Remaining                                                         $18,498,686.39
Preliminary Excess Amount in Spread
  Account                                                            $1,139,481.39
Preliminary Shortfall Amount in Spread
  Account                                                                    $0.00

Deposit to Spread Account from Remaing
  Fixed and Floating Rate Excess
  Distribution                                                               $0.00

Spread Account Excess                                                $1,139,481.39

Ending Spread Account Balance (after
  distributions)                                                    $17,359,205.00
Net Change in Spread Account Balance                                         $0.00

7. Distribution to Class B Net Funds Cap,
   Certificate Distributions and
   Servicing Fees

Total Fixed and Floating Rate Excess
  Distribution Amount Remaining                                      $1,139,481.39

Preliminary Class B Net Funds Cap
  Carryover Amount                                                           $0.00
Preliminary Class B Net Funds Cap
  Carryover Amount Paid from Fixed and
  Floating Rate Excess                                                       $0.00
Class B Net Funds Cap Carryover Amount                                       $0.00

Total Fixed and Floating Rate Excess
  Distribution Amount Remaining                                      $1,139,481.39

Certificateholders' Interest Carryover
  Shortfall (Previous Period)                                                $0.00
Interest Due (in Arrears) on Above
  Shortfall                                                                  $0.00
Interest Accrued on Certificates this
  period                                                                $81,139.92
Certificateholders' Interest Paid from
  Fixed and Floating Rate Excess
  Distribution                                                          $81,139.92
Preliminary Certificateholders' Interest
  Carryover Shortfall (Current Period)                                       $0.00

Total Fixed and Floating Rate Excess
  Distribution Amount Remaining                                      $1,058,341.47

Certificateholders' Principal Carryover
  Shortfall (Previous Period)                                                $0.00
Certificateholders' Principal
  Distributable Amount applicable to
  current period                                                             $0.00
Certificateholders' Principal
  Distributable Amount Paid from Fixed and
  Floating Rate Excess Distrbution                                           $0.00
Preliminary Certificateholders' Principal
  Carryover Shortfall (Current Period)                                       $0.00

Total Fixed and Floating Rate Excess
  Distribution Amount Remaining                                      $1,058,341.47

Servicing Fee Shortfall (Previous Period)                                     0.00
Servicing Fees Accrued during this Period                   1.00%      $461,983.98
Servicing Fees Paid this Period from Fixed
  and Floating Rate Excess                                             $461,983.98
Adjustment to Servicing Fee                                                  $0.00
Adjustment to Excess Distribution Amount
  Remaining                                                                  $0.00
Servicing Fee Shortfall                                                      $0.00

Total Fixed and Floating Rate Excess
  Distribution Amount Remaining                                        $596,357.49

8.  Ending Balances

Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-1 Notes                                   $0.00
Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-2 Notes                                   $0.00
Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-3 Notes                                   $0.00
Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-4 Notes                                   $0.00
Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to B Notes                                     $0.00
Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to C Notes                                     $0.00
A-1 Noteholders' Principal Carryover
  Shortfall (Current Period)                                                 $0.00
A-2 Noteholders' Principal Carryover
  Shortfall (Current Period)                                                 $0.00
A-3 Noteholders' Principal Carryover
  Shortfall (Current Period)                                                 $0.00
A-4 Noteholders' Principal Carryover
  Shortfall (Current Period)                                                 $0.00
B Noteholders' Principal Carryover
  Shortfall (Current Period)                                                 $0.00
C Noteholders' Principal Carryover
  Shortfall (Current Period)                                                 $0.00
Certificateholders' Interest Carryover
  Shortfall  (Ending Balance)                                                $0.00
Certificateholders' Principal Carryover
  Shortfall  (Ending Balance)                                                $0.00

A-1 Note Principal Balance (End of Period)                                   $0.00
A-2 Note Principal Balance (End of Period)                           $9,437,584.98
A-3 Note Principal Balance (End of Period)                         $237,000,000.00
A-4 Note Principal Balance (End of Period)                         $188,591,000.00
B Note Principal Balance (End of Period)                            $52,256,862.33
C Note Principal Balance (End of Period)                            $20,942,199.95
Certificate Principal Balance (End of
  Period)                                                           $15,190,000.00
Total Principal Balance of Notes and
  Certificates (End of Period)                                     $523,417,647.26

A-1 Note Pool Factor (End of Period)               $90,000,000.00        0.0000000
A-2 Note Pool Factor (End of Period)              $204,500,000.00        0.0461496
A-3 Note Pool Factor (End of Period)              $237,000,000.00        1.0000000
A-4 Note Pool Factor (End of Period)              $188,591,000.00        1.0000000
B Note Pool Factor (End of Period)                 $97,960,250.00        0.5334497
C Note Pool Factor (End of Period)                 $34,719,000.00        0.6031913
Certificate Pool Factor (End of Period)            $15,190,000.00        1.0000000
Total Notes & Certificates Pool Factor
  (End of Period)                                                        0.6030433

Specified Spread Account Balance (after
  all distributions and adjustments)                                $17,359,205.00


CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO NOTEHOLDERS

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                               16-Nov-98

(1) Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                             $0.00
          per $1,000 original principal amount:                                                                 $0.00

    (b)   A-2 Notes:                                                                                   $27,023,105.64
           per $1,000 original principal amount:                                                              $132.14

    (c)   A-3 Notes:                                                                                            $0.00
           per $1,000 original principal amount:                                                                $0.00

    (d)   A-4 Notes:                                                                                            $0.00
           per $1,000 original principal amount:                                                                $0.00

    (e)   B Notes:                                                                                      $2,578,162.05
           per $1,000 original principal amount:                                                               $26.32

    (f)   C Notes:                                                                                      $1,233,407.99
           per $1,000 original principal amount:                                                               $35.53

    (g)   Total                                                                                        $30,834,675.68

(2) Interest on the Notes

    (a)  A-1 Notes:                                                                                             $0.00
          per $1,000 original principal amount:                                                                 $0.00

    (b)   A-2 Notes:                                                                                      $191,669.80
           per $1,000 original principal amount:                                                                $0.94

    (c)  A-3 Notes:                                                                                     $1,232,400.00
          per $1,000 original principal amount:                                                                 $5.20

    (d)  A-4 Notes:                                                                                     $1,007,390.26
          per $1,000 original principal amount:                                                                 $5.34

    (e)   B Notes:                                                                                        $273,375.26
           per $1,000 original principal amount:                                                                $2.79

    (f)  C Notes:                                                                                         $118,454.71
          per $1,000 original principal amount:                                                                 $3.41

    (g)   Total                                                                                         $2,823,290.03

(3) Pool Balance at the end of the related Collection Period                                          $523,546,101.71

(4) After giving effect to distributions on current Payment Date:

    (a) (i)   outstanding principal amount of A-1 Notes:                                                        $0.00
        (ii)  A-1 Note Pool Factor:                                                                         0.0000000

    (b) (i)   outstanding principal amount of A-2 Notes:                                                $9,437,584.98
        (ii)  A-2 Note Pool Factor:                                                                         0.0461496

    (c) (i)   outstanding principal amount of A-3 Notes:                                              $237,000,000.00
        (ii)  A-3 Note Pool Factor:                                                                         1.0000000

    (d) (i)   outstanding principal amount of A-4 Notes:                                              $188,591,000.00
        (ii)  A-4 Note Pool Factor:                                                                         1.0000000

    (e) (i)   outstanding principal amount of B Notes:                                                 $52,256,862.33
        (ii)  B Note Pool Factor:                                                                           0.5334497

    (f) (i)   outstanding principal amount of C Notes:                                                 $20,942,199.95
        (ii)  C Note Pool Factor:                                                                           0.6031913

    (g) (i)   Certificate Balance                                                                      $15,190,000.00
        (ii)  Certificate Pool Factor:                                                                      1.0000000

(5)  Amount of Servicing Fee:                                                                             $461,983.98
      perp$1,0000BeginningaofPCollectionePeriod:                                                           1.76057659

(6)  Amount of Administration Fee:                                                                            $166.67
      perp$1,0000BeginningaofPCollectionePeriod:                                                           0.00063515

(7)  Aggregate Purchase Amounts for Collection Period:                                                          $0.00

(8)  Aggregate amount of Realized Losses for the
      Collection Period:                                                                                   $21,295.13

(9)  Amount in Spread Account:                                                                         $17,359,205.00

(10)  Amount in Pre-Funding Account:                                                                            $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                           NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                         $0.00



CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO CERTIFICATEHOLDERS

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                               16-Nov-98

(1) Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                             $0.00
          per $1,000 original principal amount:                                                                 $0.00

    (b)  A-2 Notes:                                                                                    $27,023,105.64
          per $1,000 original principal amount:                                                               $132.14

    (c)  A-3 Notes:                                                                                             $0.00
          per $1,000 original principal amount:                                                                 $0.00

    (d)  A-4 Notes:                                                                                             $0.00
          per $1,000 original principal amount:                                                                 $0.00

    (e)  B Notes:                                                                                       $2,578,162.05
          per $1,000 original principal amount:                                                                $26.32

    (f)  C Notes:                                                                                       $1,233,407.99
          per $1,000 original principal amount:                                                                $35.53

    (g)  Certificates:                                                                                          $0.00
          per $1,000 original principal amount:                                                                 $0.00

    (h)  Total:                                                                                        $30,834,675.68

(2) Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                             $0.00
          per $1,000 original principal amount:                                                                 $0.00

    (b)  A-2 Notes:                                                                                       $191,669.80
          per $1,000 original principal amount:                                                                 $0.94

    (c)  A-3 Notes:                                                                                     $1,232,400.00
          per $1,000 original principal amount:                                                                 $5.20

    (d)  A-4 Notes:                                                                                     $1,007,390.26
          per $1,000 original principal amount:                                                                 $5.34

    (e)  B Notes:                                                                                         $273,375.26
          per $1,000 original principal amount:                                                                 $2.79

    (f)  C Notes:                                                                                         $118,454.71
          per $1,000 original principal amount:                                                                 $3.41

    (g)  Certificates:                                                                                     $81,139.92
          per $1,000 original principal amount:                                                                 $5.34

    (h)  Total:                                                                                         $2,631,054.69

(3) Pool Balance at end of related Collection Period:                                                 $523,546,101.71

(4) After giving effect to distributions on this Payment Date:

    (a) (i)   outstanding principal amount of A-1 Notes:                                                        $0.00
        (ii)  A-1 Note Pool Factor:                                                                         0.0000000

    (b) (i)   outstanding principal amount of A-2 Notes:                                                $9,437,584.98
        (ii)  A-2 Note Pool Factor:                                                                         0.0461496

    (c) (i)   outstanding principal amount of A-3 Notes:                                              $237,000,000.00
        (ii)  A-3 Note Pool Factor:                                                                         1.0000000

    (d) (i)   outstanding principal amount of A-4 Notes:                                              $188,591,000.00
        (ii)  A-4 Note Pool Factor:                                                                         1.0000000

    (e) (i)   outstanding principal amount of B Notes:                                                 $52,256,862.33
        (ii)  B Note Pool Factor:                                                                           0.5334497

    (f) (i)   outstanding principal amount of C Notes:                                                 $20,942,199.95
        (ii)  C Note Pool Factor:                                                                           0.6031913

    (g) (i)   Certificate Balance                                                                      $15,190,000.00
        (ii)  Certificate Pool Factor:                                                                      1.0000000

(5)  Amount of Servicing Fee:                                                                             $461,983.98
      per $1,000 Beginning of Collection Period:                                                            1.7605766

(6)  Amount of Administration Fee:                                                                            $166.67
      per $1,000 Beginning of Collection Period:                                                            0.0006352

(7)  Aggregate Purchase Amounts for Collection Period:                                                          $0.00

(8)  Aggregate amount of Realized Losses for the
      Collection Period:                                                                                   $21,295.13

(9)  Amount in Spread Account:                                                                         $17,359,205.00

(10)  Amount in Pre-Funding Account:                                                                            $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                           NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                         $0.00


CASE EQUIPMENT LOAN TRUST 1997-B

PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                               16-Nov-98

(1)  Payment of Administration Fee to Administrator:                                                          $166.67

(2)  Offered Noteholders' Interest Distributable Amount
      deposited into Note Distribution Account:                                                         $2,823,290.03

(3)  Noteholders' Principal Distributable Amount to be
      deposited into Noteholders' Distribution Account:                                                $30,834,675.68

(4)  Certificateholders' Interest Distributable Amount to be
      deposited into Certificateholders' Distribution Account:                                             $81,139.92

(5)  Certificateholders' Principal Distributable Amount to be
      deposited into Certificateholders' Distribution Account:                                                  $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                $461,983.98

(7) Release to Seller from Excess Collections over Distributions                                          $596,357.49

Check for Error                                                                                 NO ERROR
Sum of Above Distributions                                                                      $34,797,613.77
Total Distribution Amount plus Releases to Seller                                               $34,797,613.77


CASE EQUIPMENT LOAN TRUST 1997-B
SERVICER'S CERTIFICATE

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                               16-Nov-98
(1)  Total Distribution Amount:                                                                        $34,797,613.77

(2)  Administration Fee:                                                                                      $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                        $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                         $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                  $191,669.80

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                         $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                $1,232,400.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                         $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                $1,007,390.26

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                        $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                                   $273,375.26

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                          $0.00

(13)  Noteholders' Interest Distributable Amount applicable to C Notes:                                   $118,454.71

(14)  Noteholders' Interest Carryover Shortfall applicable to C Notes:                                          $0.00

(15)  Offered Noteholders' Interest Distributable Amount'                                               $2,823,290.03
       deposited into Note Distribution Account:

(16)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                  $0.00

(17)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                0.00%

(18)  A-1 Noteholders' Principal Carryover Shortfall:                                                           $0.00

(19)  A-1 Noteholders' Principal Distributable Amount:                                                          $0.00

(20)  A-2 Noteholders' Monthly Principal Distributable Amount:                                         $27,023,105.64

(21)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                              95.63%

(22)  A-2 Noteholders' Principal Carryover Shortfall:                                                           $0.00

(23)  A-2 Noteholders' Principal Distributable Amount:                                                 $27,023,105.64

(24)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                  $0.00

(25)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                               0.00%

(26)  A-3 Noteholders' Principal Carryover Shortfall:                                                           $0.00

(27)  A-3 Noteholders' Principal Distributable Amount:                                                          $0.00

(28)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                  $0.00

(29)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                0.00%

(30)  A-4 Noteholders' Principal Carryover Shortfall:                                                           $0.00

(31)  A-4 Noteholders' Principal Distributable Amount:                                                          $0.00

(32)  B Noteholders' Monthly Principal Distributable Amount:                                            $2,578,162.05

(33)  % of Floating Rate Principal Distribution Amount applicable to B Noteholders                            100.00%

(34)  B Noteholders' Principal Carryover Shortfall:                                                             $0.00

(35)  B Noteholders' Principal Distributable Amount:                                                    $2,578,162.05

(36)  C Noteholders' Monthly Principal Distributable Amount:                                            $1,233,407.99

(37)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to C Noteholders                 4.00%

(38)  C Noteholders' Principal Carryover Shortfall:                                                             $0.00

(39)  C Noteholders' Principal Distributable Amount:                                                    $1,233,407.99

(40)  Noteholders' Principal Distribution Amount:                                                      $30,834,675.68

(41)  Noteholders' Distributable Amount:                                                               $33,657,965.71

(42)  Deposit to Spread Account (from excess collections):                                              $1,139,481.39

(43)  Specified Spread Account Balance (after all distributions and adjustments) :                     $17,359,205.00
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                              $17,359,205.00


    (b) the Note Balance                                                                              $508,227,647.26

(44)  Spread Account Balance over the Specified Spread Account Balance:                                 $1,139,481.39

(45) Class B Net Funds Cap Carryover Amount paid from Excess                                                    $0.00


(46) Ending Class B Net Funds Cap Carryover Amount                                                              $0.00

(47)  Certificateholders' Interest Distributable Amount:                                                   $81,139.92

(48)  Certificateholders' Interest Carryover Shortfall:                                                         $0.00

(49)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificat holders             0.00%

(50) Certificateholders' Principal Distributable Amount applicable to current period                            $0.00

(51)  Certificateholders' Principal Carryover Shortfall:                                                        $0.00

(52)  Certificateholders' Principal Distributable Amount:                                                       $0.00

(53)  Certificateholders' Distributable Amount:                                                            $81,139.92

(54)  Servicing Fee:                                                                                      $461,983.98

(55)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                 $596,357.49
    (b) Release of Excess Amount in Negative Carry Account                                                      $0.00

(56) Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                          $0.00

(57) Pool Balance as of the opening of business on the first day of
      the Collection Period in which the Payment Date occurs:                                         $554,380,777.39

(58) After giving effect to all distributions on such Payment Date:
      Outstanding Principal Balance of A-1 Notes:                                                               $0.00
      A-1 Note Pool Factor:                                                                                 0.0000000

      Outstanding Principal Balance of A-2 Notes:                                                       $9,437,584.98
      A-2 Note Pool Factor:                                                                                 0.0461496

      Outstanding Principal Balance of A-3 Notes:                                                     $237,000,000.00
      A-3 Note Pool Factor:                                                                                 1.0000000

      Outstanding Principal Balance of A-4 Notes:                                                     $188,591,000.00
      A-4 Note Pool Factor:                                                                                 1.0000000

      Outstanding Principal Balance of B Notes:                                                        $52,256,862.33
      B Note Pool Factor:                                                                                   0.5334497

      Outstanding Principal Balance of C Notes:                                                        $20,942,199.95
      C Note Pool Factor:                                                                                   0.6031913

      Outstanding Principal Balance of the Certificates:                                               $15,190,000.00
      Certificate Pool Factor:                                                                              1.0000000

(59)  Aggregate Purchase Amounts for related Collection Period:                                                 $0.00

(60)  Aggregate Amount of Realized Losses for the related Collection Period:                               $21,295.13

(61)  Spread Account Balance after giving effect to all distributions:                                 $17,359,205.00

CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15,2005   NPV Data Input Section
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005     Scheduled cash flows as of the indicated cutoff date
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005      Row 0 is total delinquent amount valued without discounting

Prepared by  Shawn Ostrowski  (414) 636-5284

                                        05-Nov-98        05-Nov-98       05-Nov-98       05-Nov-98      05-Nov-98
                                   --------------     ------------    ------------    ------------     ----------
                                           Pool 1           Pool 2          Pool 3          Pool 4         Pool 5
                            0        3,122,775.64     1,008,234.52      806,692.97      561,292.97       3,454.84
                            1       17,601,924.77     2,228,041.58    2,648,590.93    1,277,540.98      17,807.09
                            2       20,266,671.97     3,758,862.25    2,766,251.57    1,532,672.68      31,844.83
                            3        7,093,218.39     7,573,773.60    2,292,789.37    1,097,806.51      29,548.48
                            4        3,783,423.43     4,367,302.20    7,803,606.51    1,318,787.65      15,763.69
                            5        3,318,671.40     1,468,598.83    5,224,445.18    4,052,694.40      36,107.16
                            6        3,136,447.55     1,478,915.99    1,558,530.39    2,505,368.54      75,852.17
                            7        3,160,131.45     1,328,154.40    1,491,938.25    1,007,365.95      17,697.34
                            8        3,564,417.66     1,431,427.61    1,571,199.84      984,366.24       4,194.05
                            9        3,858,648.78     1,636,987.58    1,749,355.51    1,031,130.58      29,548.48
                           10        5,232,503.64     1,829,174.30    2,074,579.08    1,160,095.76      31,844.83
                           11        3,838,549.41     1,399,070.98    1,681,967.50    1,172,449.80      15,763.69
                           12        4,543,566.51     1,660,809.29    1,594,424.34    1,041,706.28      36,413.95
                           13       17,330,547.20     2,132,505.01    2,543,416.99    1,205,137.98      17,807.09
                           14       19,643,289.10     3,716,296.27    2,698,637.15    1,358,744.03      31,844.83
                           15        7,066,968.53     7,425,046.57    2,249,652.68    1,059,966.75      29,548.48
                           16        3,407,171.94     4,228,934.86    7,658,576.18    1,279,946.01      15,763.69
                           17        2,979,997.70     1,496,690.66    5,066,109.51    3,948,873.52      36,107.16
                           18        2,873,497.23     1,343,623.77    1,409,079.58    2,458,797.52      47,489.16
                           19        2,874,334.96     1,191,559.13    1,347,190.31      968,508.89      17,697.34
                           20        3,189,967.91     1,303,463.17    1,397,758.51      944,617.69       4,194.05
                           21        3,547,127.32     1,518,560.92    1,567,223.40      980,586.47      29,548.48
                           22        4,742,163.78     1,676,382.39    1,900,923.46    1,120,585.71      31,844.83
                           23        3,500,280.40     1,240,007.80    1,513,801.97    1,096,907.79      15,763.69
                           24        4,173,004.70     1,515,583.38    1,432,825.00      978,264.69      36,413.95
                           25       16,558,940.98     1,954,180.81    2,338,562.88    1,123,546.43      17,807.09
                           26       18,560,354.73     3,532,644.17    2,478,051.20    1,285,053.07      31,844.83
                           27        6,110,624.38     7,013,116.78    2,076,362.45    1,017,620.98      29,548.48
                           28        2,670,726.95     3,896,155.89    7,392,926.19    1,213,948.03      15,763.69
                           29        2,267,345.93     1,052,879.85    4,625,070.00    3,766,345.81      36,107.16
                           30        2,142,131.62     1,019,123.00    1,117,004.47    2,268,504.93      39,902.17
                           31        2,101,776.17       875,648.72    1,007,212.61      776,158.89      14,618.07
                           32        2,298,456.85       983,430.42    1,033,563.00      759,886.25       4,194.05
                           33        2,744,838.08     1,163,066.78    1,178,313.04      806,084.18      29,548.48
                           34        3,782,855.39     1,231,372.28    1,372,497.43      931,024.64      31,844.83
                           35        2,654,595.73       894,626.82    1,109,452.36      892,370.82      15,763.69
                           36        3,209,765.32     1,154,557.70    1,026,925.48      786,065.03      36,413.95
                           37       14,096,573.85     1,377,506.23    1,776,738.96      881,310.44      15,763.69
                           38       14,480,450.83     2,984,467.97    1,807,508.14    1,039,465.91      31,844.83
                           39        4,338,477.86     4,982,777.29    1,570,595.39      842,428.31      29,548.48
                           40        1,434,663.72     2,649,568.89    5,056,000.72    1,044,122.19      15,763.69
                           41        1,043,079.20       501,207.92    3,022,972.47    3,151,117.53      36,107.16
                           42          924,060.42       380,884.65      679,598.14    1,542,952.16      36,400.10
                           43          881,334.09       334,453.57      365,782.61      288,441.72      14,013.10
                           44        1,041,711.48       356,960.30      400,322.23      244,063.02       3,589.08
                           45        1,239,710.48       515,283.91      547,839.48      307,934.14      28,943.51
                           46        2,237,394.53       599,219.20      563,146.13      392,564.21      15,158.72
                           47        1,448,037.30       355,373.79      426,017.56      322,186.20      15,158.72
                           48        1,872,324.12       536,569.78      389,150.79      273,708.46      35,808.98
                           49       10,822,160.72       607,660.91      772,190.07      311,650.19      15,158.72
                           50       11,206,749.74     2,169,895.20    1,077,523.71      478,600.02      15,158.72
                           51        2,775,281.07     3,360,921.04    1,011,904.03      297,638.52      28,943.51
                           52          401,515.91     1,363,448.80    3,670,194.20      522,611.10      15,158.72
                           53          206,667.51       166,033.22    1,719,494.21    1,878,605.14      35,502.19
                           54           88,543.79        56,229.44      117,032.49      749,815.55      35,808.98
                           55           21,078.16         8,922.70      103,879.14       80,674.31      24,208.81
                           56           33,148.80        20,459.18       63,079.26        2,190.77           0.00
                           57          150,184.51        68,999.39       22,211.70       19,828.82           0.00
                           58          120,657.01        32,189.86       31,394.35       65,419.72           0.00
                           59          135,835.91         7,144.08       17,979.75       21,738.25           0.00
                           60          159,188.60        31,367.97            0.00       20,654.60           0.00
                           61          457,841.08        64,233.80       56,987.58        1,253.18           0.00
                           62          261,767.33       463,240.88       23,920.99       13,253.17           0.00
                           63                0.00       190,529.57       38,491.14        1,253.18           0.00
                           64                0.00             0.00      139,928.13       93,127.58           0.00
                           65                0.00             0.00            0.00      146,039.51           0.00
                           66                0.00             0.00            0.00            0.00           0.00
                           67                0.00             0.00            0.00            0.00           0.00
                           68                0.00             0.00            0.00            0.00           0.00
                           69                0.00             0.00            0.00            0.00           0.00
                           70                0.00             0.00            0.00            0.00           0.00
                           71                0.00             0.00            0.00            0.00           0.00
                           72                0.00             0.00            0.00            0.00           0.00
                           73                0.00             0.00            0.00            0.00           0.00

Total Time Balance
of Scheduled Cash Flows            294,830,151.52   108,914,359.82  116,277,390.66   66,805,472.35   1,411,259.55


CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Prepared by Shawn Ostrowski  (414) 636-5284                                     11/8/98
Scheduled Payment Date                                                                               15-Nov-98
Actual Payment Date                                                                                  16-Nov-98
Collection Period Begin Date                                                                         06-Oct-98
Collection Period End Date                                                    31-Jan-98              05-Nov-98
Days in accrual period (30/360)                                                                             30
Days in accrual period (ACT/360)                                                                            32

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                     $18,766,180.31

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                              $0.00
    Government obligors                                                                                  $0.00
          Total Warranty Repurchases                                                                     $0.00

Total Collections For The Period                                                                $18,766,180.31

    Pool Balance (Beg. of Collection Period)                                                   $517,740,169.23
    Pool Balance (End of Collection Period)                                                    $502,789,604.60

Total Collection                                                                                $18,766,180.31
Negative Carry Withdrawls                                                                                $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                             $122,632.73
Pre-Funding Account Reinvestment Income                                                                  $0.00

    Total Distribution Amount                                                                   $18,888,813.04

MISCELLANEOUS DATA

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                      $1,643,068.23
    Scheduled Amounts 60 days or more past due                                                     $504,802.35
    Net Losses on Liquidated Receivables                                                             $4,977.09
    Number of Loans at Beginning of Period                                                              15,048
    Number of Loans at End of Period                                                                    14,823
    Repossessed Equipment not Sold or Reassigned (Beginning)                                             $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                   $0.00

    Pre-Funding Account Reinvestment Income                                                              $0.00


CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Actual Payment Date                                                                                  16-Nov-98
Collection Period Begin Date                                                                         06-Oct-98
Collection Period End Date                                                                           05-Nov-98

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                        $517,740,169.23
    A-1 Note Beginning Principal Balance                                                                 $0.00
    A-2 Note Beginning Principal Balance                                                       $159,893,562.46
    A-3 Note Beginning Principal Balance                                                       $145,750,000.00
    A-4 Note Beginning Principal Balance                                                       $180,449,000.00
    B Note Beginning Principal Balance                                                          $20,709,606.77
    Certificate Beginning Principal Balance                                                     $10,938,000.00

Total Principal Balance of Notes and Certificates (End of Period)                              $502,789,604.60
    A-1 Note Principal Balance (End of Period)                                                           $0.00
                             A-1 Note Pool Factor (End of Period)                                    0.0000000
    A-2 Note Principal Balance (End of Period)                                                 $145,541,020.42
                             A-2 Note Pool Factor (End of Period)                                    0.7629936
    A-3 Note Principal Balance (End of Period)                                                 $145,750,000.00
                             A-3 Note Pool Factor (End of Period)                                    1.0000000
    A-4 Note Principal Balance (End of Period)                                                 $180,449,000.00
                             A-4 Note Pool Factor (End of Period)                                    1.0000000
    B Note Principal Balance (End of Period)                                                    $20,111,584.18
                             B Note Pool Factor (End of Period)                                      0.8044634
    Certificate Principal Balance (End of Period)                                               $10,938,000.00
                             Certificate Pool Factor (End of Period)                                 1.0000000

COLLATERAL VALUE DECLINE                                                                        $14,950,564.63
    Pool Balance (Beg. of Collection Period)                                                   $517,740,169.23
    Pool Balance (End of Collection Period)                                                    $502,789,604.60

Total Distribution Amount (TDA)                                                                 $18,888,813.04
    Total Collections and Investment Income for the Period                                      $18,888,813.04
    Negative Carry Withdrawls                                                                            $0.00

Principal Distribution Amount  (PDA)                                                            $14,950,564.63

Principal Allocation to Notes and Certificates                                                  $14,950,564.63
    A-1 Noteholders' Principal Distributable Amount                                                      $0.00
    A-2 Noteholders' Principal Distributable Amount                                             $14,352,542.04
    A-3 Noteholders' Principal Distributable Amount                                                      $0.00
    A-4 Noteholders' Principal Distributable Amount                                                      $0.00
    B Noteholders' Principal Distributable Amount                                                  $598,022.59
    Certificateholders' Principal Distributable Amount                                                   $0.00

Interest Distributable Amount                                                                    $2,525,285.47
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                   $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                             $794,777.60
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                             $697,170.83
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                             $876,681.39
    Noteholders' Interest Distributable Amount applicable to B Notes                               $102,512.55
    Certificateholders' Interest Distributable Amount                                               $54,143.10

Spread Account
    Beginning Spread Account Balance                                                            $12,499,977.37
    Deposit to Spread Account from Pre-Funding Account                                                   $0.00
    Deposit to Spread Account from Excess Collections over Distributions                         $1,466,939.37
    Distribution from Spread Account for Interest / Principal Shortfall                                  $0.00

    Specified Spread Account Balance                                                            $12,499,977.37
    Ending Spread Account Balance (after distributions)                                         $12,499,977.37

Credit Enhancement                                                                                        2.49%
    Spread account % of Ending Pool Balance                                                               2.49%
    Overcollateralization % of Ending Pool Balance                                                        0.00%

Scheduled Amounts 30 - 59 days past due                                                          $1,643,068.23
                             as % of Ending Pool Balance                                                  0.33%
Scheduled Amounts 60 days or more past due                                                         $504,802.35
                             as % of Ending Pool Balance                                                  0.10%
Net Losses on Liquidated Receivables                                                                 $4,977.09
                             as % of Ending Pool Balance                                                  0.00%


PART III -- SERVICING CALCULATIONS                         16-Nov-98

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE            Pool 1         Pool 2            Pool 3          Pool 4         Pool 5


Wtd. Avg. APR                                                 8.758%         8.597%            8.491%          9.174%         9.428%
Contract Value (Beg. of Collection Period), by
origination pool                                     $260,758,846.79  $95,610,775.45  $102,148,252.02  $58,044,674.52  $1,177,620.45
Contract Value  (End of Collection Period), by
origination pool                                     $252,279,866.74  $93,413,833.91   $99,687,305.30  $56,256,437.33  $1,152,161.32
Contract Value Decline                                 $8,478,980.05   $2,196,941.54    $2,460,946.72   $1,788,237.19     $25,459.13
                                                               3.25%           2.30%            2.41%           3.08%          2.16%
Initial Pool Balance                                 $624,998,868.47
Pool Balance (End of Collection Period)              $502,789,604.60

Collections and Investment Income for the period      $18,888,813.04
Negative Carry Withdrawls                                      $0.00

Total Distribution Amount (TDA)                       $18,888,813.04
Principal Distribution Amount  (PDA)                  $14,950,564.63

Initial B Percentage                                          4.000%
Unscheduled Principal (per pool)                       $2,755,476.47     $309,783.58      $615,803.54     $600,557.56
Total Unscheduled Principal                            $4,281,621.15

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

A-1 Note Beginning Principal Balance                           $0.00
A-1 Noteholders' Principal Carryover Shortfall
(Previous Period)                                              $0.00
A-1 Noteholders' Share of the Principal Distribution
Amount                                                         0.00%
Preliminary A-1 Noteholders' Principa; Distributable
Amount                                                         $0.00
One-Time Excess Prefunding Account Payment                     $0.00
A-1 Noteholders' Principal Distributable Amount                $0.00

Principal Distribution Amount Remaining               $14,950,564.63

A-2 Note Beginning Principal Balance                 $159,893,562.46
A-2 Noteholders' Principal Carryover Shortfall
(Previous Period)                                              $0.00
A-2 Noteholders' Share of the Principal Distribution
Amount                                                        96.00%
A-2 Noteholders' Principal Distributable Amount       $14,352,542.04

Principal Distribution Amount Remaining                  $598,022.59

A-3 Note Beginning Principal Balance                 $145,750,000.00
A-3 Noteholders' Principal Carryover Shortfall
(Previous Period)                                              $0.00
A-3 Noteholders' Share of the Principal Distribution
Amount                                                         0.00%
A-3 Noteholders' Principal Distributable Amount                $0.00

Principal Distribution Amount Remaining                  $598,022.59

A-4 Note Beginning Principal Balance                 $180,449,000.00
A-4 Noteholders' Principal Carryover Shortfall
(Previous Period)                                              $0.00
A-4 Noteholders' Share of the Principal Distribution
Amount                                                         0.00%
A-4 Noteholders' Principal Distributable Amount                $0.00

Principal Distribution Amount Remaining                  $598,022.59

B Note Beginning Principal Balance                    $20,709,606.77
B Noteholders' Principal Carryover Shortfall
(Previous Period)                                              $0.00
B Noteholders' Share of the Principal Distribution
Amount                                                         4.00%
B Noteholders' Principal Distributable Amount            $598,022.59

Principal Distribution Amount Remaining                        $0.00

Certificate Beginning Principal Balance               $10,938,000.00
Certificateholders' Principal Carryover Shortfall
(Previous Period)                                              $0.00
Certificateholders' Share of the Principal
Distribution Amount                                            0.00%
Certificateholders' Principal Distributable Amount             $0.00

Interest Accrued on Class A-1 Notes this period                $0.00
Noteholders' Interest Carryover Shortfall (Previous
Period) applicable to A-1 Notes                               $0.00
Interest Due (in Arrears) on above Shortfall                  $0.00
Noteholders' Interest Distributable Amount applicable
to A-1 Notes                                                  $0.00

Interest Accrued on Class A-2 Notes this period         $794,777.60
Noteholders' Interest Carryover Shortfall (Previous
Period) applicable to A-2 Notes                               $0.00
Interest Due (in Arrears) on above Shortfall                  $0.00
Noteholders' Interest Distributable Amount applicable
to A-2 Notes                                            $794,777.60

Interest Accrued on Class A-3 Notes this period         $697,170.83
Noteholders' Interest Carryover Shortfall (Previous
Period) applicable to A-3 Notes                               $0.00
Interest Due (in Arrears) on above Shortfall                  $0.00
Noteholders' Interest Distributable Amount applicable
to A-3 Notes                                            $697,170.83

Interest Accrued on Class A-4 Notes this period         $876,681.39
Noteholders' Interest Carryover Shortfall (Previous
Period) applicable to A-4 Notes                               $0.00
Interest Due (in Arrears) on above Shortfall                  $0.00
Noteholders' Interest Distributable Amount applicable
to A-4 Notes                                            $876,681.39

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes
this period                                           $2,368,629.82
Offered Noteholders' Interest Carryover Shortfall
(Previous Period)                                             $0.00
Interest Due (in Arrears) on above Shortfall                  $0.00
Offered Noteholders' Interest Distributable Amount    $2,368,629.82


Interest Accrued on Class B Notes this period                                                                      $102,512.55
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                                   $102,512.55

Interest Accrued on Certificates this period                                                                        $54,143.10
Certificateholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
Interest Due (in Arrears) on Above Shortfall                                                                             $0.00
Certificateholders' Interest Distributable Amount                                                                   $54,143.10

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                                                                              $18,888,813.04

Administration Fee Shortfall (Previous Period)                                                                           $0.00
Administration Fee Accrued during this Period                                                                          $166.67
Administration Fee Paid this Period from TDA                                                                           $166.67
Administration Fee Shortfall                                                                                             $0.00

Total Distribution Amount Remaining                                                                             $18,888,646.37

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class A-1 Notes this period                                                                          $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                  $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                           $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class A-2 Notes this period                                                                    $794,777.60
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                            $794,777.60
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                           $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class A-3 Notes this period                                                                    $697,170.83
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                            $697,170.83
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                           $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class A-4 Notes this period                                                                    $876,681.39
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                            $876,681.39
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                           $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                $2,368,629.82
Offered Noteholders' Interest Paid this Period from TDA                                                          $2,368,629.82
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                 $0.00

Total A Noteholders' Principal Carryover Shortfall                                                                       $0.00

Total Distribution Amount Remaining                                                                             $16,520,016.55

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on B Notes this period                                                                            $102,512.55
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                              $102,512.55
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                             $0.00

Total Distribution Amount Remaining                                                                             $16,417,504.00

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                                  $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                            $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

Total Distribution Amount Remaining                                                                             $16,417,504.00

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                         $14,352,542.04
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                   $14,352,542.04
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

Total Distribution Amount Remaining                                                                              $2,064,961.96

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                                  $0.00
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                            $0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

Total Distribution Amount Remaining                                                                              $2,064,961.96

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
A-4 Noteholders' Monthly Principal Distributable Amount                                                                  $0.00
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                            $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

Total Distribution Amount Remaining                                                                              $2,064,961.96



B Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
B Noteholders' Monthly Principal Distributable Amount                                                              $598,022.59
B Noteholders' Principal Distributable Amount Paid from TDA                                                        $598,022.59
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Excess Distribution Amount Remaining                                                                       $1,466,939.37

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                                                                    $0.00

New Collateral Purchased                                                                                                 $0.00
Deposit to Spread Account                                                                                                $0.00
Payment to Seller                                                                                                        $0.00
Payment to Class A-1 after Funding is Complete                                                                           $0.00

Ending Pre-Funding Account Balance                                                                                       $0.00

Excess Pre-Funded Amount/(Payment to Sellers)                                                                            $0.00

Adjusted Ending Pre-Funding Account Balance                                                                              $0.00

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                                                                 $0.00
Negative Carry                                                                                                        3.209816%
Number of Days Remaining                                                                                                 0 days

Pre-Funded Percentage                                                                                                    0.000%
Negative Carry Withdrawls                                                                                                $0.00
Cumulative Negative Carry Withdrawls                                                                             $4,595,626.41
Maximum Negative Carry Amount                                                                                            $0.00
Required Negative Carry Account Balance                                                                                  $0.00
Interim Ending Negative Carry Account Balance                                                                            $0.00
Negative Carry Amount Released to Seller                                                                                 $0.00

Ending Negative Carry Account Balance                                                                                    $0.00

6.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                                                                $12,499,977.37
Deposit to Spread Account from Pre-Funding Account                                                                       $0.00
Deposit to Spread Account from Excess Collections over Distributions                                             $1,466,939.37

Distribution from Spread Account to Noteholders' Distr. Account                                                          $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                    $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                    $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                    $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                    $0.00

Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                      $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00

Preliminary Spread Account Balance Remaining                                                                    $13,966,916.74

Cumulative Realized Losses since 31-January-98 (Cut-off Date)                                                       $45,438.64
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                   $59,725.08
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?
60 day or > Delinquent Scheduled Amounts                                                                           $504,802.35
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?
Are any of the three conditions "YES"?

Preliminary A-1 Note Principal Balance (End of Period)                                                                   $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                         $145,541,020.42
Preliminary A-3 Note Principal Balance (End of Period)                                                         $145,750,000.00
Preliminary A-4 Note Principal Balance (End of Period)                                                         $180,449,000.00
Preliminary B Note Principal Balance (End of Period)                                                            $20,111,584.18
Preliminary Total Principal Balance of Notes  (End of Period)                                                  $491,851,604.60

Specified Spread Account Balance                                                                                 12,499,977.37
Lesser of:
(a) 2.00% of the Initial Pool Balance                                                                            12,499,977.37

(b) the Note Balance                                                                                             491,851,604.60


Preliminary Spread Account Balance Remaining                                                                    $13,966,916.74
Preliminary Excess Amount in Spread Account                                                                      $1,466,939.37
Preliminary Shortfall Amount in Spread Account                                                                           $0.00

Deposit to Spread Account from Remaing Excess Distribution                                                               $0.00

Spread Account Excess                                                                                            $1,466,939.37

Ending Spread Account Balance (after distributions)                                                             $12,499,977.37
Net Change in Spread Account Balance                                                                                     $0.00

Total Excess Distribution Amount Remaining                                                                       $1,466,939.37

Certificateholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
Interest Due (in Arrears) on Above Shortfall                                                                             $0.00
Interest Accrued on Certificates this period                                                                        $54,143.10
Certificateholders' Interest Paid from Excess Distribution                                                          $54,143.10
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                            $0.00

Total Excess Distribution Amount Remaining                                                                       $1,412,796.27

Certificateholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
Certificateholders' Principal Distributable Amount applicable to current period                                          $0.00
Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                  $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                           $0.00

Total Excess Distribution Amount Remaining                                                                       $1,412,796.27

Servicing Fee Shortfall (Previous Period)                                                                                $0.00
Servicing Fees Accrued during this Period                                                                          $431,450.14
Adjustment to Servicing Fee                                                                                              $0.00
Adjustment to Excess Distribution Amount Remaining                                                                       $0.00
Servicing Fees Paid this Period from Excess Distribution                                                           $431,450.14
Servicing Fee Shortfall                                                                                                  $0.00

Total Excess Distribution Amount Remaining                                                                         $981,346.13

7.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                         $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                       $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                      $0.00

A-1 Note Principal Balance (End of Period)                                                                               $0.00
A-2 Note Principal Balance (End of Period)                                                                     $145,541,020.42
A-3 Note Principal Balance (End of Period)                                                                     $145,750,000.00
A-4 Note Principal Balance (End of Period)                                                                     $180,449,000.00
B Note Principal Balance (End of Period)                                                                        $20,111,584.18
Certificate Principal Balance (End of Period)                                                                   $10,938,000.00
Total Principal Balance of Notes and Certificates (End of Period)                                              $502,789,604.60

A-1 Note Pool Factor (End of Period)                                                                                 0.0000000
A-2 Note Pool Factor (End of Period)                                                                                 0.7629936
A-3 Note Pool Factor (End of Period)                                                                                 1.0000000
A-4 Note Pool Factor (End of Period)                                                                                 1.0000000
B Note Pool Factor (End of Period)                                                                                   0.8044634
Certificate Pool Factor (End of Period)                                                                              1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                                               0.8044634

Specified Spread Account Balance (after all distributions and adjustments)                                      $12,499,977.37


CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO NOTEHOLDERS

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                                            16-Nov-98

(1) Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                                          $0.00
         per $1,000 original principal amount:                                                                               $0.00

    (b)   A-2 Notes:                                                                                                $14,352,542.04
          per $1,000 original principal amount:                                                                             $75.24

    (c)   A-3 Notes:                                                                                                         $0.00
          per $1,000 original principal amount:                                                                              $0.00

    (d)   A-4 Notes:                                                                                                         $0.00
          per $1,000 original principal amount:                                                                              $0.00

    (e)   B Notes:                                                                                                     $598,022.59
          per $1,000 original principal amount:                                                                             $23.92

    (f)   Total                                                                                                     $14,950,564.63

(2) Interest on the Notes

    (a)  A-1 Notes:                                                                                                          $0.00
         per $1,000 original principal amount:                                                                               $0.00

    (b)   A-2 Notes:                                                                                                   $794,777.60
          per $1,000 original principal amount:                                                                              $4.17

    (c)  A-3 Notes:                                                                                                    $697,170.83
         per $1,000 original principal amount:                                                                               $4.78

    (d)  A-4 Notes:                                                                                                    $876,681.39
         per $1,000 original principal amount:                                                                               $4.86

    (e)  B Notes:                                                                                                      $102,512.55
         per $1,000 original principal amount:                                                                               $4.10

    (f)   Total                                                                                                      $2,471,142.37

(3) Pool Balance at the end of the related Collection Period                                                       $502,789,604.60

(4) After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                                      $0.00
         (ii)  A-1 Note Pool Factor:                                                                                     0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                            $145,541,020.42
         (ii)  A-2 Note Pool Factor:                                                                                     0.7629936

    (c) (i)  outstanding principal amount of A-3 Notes:                                                            $145,750,000.00
         (ii)  A-3 Note Pool Factor:                                                                                     1.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                                            $180,449,000.00
         (ii)  A-4 Note Pool Factor:                                                                                     1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                                               $20,111,584.18
         (ii)  B Note Pool Factor:                                                                                       0.8044634

    (f) (i)  Certificate Balance                                                                                    $10,938,000.00
         (ii)  Certificate Pool Factor:                                                                                  1.0000000

(5)  Amount of Servicing Fee:                                                                                          $431,450.14
         per $1,000 Beginning of Collection Period:                                                                     1.65459445

(6)  Amount of Administration Fee:                                                                                         $166.67
         per $1,000 Beginning of Collection Period:                                                                     0.00063916

(7)  Aggregate Purchase Amounts for Collection Period:                                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                             $4,977.09

(9)  Amount in Spread Account:                                                                                      $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                        NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                      $0.00


CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO CERTIFICATEHOLDERS

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                                            16-Nov-98

(1) Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                                          $0.00
         per $1,000 original principal amount:                                                                               $0.00

    (b)  A-2 Notes:                                                                                                 $14,352,542.04
         per $1,000 original principal amount:                                                                              $75.24

    (c)  A-3 Notes:                                                                                                          $0.00
         per $1,000 original principal amount:                                                                               $0.00

    (d)  A-4 Notes:                                                                                                          $0.00
         per $1,000 original principal amount:                                                                               $0.00

    (e)  B Notes:                                                                                                      $598,022.59
         per $1,000 original principal amount:                                                                              $23.92

    (f)  Certificates:                                                                                                       $0.00
         per $1,000 original principal amount:                                                                               $0.00

    (g)  Total:                                                                                                     $14,950,564.63

(2) Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                                          $0.00
         per $1,000 original principal amount:                                                                               $0.00

    (b)  A-2 Notes:                                                                                                    $794,777.60
         per $1,000 original principal amount:                                                                               $4.17

    (c)  A-3 Notes:                                                                                                    $697,170.83
         per $1,000 original principal amount:                                                                               $4.78

    (d)  A-4 Notes:                                                                                                    $876,681.39
         per $1,000 original principal amount:                                                                               $4.86

    (e)  B Notes:                                                                                                      $102,512.55
         per $1,000 original principal amount:                                                                               $4.10

    (f)  Certificates:                                                                                                  $54,143.10
         per $1,000 original principal amount:                                                                               $4.95

    (g)  Total:                                                                                                      $2,525,285.47

(3)  Pool Balance at end of related Collection Period:                                                             $502,789,604.60

(4) After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                                      $0.00
         (ii)  A-1 Note Pool Factor:                                                                                     0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                            $145,541,020.42
         (ii)  A-2 Note Pool Factor:                                                                                     0.7629936

    (c) (i)  outstanding principal amount of A-3 Notes:                                                            $145,750,000.00
         (ii)  A-3 Note Pool Factor:                                                                                     1.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                                            $180,449,000.00
         (ii)  A-4 Note Pool Factor:                                                                                     1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                                               $20,111,584.18
         (ii)  C Note Pool Factor:                                                                                       0.8044634

    (f) (i)  Certificate Balance                                                                                    $10,938,000.00
         (ii)  Certificate Pool Factor:                                                                                  1.0000000

(5)  Amount of Servicing Fee:                                                                                          $431,450.14
         per $1,000 Beginning of Collection Period:                                                                      1.6545945

(6)  Amount of Administration Fee:                                                                                         $166.67
         per $1,000 Beginning of Collection Period:                                                                      0.0006392

(7)  Aggregate Purchase Amounts for Collection Period:                                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                             $4,977.09

(9)  Amount in Spread Account:                                                                                      $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                       NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                      $0.00


CASE EQUIPMENT LOAN TRUST 1998-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                                            16-Nov-98

(1)  Payment of Administration Fee to Administrator:                                                                       $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                    $2,471,142.37

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                           $14,950,564.63

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                        $54,143.10

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                             $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                             $431,450.14

(7) Release to Seller from Excess Collections over Distributions                                                       $981,346.13

Check for Error                                                                                                NO ERROR
Sum of Above Distributions                                                                                     $18,888,813.04
Total Distribution Amount plus Releases to Seller                                                              $18,888,813.04


CASE EQUIPMENT LOAN TRUST 1998-A
SERVICER'S CERTIFICATE

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                                            16-Nov-98

(1)  Total Distribution Amount:                                                                                     $18,888,813.04

(2)  Administration Fee:                                                                                                   $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                     $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                      $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                               $794,777.60

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                      $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                               $697,170.83

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                      $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                               $876,681.39

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                     $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                                $102,512.55

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                       $0.00

(13)  Offered Noteholders' Interest Distributable Amount                                                             $2,471,142.37
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                             0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                                       $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                      $14,352,542.04

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                            96.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                              $14,352,542.04

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                             0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                                       $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                             0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                                       $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                           $598,022.59

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                               4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                          $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                                   $598,022.59

(34)  Noteholders' Principal Distribution Amount:                                                                   $14,950,564.63

(35)  Noteholders' Distributable Amount:                                                                            $17,421,707.00

(36)  Deposit to Spread Account (from excess collections):                                                           $1,466,939.37


(37)  Specified Spread Account Balance (after all distributions and adjustments) :                                  $12,499,977.37
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                                           $12,499,977.37


    (b) the Note Balance                                                                                           $491,851,604.60

(38)  Spread Account Balance over the Specified Spread Account Balance:                                              $1,466,939.37

(39)  Certificateholders' Interest Distributable Amount:                                                                $54,143.10

(40)  Certificateholders' Interest Carryover Shortfall:                                                                      $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificateholders                          0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current period                                         $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                                     $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                                    $0.00

(45)  Certificateholders' Distributable Amount:                                                                         $54,143.10

(46)  Servicing Fee:                                                                                                   $431,450.14

(47)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                              $981,346.13
    (b) Release of Excess Amount in Negative Carry Account                                                                   $0.00


(48) Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                                       $0.00

(49) Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                 $517,740,169.23

(50) After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                       $0.00
           A-1 Note Pool Factor:                                                                                         0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                             $145,541,020.42
           A-2 Note Pool Factor:                                                                                         0.7629936

           Outstanding Principal Balance of A-3 Notes:                                                             $145,750,000.00
           A-3 Note Pool Factor:                                                                                         1.0000000

           Outstanding Principal Balance of A-4 Notes:                                                             $180,449,000.00
           A-4 Note Pool Factor:                                                                                         1.0000000

           Outstanding Principal Balance of B Notes:                                                                $20,111,584.18
           B Note Pool Factor:                                                                                           0.8044634

           Outstanding Principal Balance of the Certificates:                                                       $10,938,000.00
           Certificate Pool Factor:                                                                                      1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                              $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                             $4,977.09

(53)  Spread Account Balance after giving effect to all distributions:                                              $12,499,977.37



CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003           NPV Data Input Section
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005       Scheduled cash flows as of the indicated cutoff date
$25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005          Row 0 is total delinquent amount valued without
$12,400,000 Deferred Purchase Price                                          discounting
$100,000 5.990% Asset Backed Certificates due October 17, 2005


Prepared by Sally Nelson (414) 636-5637
                                                                   ---------------------------------------------------------------
                                                                               05-Nov-98           05-Nov-98          05-Nov-98
                                                                   ---------------------------------------------------------------
                                                                                  Pool 1              Pool 2             Pool 3
                                                               0               4,156,136.52        1,046,836.61         791,503.45
                                                               1               9,851,648.06        2,006,173.19       1,930,168.86
                                                               2              12,308,254.88        1,895,308.45       2,090,048.18
                                                               3               8,714,601.12        1,733,248.54       2,260,253.06
                                                               4               8,204,682.27        1,710,240.00       1,738,032.19
                                                               5              14,883,459.06        1,832,888.74       1,725,901.91
                                                               6              17,711,696.07        1,815,858.54       1,735,640.48
                                                               7              16,332,577.45        1,820,659.92       1,801,579.12
                                                               8              15,894,669.44        1,753,857.31       2,170,212.67
                                                               9              10,237,455.73        1,799,277.05       6,180,721.58
                                                              10               8,564,710.28        1,798,472.01       4,277,937.71
                                                              11               7,777,019.75        1,749,818.07       1,777,169.04
                                                              12               8,503,248.57        1,808,747.51       2,071,723.45
                                                              13               9,663,620.40        1,900,412.05       2,026,795.43
                                                              14              11,786,615.31        1,831,536.58       2,203,876.59
                                                              15               8,402,292.96        1,629,695.64       2,135,524.11
                                                              16               7,933,993.06        1,584,561.49       1,667,650.31
                                                              17              14,563,295.58        1,695,262.80       1,659,807.57
                                                              18              17,270,034.35        1,655,760.40       1,657,869.26
                                                              19              15,733,678.46        1,643,032.69       1,642,554.57
                                                              20              15,236,947.06        1,593,241.77       1,994,587.96
                                                              21               9,532,790.96        1,617,943.45       6,069,045.75
                                                              22               7,790,433.31        1,601,399.53       3,932,288.97
                                                              23               6,928,414.39        1,542,293.24       1,638,490.63
                                                              24               7,781,049.90        1,557,476.16       1,908,611.47
                                                              25               8,863,989.00        1,596,162.79       1,947,401.87
                                                              26              10,658,084.22        1,498,044.87       1,984,839.90
                                                              27               7,375,155.86        1,357,756.08       1,979,485.66
                                                              28               7,173,147.86        1,286,323.96       1,542,983.34
                                                              29              13,685,732.49        1,346,173.80       1,502,907.94
                                                              30              16,121,364.89        1,239,780.61       1,488,533.72
                                                              31              14,196,227.61        1,198,025.65       1,499,404.05
                                                              32              13,473,460.19        1,103,355.51       1,843,149.25
                                                              33               7,698,931.27        1,110,220.28       5,776,348.22
                                                              34               5,931,369.16        1,094,327.16       3,595,875.12
                                                              35               4,836,861.53        1,017,652.15       1,307,142.44
                                                              36               5,664,117.05        1,000,009.74       1,513,026.66
                                                              37               6,500,952.92        1,083,599.72       1,519,268.11
                                                              38               7,783,747.25          974,358.95       1,603,019.35
                                                              39               5,319,230.14          834,592.11       1,534,202.40
                                                              40               4,979,181.66          789,295.20       1,156,890.08
                                                              41               8,118,034.16          782,710.90       1,143,764.80
                                                              42              11,025,042.64          709,524.67       1,114,840.07
                                                              43               9,328,849.96          612,559.97       1,168,439.98
                                                              44               8,656,024.38          570,616.43       1,393,507.02
                                                              45               4,229,557.17          543,589.28       4,460,029.73
                                                              46               2,648,737.11          479,180.07       2,262,223.91
                                                              47               1,737,786.15          452,326.48         438,356.17
                                                              48               2,382,371.26          419,621.03         602,571.84
                                                              49               2,989,579.87          458,250.41         680,424.25
                                                              50               3,882,954.69          391,117.66         763,103.44
                                                              51               2,241,099.67          327,816.63         670,956.36
                                                              52               2,130,166.53          250,070.42         417,190.39
                                                              53               4,359,209.33          245,080.91         283,198.90
                                                              54               6,566,688.67          235,345.44         300,741.81
                                                              55               5,340,196.38          131,987.45         304,139.58
                                                              56               5,076,510.46           98,226.32         601,586.41
                                                              57               1,661,804.31           47,534.40       2,589,154.35
                                                              58                 397,508.45           26,996.20       1,291,725.63
                                                              59                 176,461.01           26,996.20          79,632.67
                                                              60                 239,938.63           17,246.87         191,528.38
                                                              61                 286,781.18           74,475.21         156,510.52
                                                              62                 235,416.36            7,755.20         139,820.39
                                                              63                  51,992.08            7,755.20          25,908.95
                                                              64                  50,016.70            7,755.20           7,965.05
                                                              65                 376,441.84            7,755.20           5,002.91
                                                              66                 546,577.06           23,865.28           5,002.91
                                                              67                 120,207.95                0.00           5,002.91
                                                              68                 224,262.64                0.00          89,387.07
                                                              69                       0.00                0.00          80,572.23
                                                              70                       0.00                0.00               0.00
                                                              71                       0.00                0.00               0.00
                                                              72                       0.00                0.00               0.00
                                                              73                       0.00                0.00               0.00
                                                              74                       0.00                0.00               0.00

Total Time Balance of Scheduled Cash Flows                                   501,105,094.68       68,109,839.35     112,154,761.06


CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005 $25,000,000 Class B 5.990% Asset Backed Notes due October 17, 2005 $12,400,000 Deferred Purchase Price
$100,000 5.990% Asset Backed Certificates due October 17, 2005

Prepared by  Sally Nelson  (414) 636-5637

Scheduled Payment Date                                                                      15-Nov-98
Actual Payment Date                                                                         16-Nov-98
Collection Period Begin Date                                                                06-Oct-98
Collection Period End Date                                                                  05-Nov-98
Days in accrual period (30/360)                                                                    30
Days in accrual period (ACT/360)                                                                   32

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                            $19,106,496.75

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                     $0.00
    Government obligors                                                                         $0.00
          Total Warranty Repurchases                                                            $0.00

Total Collections For The Period                                                       $19,106,496.75

    Pool Balance (Beg. of Collection Period)                                          $594,194,734.31
    Pool Balance (End of Collection Period)                                           $579,445,153.17

Total Receivables Collection                                                           $19,106,496.75
Negative Carry Withdrawls                                                                       $0.00
Yield Supplement Withdrawals                                                                    $0.00
Spread Account Withdrawals to Pay NoteHolders                                                   $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                         $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)               $124,791.69
Pre-Funding Account Reinvestment Income                                                         $0.00

    Total Distribution Amount                                                          $19,231,288.44

MISCELLANEOUS DATA

    Total Collateral
    ----------------
    Scheduled Amounts 30 - 59 days past due                                             $1,620,729.36
    Scheduled Amounts 60 days or more past due                                            $248,919.41
    Net Losses on Liquidated Receivables                                                        $0.00
    Number of Loans at Beginning of Period                                                     20,219
    Number of Loans at End of Period                                                           20,000
    Repossessed Equipment not Sold or Reassigned (Beginning)                                    $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                          $0.00

    Pre-Funding Account Reinvestment Income                                                     $0.00

CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005 $25,000,000 Class B 5.990% Asset Backed Notes due October 17, 2005 $12,400,000 Deferred Purchase Price
$100,000  5.990% Asset Backed Certificates due October 17, 2005


Actual Payment Date                                                                                          16-Nov-98
Collection Period Begin Date                                                                                 06-Oct-98
Collection Period End Date                                                                                   05-Nov-98

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)       $594,194,734.31
    A-1 Note Beginning Principal Balance                                                                $83,132,944.94
    A-2 Note Beginning Principal Balance                                                               $200,000,000.00
    A-3 Note Beginning Principal Balance                                                               $140,000,000.00
    A-4 Note Beginning Principal Balance                                                               $134,794,000.00
    B Note Beginning Principal Balance                                                                  $23,767,789.37
    Deferred Purchase Price Beginning Principal Balance                                                 $12,400,000.00
    Certificate Beginning Principal Balance                                                                $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)             $579,445,153.17
    A-1 Note Principal Balance (End of Period)                                                          $68,973,347.04
                                   A-1 Note Pool Factor (End of Period)                                      0.6119758
    A-2 Note Principal Balance (End of Period)                                                         $200,000,000.00
                                   A-2 Note Pool Factor (End of Period)                                      1.0000000
    A-3 Note Principal Balance (End of Period)                                                         $140,000,000.00
                                   A-3 Note Pool Factor (End of Period)                                      1.0000000
    A-4 Note Principal Balance (End of Period)                                                         $134,794,000.00
                                   A-4 Note Pool Factor (End of Period)                                      1.0000000
    B Note Principal Balance (End of Period)                                                            $23,177,806.13
                                   B Note Pool Factor (End of Period)                                        0.9271122
    Deferred Purchase Price Principal Balance (End of Period)                                           $12,400,000.00
                                   Deferred Purchase Price Pool Factor (End of Period)                       1.0000000
    Certificate Principal Balance (end of Period)                                                          $100,000.00
                                   Certificate Pool Factor (end of Period)                                   1.0000000

COLLATERAL VALUE DECLINE                                                                                $14,749,581.14
    Pool Balance (Beg. of Collection Period)                                                           $594,194,734.31
    Pool Balance (End of Collection Period)                                                            $579,445,153.17

Total Distribution Amount (TDA)                                                                         $19,231,288.44
    Total Collections and Investment Income for the Period                                              $19,231,288.44
    Negative Carry Withdrawls                                                                                    $0.00
    Yield Supplement Withdrawals                                                                                 $0.00

Principal Distribution Amount  (PDA)                                                                    $14,749,581.14

Principal Allocation to Notes, Deferred Purchase Price and Certificates                                 $14,749,581.14
    A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                     $14,159,597.89
    A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                              $0.00
    A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                              $0.00
    A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                              $0.00
    B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                          $589,983.25
    Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                       $0.00
    Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                          $0.00

Interest Distributable Amount                                                                            $2,888,225.33
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                     $414,371.55
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                     $950,000.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                     $677,833.33
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                     $664,983.73
    Noteholders' Interest Distributable Amount applicable to B Notes                                       $118,640.88
    Deferred Purchase Price Interest Distributable Amount                                                   $61,896.67
    Certificateholders'  Interest Distributable Amount                                                         $499.17

Spread Account
    Beginning Spread Account Balance                                                                    $12,499,916.99
    Deposit to Spread Account from Pre-Funding Account                                                           $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                 $1,655,711.14
    Distribution from Spread Account for Interest / Principal Shortfall                                          $0.00

    Specified Spread Account Balance                                                                    $12,499,916.99
    Ending Spread Account Balance (after distributions)                                                 $12,499,916.99

Credit Enhancement                                                                                                2.16%
    Spread account % of Ending Pool Balance                                                                       2.16%
    Overcollateralization % of Ending Pool Balance                                                                0.00%

Scheduled Amounts 30 - 59 days past due                                                                  $1,620,729.36
                                   as % of Ending Pool Balance                                                    0.28%
Scheduled Amounts 60 days or more past due                                                                 $248,919.41
                                   as % of Ending Pool Balance                                                    0.04%
Net Losses on Liquidated Receivables                                                                             $0.00
                                   as % of Ending Pool Balance                                                    0.00%

PART III -- SERVICING CALCULATIONS                                               16-Nov-98

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                                  Pool 1              Pool 2             Pool 3
Wtd. Avg. APR                                                                        8.559%              8.559%             8.668%
Contract Value (Beg. of Collection Period), by origination pool            $436,803,136.72      $60,899,822.74     $96,491,774.85
Contract Value  (End of Collection Period), by origination pool            $426,262,767.01      $59,028,174.25     $94,154,211.91
                                                                           ---------------      --------------     --------------
Contract Value Decline                                                      $10,540,369.71       $1,871,648.49      $2,337,562.94
                                                                                      2.41%               3.07%              2.42%
Initial Pool Balance                                                       $624,995,849.39
Pool Balance (End of Collection Period)                                    $579,445,153.17

Collections and Investment Income for the period                            $19,231,288.44
Negative Carry Withdrawls                                                            $0.00
Yield Supplement Withdrawals                                                         $0.00

Total Distribution Amount (TDA)                                             $19,231,288.44
Principal Distribution Amount (PDA)                                         $14,749,581.14

Initial B Percentage                                                                 4.000%
Unscheduled Principal (per pool)                                             $1,476,615.94               $0.00        $441,252.71
Total Unscheduled Principal                                                  $1,917,868.65

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

Principal Distributable Amount                                               14,749,581.14

A-1 Note Beginning Principal Balance                                        $83,132,944.94
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                     $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                          96.00%
Preliminary A-1 Noteholders' Principal Distributable Amount
(including One-Time Excess Prefund Acct. Pmt.)                              $14,159,597.89
One-Time Excess Prefunding Account Payment                                           $0.00
A-1 Noteholders' Principal Distributable Amount (including Carryover
Shortfall)                                                                  $14,159,597.89

Principal Distributable Amount Remaining                                       $589,983.25

A-2 Note Beginning Principal Balance                                       $200,000,000.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                     $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                           0.00%
A-2 Noteholders' Principal Distributable Amount (including Carryover
 Shortfall)                                                                          $0.00

Principal Distributable Amount Remaining                                       $589,983.25

A-3 Note Beginning Principal Balance                                       $140,000,000.00
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                     $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                           0.00%
A-3 Noteholders' Principal Distributable Amount (including Carryover
Shortfall)                                                                           $0.00

Principal Distributable Amount Remaining                                       $589,983.25

A-4 Note Beginning Principal Balance                                       $134,794,000.00
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                     $0.00
A-4 Noteholders' Share of the Principal Distribution Amount                           0.00%
A-4 Noteholders' Principal Distributable Amount (including Carryover
Shortfall)                                                                           $0.00

Principal Distributable Amount Remaining                                       $589,983.25

B Note Beginning Principal Balance                                          $23,767,789.37
B Noteholders' Principal Carryover Shortfall (Previous Peri                          $0.00
B Noteholders' Share of the Principal Distribution Amount                             4.00%
B Noteholders' Principal Distributable Amount (including Carryover
Shortfall)                                                                     $589,983.25

Principal Distributable Amount Remaining                                             $0.00

Deferred Purchase Price Beginning Principal Balanc                          $12,400,000.00
Deferred Purchase Price Principal Carryover Shortfall (Previous Period)              $0.00
Deferred Purchase Price Share of the Principal Distribution Amount                    0.00%
Deferred Purchase Price Principal Distributable Amount (including Carryover
Shortfall)                                                                           $0.00

Certificate Purchase Price Beginning Principal Balance                         $100,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                  $0.00
Certificateholders' Share of the Principal Distribution Amount                        0.00%
Certificateholders' Principal Distributable Amount (including Carryover
Shortfall)                                                                           $0.00

Interest Accrued on Class A-1 Notes this period                                $414,371.55
Noteholders' Interest Carryover Shortfall (Previous Period) applicable
to A-1 Notes                                                                         $0.00
Interest Due (in Arrears) on above Shortfall                                         $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes             $414,371.55

Interest Accrued on Class A-2 Notes this period                                $950,000.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable
to A-2 Notes                                                                         $0.00
Interest Due (in Arrears) on above Shortfall                                         $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes             $950,000.00

Interest Accrued on Class A-3 Notes this period                                $677,833.33
Noteholders' Interest Carryover Shortfall (Previous Period) applicable
to A-3 Notes                                                                         $0.00
Interest Due (in Arrears) on above Shortfall                                         $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes             $677,833.33

Interest Accrued on Class A-4 Notes this period                                $664,983.73
Noteholders' Interest Carryover Shortfall (Previous Period) applicable
to A-4 Notes                                                                         $0.00
Interest Due (in Arrears) on above Shortfall                                         $0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes             $664,983.73

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period            $2,707,188.61
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                  $0.00
Interest Due (in Arrears) on above Shortfall                                         $0.00
Offered Noteholders' Interest Distributable Amount                           $2,707,188.61

Interest Accrued on Class B Notes this period                                  $118,640.88
Noteholders' Interest Carryover Shortfall (Previous Period) applicable
to B Notes                                                                           $0.00
Interest Due (in Arrears) on above Shortfall                                         $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                118,640.88

Interest Accrued on Deferred Purchase Price this period                         $61,896.67
Deferred Purchase Price Interest Carryover Shortfall (Previous Period)               $0.00
Interest Due (in Arrears) on Above Shortfall                                         $0.00
Deferred Purchase Price Interest Distributable Amount                           $61,896.67

Interest Accrued on Certificates this period                                       $499.17
Certificateholders' Interest Carryover Shortfall (Previous Period)                   $0.00

Interest Due (in Arrears) on Above Shortfall                                         $0.00
Certificateholders' Interest Distributable Amount                                  $499.17

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                                                                             $19,231,288.44

Administration Fee Shortfall (Previous Period)                                                                          $0.00
Administration Fee Accrued during this Period                                                                         $166.67
Administration Fee Paid this Period from TDA                                                                          $166.67
Administration Fee Shortfall                                                                                            $0.00

Total Distribution Amount Remaining                                                                            $19,231,121.77

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                     $0.00
Interest Due (in Arrears) on above Shortfall                                                                            $0.00
Interest Accrued on Class A-1 Notes this period                                                                   $414,371.55
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                           $414,371.55
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                          $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                     $0.00
Interest Due (in Arrears) on above Shortfall                                                                            $0.00
Interest Accrued on Class A-2 Notes this period                                                                   $950,000.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                           $950,000.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                          $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                     $0.00
Interest Due (in Arrears) on above Shortfall                                                                            $0.00
Interest Accrued on Class A-3 Notes this period                                                                   $677,833.33
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                           $677,833.33
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                          $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                     $0.00
Interest Due (in Arrears) on above Shortfall                                                                            $0.00
Interest Accrued on Class A-4 Notes this period                                                                   $664,983.73
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                           $664,983.73
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                          $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                     $0.00
Interest Due (in Arrears) on above Shortfall                                                                            $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                               $2,707,188.61
Offered Noteholders' Interest Paid this Period from TDA                                                         $2,707,188.61
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                                                                            $16,523,933.16

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                       $0.00
Interest Due (in Arrears) on above Shortfall                                                                            $0.00
Interest Accrued on B Notes this period                                                                           $118,640.88
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                             $118,640.88
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                            $0.00

Total Distribution Amount Remaining                                                                            $16,405,292.28

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                        $0.00
A-1 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                         $14,159,597.89
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                  $14,159,597.89
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00

Total Distribution Amount Remaining                                                                             $2,245,694.39

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                        $0.00
A-2 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                  $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                           $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00

Total Distribution Amount Remaining                                                                             $2,245,694.39

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                        $0.00
A-3 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                  $0.00
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                           $0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00

Total Distribution Amount Remaining                                                                             $2,245,694.39

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                        $0.00
A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                  $0.00
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                           $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00

Total Distribution Amount Remaining                                                                             $2,245,694.39

B Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
B Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                              $589,983.25
B Noteholders' Principal Distributable Amount Paid from TDA                                                       $589,983.25
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

Total Excess Distribution Amount Remaining                                                                      $1,655,711.14

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                                                                   $0.00

New Collateral Purchased                                                                                                $0.00
Deposit to Spread Account                                                                                               $0.00
Deposit to Yield Supplement Account                                                                                     $0.00
Payment to Seller                                                                                                       $0.00
Payment to Class A-1 after Funding is Complete                                                                          $0.00

Ending Pre-Funding Account Balance                                                                                      $0.00

Excess Pre-Funded Amount/(Payment to Sellers)                                                                           $0.00

Adjusted Ending Pre-Funding Account Balance                                                                             $0.00

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                                                                $0.00
Negative Carry                                                                                                      3.268374%
Number of Days Remaining                                                                                              89 days

Pre-Funded Percentage                                                                                                  0.000%
Negative Carry Withdrawls                                                                                               $0.00
Cumulative Negative Carry Withdrawls                                                                              $300,471.65
Maximum Negative Carry Amount                                                                                           $0.00

Required Negative Carry Account Balance                                                                                 $0.00
Interim Ending Negative Carry Account Balance                                                                           $0.00
Negative Carry Amount Released to Seller                                                                                $0.00

Ending Negative Carry Account Balance                                                                                   $0.00

6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

Beginning Yield Supplement Account Balance                                                                      $2,245,332.87
Deposit to Yield Supplement Account from Pre-Funding Account                                                            $0.00
Receivables Percentage                                                                                                100.00%
Withdrawal of Yield Supplement Amount                                                                                   $0.00
Maximum Yield Supplement Amount                                                                                 $2,245,332.87
Required Yield Supplement Amount                                                                                $2,245,332.87
Interim Yield Supplement Account Balance                                                                        $2,245,332.87
Yield Supplement Amount Released to Seller                                                                              $0.00

Ending Yield Supplement Account Balance                                                                         $2,245,332.87

7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                                                               $12,499,916.99
Deposit to Spread Account from Pre-Funding Account                                                                      $0.00
Deposit to Spread Account from Excess Collections over Distributions                                            $1,655,711.14

Distribution from Spread Account to Noteholders' Distr. Account                                                         $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                   $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                   $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                   $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                   $0.00
Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                              $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                     $0.00

Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                              $0.00
Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00

Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                              $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00

Preliminary Spread Account Balance Remaining                                                                   $14,155,628.13

Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                                              $0.00
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                             NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                       $0.00
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                    NO
60 day or > Delinquent Scheduled Amounts                                                                          $248,919.41
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                         NO
Are any of the three conditions "YES"?                                                                NO

Preliminary A-1 Note Principal Balance (End of Period)                                                         $68,973,347.04
Preliminary A-2 Note Principal Balance (End of Period)                                                        $200,000,000.00
Preliminary A-3 Note Principal Balance (End of Period)                                                        $140,000,000.00
Preliminary A-4 Note Principal Balance (End of Period)                                                        $134,794,000.00
Preliminary B Note Principal Balance (End of Period)                                                           $23,177,806.13
Preliminary Total Principal Balance of Notes  (End of Period)                                                 $566,945,153.17

Specified Spread Account Balance                                                                                12,499,916.99
Lesser of:
(a) 2.00% of the Initial Pool Balance                                                                           12,499,916.99

(b) the Note Balance                                                                                           566,945,153.17

Preliminary Spread Account Balance Remaining                                                                   $14,155,628.13
Preliminary Excess Amount in Spread Account                                                                     $1,655,711.14
Preliminary Shortfall Amount in Spread Account                                                                          $0.00

Deposit to Spread Account from Remaing Excess Distribution                                                              $0.00

Spread Account Excess                                                                                           $1,655,711.14

Ending Spread Account Balance (after distributions)                                                            $12,499,916.99
Net Change in Spread Account Balance                                                                                    $0.00

Total Excess Distribution Amount Remaining                                                                      $1,655,711.14

Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                  $0.00
Interest Due (in Arrears) on Above Shortfall                                                                            $0.00
Interest Accrued on Deferred Purchase Price this period                                                            $61,896.67
Deferred Purchase Price Interest Paid from Excess Distribution                                                     $61,896.67
Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current Period)                                       $0.00

Certificateholders' Interest Carryover Shortfall (Previous Period)                                                      $0.00
Interest Due (in Arrears) on Above Shortfall                                                                            $0.00
Interest Accrued on Certificates this period                                                                          $499.17
Certificateholders' Interest Paid from Excess Distribution                                                            $499.17
Certificateholders' Interest Carryover Shortfall (Current Period)                                                       $0.00

Total Excess Distribution Amount Remaining                                                                      $1,593,315.30

Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                 $0.00
Deferred Purchase Price Principal Distributable Amount current period (including Carryover Shortfall)                   $0.00
Deferred Purchase Price Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution             $0.00
Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current Period)                                      $0.00

Certificateholders' Principal Carryover Shortfall (Previous Period)                                                     $0.00
Certificateholders' Principal Distributable Amount current period (including Carryover Shortfall)                       $0.00
Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                 $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                          $0.00

Total Excess Distribution Amount Remaining                                                                      $1,593,315.30

Servicing Fee Shortfall (Previous Period)                                                                               $0.00
Servicing Fees Accrued during this Period                                                                         $495,162.28
Adjustment to Servicing Fee                                                                                             $0.00
Adjustment to Excess Distribution Amount Remaining                                                                      $0.00
Servicing Fees Paid this Period from Excess Distribution                                                          $495,162.28
Servicing Fee Shortfall                                                                                                 $0.00

Total Excess Distribution Amount Remaining                                                                      $1,098,153.02

8.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                      $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                      $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                      $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                      $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                        $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                         $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                         $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                         $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                         $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                                                  $0.00
Deferred Purchase Price Principal Carryover Shortfall  (Current Period)                                                 $0.00
Certificateholders' Interest Carryover Shortfall  (Current Period)                                                      $0.00
Certificateholders' Principal Carryover Shortfall  (Current Period)                                                     $0.00

A-1 Note Principal Balance (End of Period)                                                                     $68,973,347.04
A-2 Note Principal Balance (End of Period)                                                                    $200,000,000.00
A-3 Note Principal Balance (End of Period)                                                                    $140,000,000.00
A-4 Note Principal Balance (End of Period)                                                                    $134,794,000.00
B Note Principal Balance (End of Period)                                                                       $23,177,806.13
Deferred Purchase Price Principal Balance (End of Period)                                                      $12,400,000.00
Certificate Principal Balance (end of Period)                                                                     $100,000.00
Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                    $579,445,153.17

A-1 Note Pool Factor (End of Period)                                                                                0.6119758
A-2 Note Pool Factor (End of Period)                                                                                1.0000000
A-3 Note Pool Factor (End of Period)                                                                                1.0000000
A-4 Note Pool Factor (End of Period)                                                                                1.0000000
B Note Pool Factor (End of Period)                                                                                  0.9271122
Deferred Purchase Price Pool Factor (End of Period)                                                                 1.0000000
Certificate Pool Factor (endof Period)                                                                              1.0000000
Total Notes, Deferred Purchase Price & Certificates Pool Factor (End of Period)                                     0.9271122

Specified Spread Account Balance (after all distributions and adjustments)                                     $12,499,916.99

Yield Supplement Account Balance (after alldistributions and adjustment):                                       $2,245,332.87

CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO NOTEHOLDERS

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005 $25,000,000 Class B 5.990% Asset Backed Notes due October 17, 2005 $12,400,000 Deferred Purchase Price
$100,000 5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                       16-Nov-98

(1)  Amount of principal being paid on the Notes:

     (a)  A-1 Notes:                                                                                           $14,159,597.89
          per $1,000 original principal amount:                                                                       $125.63

     (b)   A-2 Notes:                                                                                                   $0.00
           per $1,000 original principal amount:                                                                        $0.00

     (c)   A-3 Notes:                                                                                                   $0.00
           per $1,000 original principal amount:                                                                        $0.00

     (d)   A-4 Notes:                                                                                                   $0.00
           per $1,000 original principal amount:                                                                        $0.00

     (e)   B Notes:                                                                                               $589,983.25
           per $1,000 original principal amount:                                                                       $23.60

     (f)   Total                                                                                               $14,749,581.14

(2) Interest Paid on the Notes

     (a)  A-1 Notes:                                                                                              $414,371.55
          per $1,000 original principal amount:                                                                         $3.68

     (b)  A-2 Notes:                                                                                              $950,000.00
          per $1,000 original principal amount:                                                                         $4.75

     (c)  A-3 Notes:                                                                                              $677,833.33
          per $1,000 original principal amount:                                                                         $4.84

     (d)  A-4 Notes:                                                                                              $664,983.73
          per $1,000 original principal amount:                                                                         $4.93

     (e)  B Notes:                                                                                                $118,640.88
          per $1,000 original principal amount:                                                                         $4.75

     (f)  Total                                                                                                 $2,825,829.49

(3) Pool Balance at the end of the related Collection Period                                                  $579,445,153.17

(4)  After giving effect to distributions on current Payment Date:

     (a) (i)  outstanding principal amount of A-1 Notes:                                                       $68,973,347.04
         (ii)  A-1 Note Pool Factor:                                                                                0.6119758

     (b) (i)  outstanding principal amount of A-2 Notes:                                                      $200,000,000.00
         (ii)  A-2 Note Pool Factor:                                                                                1.0000000

     (c) (i)  outstanding principal amount of A-3 Notes:                                                      $140,000,000.00
         (ii)  A-3 Note Pool Factor:                                                                                1.0000000

     (d) (i)  outstanding principal amount of A-4 Notes:                                                      $134,794,000.00
         (ii)  A-4 Note Pool Factor:                                                                                1.0000000

     (e) (i)  outstanding principal amount of B Notes:                                                         $23,177,806.13
         (ii)  B Note Pool Factor:                                                                                  0.9271122

     (f) (i)  Deferred Purchase Price Balance                                                                  $12,400,000.00
         (ii)  Deferred Purchase Price Pool Factor:                                                                 1.0000000

     (g) (i)  Certificate Balance                                                                                 $100,000.00
         (ii)  Certificate Pool Factor:                                                                            1.00000000

(5)  Amount of Servicing Fee:                                                                                     $495,162.28
          per $1,000 Beginning of Collection Period:                                                               1.13360513

(6)  Amount of Administration Fee:                                                                                    $166.67
          per $1,000 Beginning of Collection Period:                                                               0.00038156

(7)  Aggregate Purchase Amounts for Collection Period:                                                                  $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                            $0.00

(9)  Amount in Spread Account:                                                                                 $12,499,916.99

(10)  Amount in Pre-Funding Account:                                                                                    $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                   NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                 $0.00

(13)  Amount in Yield Supplement Account:                                                                       $2,245,332.87

CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO CERTIFICATEHOLDERS

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005 $25,000,000 Class B 5.990% Asset Backed Notes due October 17, 2005 $12,400,000 Deferred Purchase Price
$100,000 5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                       16-Nov-98

(1)  Amount of principal being paid or distributed:

     (a)  A-1 Notes:                                                                                           $14,159,597.89
          per $1,000 original principal amount:                                                                       $125.63

     (b)  A-2 Notes:                                                                                                    $0.00
          per $1,000 original principal amount:                                                                         $0.00

     (c)  A-3 Notes:                                                                                                    $0.00
          per $1,000 original principal amount:                                                                         $0.00

     (d)  A-4 Notes:                                                                                                    $0.00
          per $1,000 original principal amount:                                                                         $0.00

     (e)  B Notes:                                                                                                $589,983.25
          per $1,000 original principal amount:                                                                        $23.60

     (f)  Deferred Purchase Price:                                                                                      $0.00
          per $1,000 original principal amount:                                                                         $0.00

     (g)  Certificates:                                                                                                  0.00
          per $1,000 original principal amount:                                                                         $0.00

     (h)  Total:                                                                                               $14,749,581.14

(2)   Amount of interest being paid or distributed:

     (a)  A-1 Notes:                                                                                              $414,371.55
          per $1,000 original principal amount:                                                                         $3.68

     (b)  A-2 Notes:                                                                                              $950,000.00
          per $1,000 original principal amount:                                                                         $4.75

     (c)  A-3 Notes:                                                                                              $677,833.33
          per $1,000 original principal amount:                                                                         $4.84

     (d)  A-4 Notes:                                                                                              $664,983.73
          per $1,000 original principal amount:                                                                         $4.93

     (e)  B Notes:                                                                                                $118,640.88
          per $1,000 original principal amount:                                                                         $4.75

     (f)  Deferred Purchase Price:                                                                                 $61,896.67
          per $1,000 original principal amount:                                                                         $4.99

     (g)  Certificates:                                                                                               $499.17
          per $1,000 original principal amount:                                                                         $4.99

     (h)  Total:                                                                                                $2,888,225.33

(3)  Pool Balance at end of related Collection Period:                                                        $579,445,153.17

(4)  After giving effect to distributions on this Payment Date:

     (a) (i)  outstanding principal amount of A-1 Notes:                                                       $68,973,347.04
         (ii)  A-1 Note Pool Factor:                                                                                0.6119758

     (b) (i)  outstanding principal amount of A-2 Notes:                                                      $200,000,000.00
         (ii)  A-2 Note Pool Factor:                                                                                1.0000000

     (c) (i)  outstanding principal amount of A-3 Notes:                                                      $140,000,000.00
         (ii)  A-3 Note Pool Factor:                                                                                1.0000000

     (d) (i)  outstanding principal amount of A-4 Notes:                                                      $134,794,000.00
         (ii)  A-4 Note Pool Factor:                                                                                1.0000000

     (e) (i)  outstanding principal amount of B Notes:                                                         $23,177,806.13
         (ii)  C Note Pool Factor:                                                                                  0.9271122

     (f) (i)  Deferred Purchase Price Balance                                                                  $12,400,000.00
         (ii)  Certificate Pool Factor:                                                                             1.0000000

     (g) (i)  Certificate Balance                                                                                  100,000.00
         (ii)  Certificate Pool Factor:                                                                             1.0000000

(5)  Amount of Servicing Fee:                                                                                     $495,162.28
          per $1,000 Beginning of Collection Period:                                                                1.1336051

(6)  Amount of Administration Fee:                                                                                    $166.67
          per $1,000 Beginning of Collection Period:                                                                0.0003816

(7)  Aggregate Purchase Amounts for Collection Period:                                                                  $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                            $0.00

(9)  Amount in Spread Account:                                                                                 $12,499,916.99

(10)  Amount in Pre-Funding Account:                                                                                    $0.00

(11) For the Final payment date with respect to the Funding Period, the Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                 $0.00

(13)  Amount in Yield Supplement Account:                                                                       $2,245,332.87

CASE EQUIPMENT LOAN TRUST 1998-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005 $25,000,000 Class B 5.990% Asset Backed Notes due October 17, 2005 $12,400,000 Deferred Purchase Price
$100,000 5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                                                        16-Nov-98

(1)  Payment of Administration Fee to Administrator:                                                                   $166.67

(2)  Offered Noteholders' Interest Distributable Amount
     deposited into Note Distribution Account:                                                                   $2,825,829.49

(3)  Noteholders' Principal Distributable Amount to be
     deposited into Noteholders' Distribution Account:                                                          $14,749,581.14

(4)  Deferred Purchase Price Interest Distributable Amount to be
     deposited into Deferred Purchase Price Distribution Account:                                                   $61,896.67

(5)  Deferred Purchase Price Principal Distributable Amount to be
     deposited into Deferred Purchase Price Distribution Account:                                                        $0.00

(6)  Certificateholders' Interest Distributable Amount to be
     deposited into Certificateholders' Distribution Account:                                                          $499.17

(7)  Certificateholders' Principal Distributable Amount to be
     deposited into Certificateholders' Distribution Account:                                                            $0.00

(8)  Payment of Servicing Fee to Servicer:                                                                         $495,162.28

(9) Release to Seller from Excess Collections over Distributions                                                 $1,098,153.02

Check for Error                                                                                         NO ERROR
Sum of Above Distributions                                                                              $19,231,288.44
Total Distribution Amount plus Releases to Seller                                                       $19,231,288.44

CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005 $25,000,000 Class B 5.990% Asset Backed Notes due October 17, 2005 $12,400,000 Deferred Purchase Price
$100,000 5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                                                        16-Nov-98
(1)  Total Distribution Amount:                                                                                 $19,231,288.44

(2)  Administration Fee:                                                                                               $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                           $414,371.55

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                  $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                           $950,000.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                  $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                           $677,833.33

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                  $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                           $664,983.73

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                 $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                            $118,640.88

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                   $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                        $2,825,829.49
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                  $14,159,597.89

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                       96.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                    $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                          $14,159,597.89

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                           $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                        0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                    $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                                   $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                           $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                         0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                    $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                                   $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                           $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                         0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                    $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                                   $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                       $589,983.25

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                           4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                               $589,983.25

(34)  Noteholders' Principal Distribution Amount:                                                               $14,749,581.14

(35)  Noteholders' Distributable Amount:                                                                        $17,575,410.63


(36)  Deposit to Spread Account (from excess collections):                                                       $1,655,711.14

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                              $12,499,916.99
     The Lesser of:

     (a) 2.00% of the Initial Pool Balance                                                                      $12,499,916.99


     (b) the Note Balance                                                                                      $566,945,153.17

(38)  Spread Account Balance over the Specified Spread Account Balance:                                          $1,655,711.14

(39)  Deffered Purchase Price Interest Distribution Amount:                                                         $61,896.67

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                                              $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Deffered Purchase Price                0.00%

(42)  Deffered Purchase Price Principal Distributable Amount applicable to current period                               $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                                            $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                                                            $0.00

(45)  Deffered Purchase Price Distribution Amount:                                                                 $61,896.67

(39)  Certificateholders' Interest Distribution Amount:                                                                $499.17

(40)  Certificateholders' Interest Carryover Shortfall:                                                                 $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates                          0.00%

(42) Certificates Principal Distributable Amount applicable to current period                                          $0.00

(43)  Certificates Principal Carryover Shortfall:                                                                      $0.00

(44)  Certificates Principal Distribution Amount:                                                                      $0.00

(45)  Certificates Distribution Amount:                                                                              $499.17

(46)  Servicing Fee:                                                                                             $495,162.28

CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005 $25,000,000 Class B 5.990% Asset Backed Notes due October 17, 2005 $12,400,000 Deferred Purchase Price
$100,000 5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                       00-Jan-00

(47)  Excess Amounts Distributed To Seller:
     (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                      $1,098,153.02
     (b) Release of Excess Amount in Negative Carry Account                                                             $0.00
     (b) Release of Excess Amount in Yield Supplement Account                                                           $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
     into the Note Distribution Account                                                                                 $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                            $594,194,734.31

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                         $68,973,347.04
           A-1 Note Pool Factor:                                                                                    0.6119758

           Outstanding Principal Balance of A-2 Notes:                                                        $200,000,000.00
           A-2 Note Pool Factor:                                                                                    1.0000000

           Outstanding Principal Balance of A-3 Notes:                                                        $140,000,000.00
           A-3 Note Pool Factor:                                                                                    1.0000000

           Outstanding Principal Balance of A-4 Notes:                                                        $134,794,000.00
           A-4 Note Pool Factor:                                                                                    1.0000000

           Outstanding Principal Balance of B Notes:                                                           $23,177,806.13
           B Note Pool Factor:                                                                                      0.9271122

           Outstanding Principal Balance of the Deferred Purchase Price:                                       $12,400,000.00
           Deferred Purchase Price Pool Factor:                                                                     1.0000000

           Outstanding Principal Balance of the Certificates:                                                      100,000.00
           Certificate Pool Factor:                                                                                 1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                         $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                            $0.00

(53)  Spread Account Balance after giving effect to all distributions:                                         $12,499,916.99

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